UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06441

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2018

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2018

Emerging Markets Debt Fund
Investor Class (AEDVX)
I Class (AEHDX)
Y Class (AEYDX)
A Class (AEDQX)
C Class (AEDHX)
R Class (AEDWX)
R5 Class (AEDJX)
R6 Class (AEXDX)
G Class (AEDGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Rising Rates, Heightened Volatility Challenge Investors

U.S. stocks generally delivered gains for the period, but returns were considerably weaker than the robust, double-digit results of the previous fiscal year. Early on, a backdrop of robust corporate earnings results, improving global economic growth, and growth-oriented U.S. tax reform helped drive stock prices higher. The S&P 500 Index returned more than 10% just in the first three months of the reporting period.

Investor sentiment shifted dramatically in early February, as volatility resurfaced after an extended period of relative dormancy. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Federal Reserve (Fed). In response, U.S. Treasury yields soared, and stock prices plunged. Although this bout of market unrest quickly subsided, volatility remained a formidable force throughout the rest of the period. Stocks remained resilient, though, and the S&P 500 Index advanced 7.35% for the 12-month period. Growth stocks outpaced value stocks, and large-cap stocks outperformed small-cap stocks. Meanwhile, rising U.S. Treasury yields and Fed rate hikes weighed on interest-rate sensitive assets, including investment-grade bonds and real estate investment trusts.

Outside the U.S., economic growth moderated as the period unfolded, and global bond yields were flat to modestly higher. The U.S. dollar continued to gain ground versus other currencies, which drove down non-U.S. bond returns for unhedged investors. The strong dollar, combined with rising U.S. interest rates, geopolitical tensions, and fiscal challenges in several developing countries, led to negative results for emerging markets bonds.

With global economic growth diverging, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AEDVX	-2.76%	3.09%	7/29/14
JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index	—	-1.86%	3.45%	—
I Class	AEHDX	-2.76%	0.27%	4/10/17
Y Class	AEYDX	-2.67%	0.36%	4/10/17
A Class	AEDQX			7/29/14
No sales charge		-3.11%	2.83%
With sales charge		-7.45%	1.73%
C Class	AEDHX	-3.74%	2.08%	7/29/14
R Class	AEDWX	-3.26%	2.59%	7/29/14
R5 Class	AEDJX	-2.55%	3.31%	7/29/14
R6 Class	AEXDX	-2.61%	3.35%	7/29/14
G Class	AEDGX	—	-1.59%	11/14/17
G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 29, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
Investor Class — $11,386

JPMorgan CEMBI Broad Diversified Index — $11,577

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.97%	0.87%	0.77%	1.22%	1.97%	1.47%	0.77%	0.72%	0.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Margé Karner, John Lovito, Brian Howell, Kevin Akioka, and Thomas Youn

Thomas Youn joined the fund's management team in 2018.

Performance Summary

Emerging Markets Debt declined -2.76%* for the fiscal year ended October 31, 2018. By comparison, the JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index declined -1.86% over the same time period. Portfolio returns reflect operating expenses, while index returns do not.

Market Review

Performance in the broad emerging markets debt asset class was mixed in the reporting period amid volatile market trends. Early in the reporting period, emerging markets debt securities generally rallied in a risk-on environment. A favorable election result in South Africa enabled the country to maintain its investment-grade rating, while oil and other commodity prices were stable or rising. The spreads (differences in yield) between high-yield and investment-grade issuers narrowed to near-historic levels.

Later in the period, several broad influences began weighing on performance. Tax cuts in the U.S. helped drive domestic economic growth higher, exacerbating the gap between the growth rate in the U.S. and the growth rates in other developed markets. These dynamics pushed U.S. interest rates and the U.S. dollar higher, pressuring export activity among emerging markets and straining the solvency of countries with high external debt loads, especially Argentina and Turkey. Global trade tensions also weighed on emerging markets. In particular, escalating tariffs between the U.S. and China pressured trade volumes and eroded investor confidence. Slowing growth in China was another headwind for the asset class.

Argentina and Turkey were key sources of volatility. Despite positive policy reforms, Argentina faced an economic crisis as U.S. dollar-linked external debt payments escalated. The country secured a financing package from the International Monetary Fund (IMF) in June, and the IMF expanded the package in September, alleviating investor worries about short-term fiscal pressures. Although growth in Turkey was strong, Turkish central bankers faced a credibility crisis when they declined to raise interest rates to combat accelerating inflation. Meanwhile, political tensions between Turkey and the U.S. escalated and added to investor unease. Central bankers finally enacted a steep rate hike late in the period, quelling inflation and calming investors. Additionally, U.S.-Turkey relations improved after Turkish authorities released an American pastor held captive for two years.

Allocation Weighed on Results but Security Selection Contributed

In an environment of heightened volatility, investment-grade securities generally outpaced lower-quality bonds. As the high-yield sector sold off and valuations began to appear more reasonable, we moved from an underweight position relative to the index in high-yield securities to an overweight allocation. This positioning detracted from overall results, but our selections among securities with credit ratings of B and BB aided the portfolio’s relative results.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the market index, other share classes may not. See page 3 for returns for all share classes.

5

Given the turmoil in Argentina and Turkey, our overweight exposure in those countries weighed on relative performance from an asset allocation perspective. In addition, our sovereign holdings in
Argentina detracted from performance. However, strong security selection in Turkey, primarily our positions in the highest-quality banks, lifted relative results within Turkey, despite the negative effects of our overweight to the financials sector. Elsewhere, security selection in Russia, Chile, and Indonesia contributed to performance, as did an underweight position in real estate, especially in China and Indonesia.

Positioning for the Future

Looking ahead, we anticipate continued volatility. We expect U.S.-China trade tensions, diverging global growth, interest rate trends, and geopolitical events to challenge investor confidence. We believe prevailing risks include external financing needs (Turkey) and continued domestic political challenges (Turkey, Argentina, South Africa). However, the worst in Argentina and Turkey seems to be over after recent policy actions. In China, deleveraging and a possible slowdown while rebalancing to a consumption-led economy remain important drivers for commodities and the economic outlooks for many countries.

We continue to balance these dynamics with our long-term constructive view on emerging markets debt based on fundamental improvement across countries and companies. We remain cautiously constructive on emerging markets fundamentals, believing valuations are fairer after recent underperformance. We also believe U.S. dollar strength will moderate in conjunction with a slowdown in U.S. growth.

6

Fund Characteristics

OCTOBER 31, 2018
Portfolio at a Glance
Average Duration (effective)	4.5 years
Weighted Average Life to Maturity	5.5 years

Holdings by Country	% of net assets
China	7.7%
Mexico	7.1%
Turkey	6.4%
Russia	5.5%
Brazil	5.3%
Colombia	5.1%
India	5.0%
Indonesia	4.9%
South Africa	4.0%
Peru	3.5%
Other Countries	33.2%
Cash and Equivalents*	12.3%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Corporate Bonds	82.9%
Sovereign Governments and Agencies	4.0%
U.S. Treasury Securities	0.8%
Common Stocks	—**
Temporary Cash Investments	12.0%
Other Assets and Liabilities	0.3%
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$990.70	$4.87	0.97%
I Class	$1,000	$991.30	$4.37	0.87%
Y Class	$1,000	$991.70	$3.87	0.77%
A Class	$1,000	$989.50	$6.12	1.22%
C Class	$1,000	$986.70	$9.86	1.97%
R Class	$1,000	$988.20	$7.37	1.47%
R5 Class	$1,000	$991.80	$3.87	0.77%
R6 Class	$1,000	$992.00	$3.62	0.72%
G Class	$1,000	$995.50	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,020.32	$4.94	0.97%
I Class	$1,000	$1,020.82	$4.43	0.87%
Y Class	$1,000	$1,021.32	$3.92	0.77%
A Class	$1,000	$1,019.06	$6.21	1.22%
C Class	$1,000	$1,015.28	$10.01	1.97%
R Class	$1,000	$1,017.80	$7.48	1.47%
R5 Class	$1,000	$1,021.32	$3.92	0.77%
R6 Class	$1,000	$1,021.58	$3.67	0.72%
G Class	$1,000	$1,025.16	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2018

	Principal Amount	Value
CORPORATE BONDS — 82.9%
Argentina — 2.3%
Rio Energy SA / UGEN SA / UENSA SA, 6.875%, 2/1/25(1)	$3,200,000	$2,528,000
YPF SA, 8.75%, 4/4/24	6,750,000	6,665,625
YPF SA, 6.95%, 7/21/27	200,000	169,790
		9,363,415
Brazil — 5.3%
Banco Do Brasil SA, 4.625%, 1/15/25	4,300,000	4,046,343
Globo Comunicacao e Participacoes SA, 5.125%, 3/31/27	200,000	186,252
Globo Comunicacao e Participacoes SA, 5.125%, 3/31/27(1)	200,000	186,252
GTL Trade Finance, Inc., 7.25%, 4/16/44	1,200,000	1,249,512
Minerva Luxembourg SA, 6.50%, 9/20/26	3,800,000	3,524,500
Minerva Luxembourg SA, 5.875%, 1/19/28(1)	2,500,000	2,171,125
Petrobras Global Finance BV, 8.75%, 5/23/26	3,950,000	4,427,357
Petrobras Global Finance BV, 5.75%, 2/1/29	4,840,000	4,489,100
Rumo Luxembourg Sarl, 7.375%, 2/9/24	500,000	518,750
Rumo Luxembourg Sarl, 5.875%, 1/18/25(1)	1,200,000	1,143,762
		21,942,953
Chile — 2.0%
Geopark Ltd., 6.50%, 9/21/24	6,100,000	6,092,375
VTR Finance BV, 6.875%, 1/15/24	1,955,000	1,986,769
		8,079,144
China — 7.7%
Avi Funding Co. Ltd., MTN, 3.80%, 9/16/25	2,000,000	1,939,666
Baidu, Inc., 2.75%, 6/9/19	1,450,000	1,445,411
China Overseas Finance Cayman V Ltd., 3.95%, 11/15/22	3,950,000	3,886,468
China Resources Gas Group Ltd., MTN, 4.50%, 4/5/22	4,650,000	4,694,296
CITIC Ltd., MTN, 6.80%, 1/17/23	2,250,000	2,455,708
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	6,450,000	6,166,793
CNPC General Capital Ltd., 2.75%, 5/14/19	400,000	398,755
CRCC Yuxiang Ltd., 3.50%, 5/16/23	1,400,000	1,357,751
JD.com, Inc., 3.875%, 4/29/26	3,500,000	3,149,579
Sinopec Group Overseas Development 2015 Ltd., 2.50%, 4/28/20(1)	200,000	196,897
Sinopec Group Overseas Development 2016 Ltd., 2.125%, 5/3/19	600,000	596,834
Sinopec Group Overseas Development 2017 Ltd., 2.25%, 9/13/20(1)	700,000	683,836
Tencent Holdings Ltd., 3.60%, 1/19/28(1)	5,150,000	4,730,938
		31,702,932
Colombia — 5.1%
AI Candelaria Spain SLU, 7.50%, 12/15/28(1)	3,900,000	3,856,125
Ecopetrol SA, 7.625%, 7/23/19	3,000,000	3,094,500
Ecopetrol SA, 5.875%, 5/28/45	1,800,000	1,720,350
Gran Tierra Energy International Holdings Ltd., 6.25%, 2/15/25(1)	3,800,000	3,648,000
Grupo de Inversiones Suramericana SA, 5.50%, 4/29/26	2,200,000	2,222,000

10

	Principal Amount	Value
Millicom International Cellular SA, 5.125%, 1/15/28(1)	$500,000	$455,500
SURA Asset Management SA, 4.875%, 4/17/24	3,200,000	3,175,200
SURA Asset Management SA, 4.375%, 4/11/27	1,600,000	1,516,016
Transportadora de Gas Internacional SA ESP, 5.55%, 11/1/28(1)(2)	1,200,000	1,209,120
		20,896,811
Ghana — 1.0%
Tullow Oil plc, 7.00%, 3/1/25(1)	4,300,000	4,219,805
Guatemala — 1.6%
Comunicaciones Celulares SA Via Comcel Trust, 6.875%, 2/6/24	6,300,000	6,463,800
Hong Kong — 1.0%
Bank of East Asia Ltd. (The), MTN, VRN, 4.25%, 11/20/19(3)	200,000	199,546
China CITIC Bank International Ltd., MTN, 6.875%, 6/24/20	1,000,000	1,038,902
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(1)	2,000,000	1,951,251
HPHT Finance 17 Ltd., 2.75%, 9/11/22	1,000,000	945,983
Hutchison Whampoa International 09 Ltd., 7.625%, 4/9/19	100,000	101,842
		4,237,524
India — 5.0%
Axis Bank Ltd., MTN, 3.00%, 8/8/22	2,800,000	2,663,786
Bharti Airtel International Netherlands BV, 5.125%, 3/11/23	6,450,000	6,270,651
Greenko Investment Co., 4.875%, 8/16/23(1)	2,400,000	2,151,000
ICICI Bank Ltd., 5.75%, 11/16/20	400,000	413,420
ICICI Bank Ltd., MTN, 4.00%, 3/18/26	2,500,000	2,319,228
Reliance Industries Ltd., 4.125%, 1/28/25	2,400,000	2,311,600
Vedanta Resources plc, 6.125%, 8/9/24(1)	3,400,000	3,016,970
Vedanta Resources plc, 6.125%, 8/9/24	1,800,000	1,597,219
		20,743,874
Indonesia — 4.9%
Indika Energy Capital III Pte Ltd., 5.875%, 11/9/24	2,158,000	1,935,359
Indo Energy Finance II BV, 6.375%, 1/24/23	5,400,000	5,186,700
Listrindo Capital BV, 4.95%, 9/14/26	3,800,000	3,397,200
Minejesa Capital BV, 4.625%, 8/10/30(1)	2,800,000	2,477,832
Perusahaan Gas Negara Persero Tbk, 5.125%, 5/16/24	2,800,000	2,779,045
Saka Energi Indonesia PT, 4.45%, 5/5/24	2,800,000	2,585,428
TBG Global Pte Ltd., 5.25%, 2/10/22	1,700,000	1,668,276
		20,029,840
Ireland — 0.3%
C&W Senior Financing DAC, 7.50%, 10/15/26(1)	1,400,000	1,407,000
Israel — 2.1%
Altice Financing SA, 7.50%, 5/15/26	2,000,000	1,885,000
Israel Electric Corp. Ltd., 6.875%, 6/21/23(1)	1,300,000	1,424,462
Israel Electric Corp. Ltd., 5.00%, 11/12/24(1)	800,000	810,000
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	4,100,000	3,620,880
Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/28	1,000,000	1,024,324
		8,764,666
Jamaica — 1.5%
Digicel Group Ltd., 8.25%, 9/30/20	6,300,000	4,528,125

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	Principal Amount	Value
Digicel Ltd., 6.00%, 4/15/21	$1,600,000	$1,458,000
		5,986,125
Kazakhstan — 0.8%
KazTransGas JSC, 4.375%, 9/26/27(1)	3,400,000	3,218,549
Kuwait — 0.6%
Equate Petrochemical BV, MTN, 4.25%, 11/3/26	1,584,000	1,537,088
Kuwait Projects Co. SPC Ltd., 5.00%, 3/15/23	950,000	951,136
		2,488,224
Macau — 0.6%
Sands China Ltd., 5.125%, 8/8/25(1)	2,400,000	2,356,684
Malaysia — 0.2%
Axiata SPV1 Labuan Ltd., 5.375%, 4/28/20	1,000,000	1,027,169
Mexico — 7.1%
Axtel SAB de CV, 6.375%, 11/14/24(1)	1,550,000	1,488,000
Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.125%, 6/6/24	4,300,000	4,095,750
Banco Mercantil del Norte SA, VRN, 5.75%, 10/4/26(3)	4,000,000	3,663,800
BBVA Bancomer SA, VRN, 5.125%, 1/18/28(1)(3)	3,300,000	2,923,833
Cemex SAB de CV, 6.125%, 5/5/25	5,000,000	4,975,000
Cometa Energia SA de CV, 6.375%, 4/24/35(1)	5,132,400	4,977,402
Controladora Mabe SA de CV, 5.60%, 10/23/28(1)	3,100,000	2,983,750
Grupo KUO SAB De CV, 5.75%, 7/7/27	2,450,000	2,303,906
Sixsigma Networks Mexico SA de CV, 7.50%, 5/2/25(1)	1,950,000	1,850,063
		29,261,504
Nigeria — 1.7%
Guaranty Trust Bank plc, MTN, 6.00%, 11/8/18	500,000	501,109
IHS Netherlands Holdco BV, 9.50%, 10/27/21(1)	2,130,000	2,154,127
Zenith Bank plc, MTN, 6.25%, 4/22/19	4,400,000	4,423,918
		7,079,154
Panama — 1.9%
Banistmo SA, 3.65%, 9/19/22	3,886,000	3,696,558
C&W Senior Financing DAC, 6.875%, 9/15/27(1)	4,179,000	4,001,392
		7,697,950
Peru — 3.5%
Banco de Credito del Peru, 2.25%, 10/25/19(1)	200,000	198,130
Banco Internacional del Peru SAA Interbank, 3.375%, 1/18/23(1)	3,000,000	2,857,500
Banco Internacional del Peru SAA Interbank, VRN, 6.625%, 3/19/24(3)	200,000	213,750
Fenix Power Peru SA, 4.32%, 9/20/27	4,039,706	3,817,522
Intercorp Financial Services, Inc., 4.125%, 10/19/27(1)	4,600,000	4,151,500
Kallpa Generacion SA, 4.125%, 8/16/27	3,404,000	3,123,204
		14,361,606
Philippines†
FPT Finance Ltd., 6.375%, 9/28/20	100,000	104,880
Qatar — 2.8%
Nakilat, Inc., 6.07%, 12/31/33(1)	800,000	878,000
Nakilat, Inc., 6.27%, 12/31/33	201,030	220,793
Ooredoo International Finance Ltd., 7.875%, 6/10/19(1)	2,249,000	2,316,133

12

	Principal Amount	Value
Ooredoo International Finance Ltd., MTN, 5.00%, 10/19/25	$3,500,000	$3,587,297
Ooredoo Tamweel Ltd., 3.04%, 12/3/18	600,000	600,210
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20(1)	286,780	292,085
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20	220,600	224,681
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.75%, 9/30/19(1)	2,800,000	2,876,742
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.75%, 9/30/19	400,000	410,963
		11,406,904
Russia — 5.4%
Gazprom OAO Via Gaz Capital SA, 9.25%, 4/23/19	7,000,000	7,168,714
Gazprom OAO Via Gaz Capital SA, MTN, 7.29%, 8/16/37	1,600,000	1,769,458
GTH Finance BV, 7.25%, 4/26/23(1)	4,300,000	4,464,969
Lukoil International Finance BV, 6.125%, 11/9/20	200,000	207,380
Sberbank of Russia Via SB Capital SA, 5.18%, 6/28/19	4,600,000	4,624,729
VEON Holdings BV, 5.20%, 2/13/19	2,400,000	2,410,800
VEON Holdings BV, 4.95%, 6/16/24	1,500,000	1,423,605
		22,069,655
Saudi Arabia — 0.7%
SABIC Capital II BV, 4.50%, 10/10/28(1)	3,000,000	2,945,700
Singapore — 2.5%
Oversea-Chinese Banking Corp. Ltd., MTN, 4.25%, 6/19/24	3,000,000	2,981,130
Oversea-Chinese Banking Corp. Ltd., MTN, VRN, 4.00%, 10/15/19(3)	2,300,000	2,308,108
United Overseas Bank Ltd., MTN, VRN, 3.75%, 9/19/19(3)	2,300,000	2,301,495
United Overseas Bank Ltd., MTN, VRN, 2.88%, 3/8/22(3)	3,000,000	2,881,230
		10,471,963
South Africa — 3.0%
Liquid Telecommunications Financing plc, 8.50%, 7/13/22(1)	2,250,000	2,306,417
MTN Mauritius Investments Ltd., 4.76%, 11/11/24	5,351,000	4,815,392
Myriad International Holdings BV, 6.00%, 7/18/20	2,000,000	2,068,260
SASOL Financing USA LLC, 6.50%, 9/27/28	1,500,000	1,520,979
Stillwater Mining Co., 7.125%, 6/27/25	1,600,000	1,530,579
		12,241,627
South Korea — 2.0%
Harvest Operations Corp., 3.00%, 9/21/22(1)	2,800,000	2,714,307
Hyundai Capital America, 2.55%, 2/6/19	200,000	199,699
KEB Hana Bank, MTN, 4.375%, 9/30/24	3,200,000	3,160,464
Woori Bank, MTN, 4.75%, 4/30/24	2,250,000	2,252,790
		8,327,260
Tanzania, United Republic Of — 0.4%
HTA Group Ltd., 9.125%, 3/8/22	1,600,000	1,637,867
Thailand — 0.9%
PTTEP Treasury Center Co. Ltd., VRN, 4.875%, 6/18/19(3)	3,250,000	3,265,629
Siam Commercial Bank PCL, MTN, 3.50%, 4/7/19	400,000	400,280
		3,665,909
Turkey — 5.8%
Akbank Turk AS, VRN, 6.80%, 4/27/23(1)(3)	3,700,000	2,978,981
QNB Finansbank AS, MTN, 6.25%, 4/30/19	200,000	200,410
Turk Telekomunikasyon AS, 3.75%, 6/19/19	2,750,000	2,717,927

13

	Principal Amount	Value
Turk Telekomunikasyon AS, 4.875%, 6/19/24	$2,200,000	$1,913,710
Turkiye Garanti Bankasi AS, MTN, 4.75%, 10/17/19	3,680,000	3,626,901
Turkiye Garanti Bankasi AS, VRN, 6.125%, 5/24/22(1)(3)	2,600,000	2,169,450
Turkiye Is Bankasi AS, 6.125%, 4/25/24(1)	300,000	249,722
Turkiye Is Bankasi AS, MTN, 5.375%, 10/6/21	2,600,000	2,305,222
Yapi ve Kredi Bankasi AS, 5.25%, 12/3/18	200,000	199,922
Yapi ve Kredi Bankasi AS, 5.125%, 10/22/19	2,000,000	1,947,156
Yapi ve Kredi Bankasi AS, 5.85%, 6/21/24(1)	2,300,000	1,964,614
Yapi ve Kredi Bankasi AS, MTN, 6.10%, 3/16/23	4,050,000	3,554,122
		23,828,137
Ukraine — 0.4%
MHP SE, 7.75%, 5/10/24(1)	1,700,000	1,683,213
United Arab Emirates — 0.7%
Abu Dhabi National Energy Co. PJSC, 4.875%, 4/23/30(1)	1,500,000	1,493,580
ADCB Finance Cayman Ltd., MTN, 4.50%, 3/6/23	700,000	702,041
MDC GMTN B.V. Co., 4.50%, 11/7/28(1)(2)	800,000	796,688
		2,992,309
Zambia — 2.1%
First Quantum Minerals Ltd., 7.25%, 4/1/23	1,450,000	1,344,875
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	4,000,000	3,505,000
First Quantum Minerals Ltd., 6.875%, 3/1/26(1)	4,450,000	3,860,375
		8,710,250
TOTAL CORPORATE BONDS (Cost $357,214,132)		341,414,403
SOVEREIGN GOVERNMENTS AND AGENCIES — 4.0%
Argentina — 0.8%
Argentine Republic Government International Bond, 6.875%, 1/26/27	3,700,000	3,106,612
Jordan†
Jordan Government International Bond, 7.375%, 10/10/47(1)	200,000	181,638
Oman — 0.4%
Oman Government International Bond, 5.375%, 3/8/27	1,800,000	1,698,246
Russia — 0.1%
Russian Foreign Bond - Eurobond, 5.00%, 4/29/20	200,000	203,692
Senegal — 0.4%
Senegal Government International Bond, 6.75%, 3/13/48(1)	2,050,000	1,696,887
South Africa — 1.0%
Republic of South Africa Government International Bond, 5.50%, 3/9/20	4,100,000	4,148,987
South Korea — 0.7%
Korea Gas Corp., 3.875%, 2/12/24	2,800,000	2,794,454
Turkey — 0.6%
Turkey Government International Bond, 4.875%, 10/9/26	300,000	254,460
Turkey Government International Bond, 5.75%, 3/22/24	2,550,000	2,381,052
		2,635,512
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $17,423,520)		16,466,028

14

	Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 0.8%
U.S. Treasury Notes, 2.25%, 8/15/27	$10,000	$9,325
U.S. Treasury Notes, 2.875%, 8/15/28	3,365,000	3,287,973
		3,297,298
TOTAL U.S. TREASURY SECURITIES (Cost $3,367,897)		3,297,298
COMMON STOCKS†
Colombia†
Frontera Energy Corp.(4) (Cost $202,817)	2,078	27,076
TEMPORARY CASH INVESTMENTS(5) — 12.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 4.75%, 1/31/20 - 8/15/45, valued at $7,777,961), in a joint trading account at 2.00%, dated 10/31/18, due 11/1/18 (Delivery value $7,620,462)		7,620,039
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $3,891,615), at 1.05%, dated 10/31/18, due 11/1/18 (Delivery value $3,813,111)		3,813,000
U.S. Treasury Bills, 2.11%, 11/15/18(6)	$21,450,000	21,432,399
U.S. Treasury Bills, 2.15%, 12/6/18(6)(7)	15,000,000	14,968,883
U.S. Treasury Bills, 2.34%, 1/24/19(6)	1,700,000	1,691,035
TOTAL TEMPORARY CASH INVESTMENTS (Cost $49,525,968)		49,525,356
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $427,734,334)		410,730,161
OTHER ASSETS AND LIABILITIES — 0.3%		1,119,507
TOTAL NET ASSETS — 100.0%		$411,849,668

FUTURES CONTRACTS PURCHASED

Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	205	December 2018	$41,000,000	$43,184,532	$(112,571)
U.S. Treasury 5-Year Notes	149	December 2018	$14,900,000	16,745,039	(116,165)
U.S. Treasury Long Bonds	79	December 2018	$7,900,000	10,911,875	(385,154)
U.S. Treasury Ultra Bonds	8	December 2018	$800,000	1,193,750	(76,643)
				$72,035,196	$(690,533)

FUTURES CONTRACTS SOLD

Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Ultra Notes	77	December 2018	$7,700,000	$9,633,422	$78,764

15

CREDIT DEFAULT SWAP AGREEMENTS

Counterparty/ Reference Entity	Type	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Bank of America N.A. / Republic of Korea	Buy	(1.00)%	12/20/23	$12,200,000	$(346,324)	$(10,535)	$(356,859)
Bank of America N.A. / Colombia Government International Bond	Buy	(1.00)%	12/20/23	$10,350,000	59,867	64,867	124,734
Bank of America N.A. / Mexican Government International Bond	Buy	(1.00)%	12/20/23	$2,700,000	21,231	30,709	51,940
Goldman Sachs & Co. / Republic of Korea	Buy	(1.00)%	12/20/23	$16,600,000	(447,182)	(38,381)	(485,563)
Goldman Sachs & Co. / China International Bond	Buy	(1.00)%	12/20/23	$13,760,000	(257,952)	60,016	(197,936)
Goldman Sachs & Co. / Republic of Chile	Buy	(1.00)%	12/20/23	$10,300,000	(258,295)	20,532	(237,763)
Morgan Stanley / Mexican Government International Bond	Buy	(1.00)%	12/20/23	$12,900,000	101,436	146,722	248,158
					$(1,127,219)	$273,930	$(853,289)

^The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
MTN	-	Medium Term Note
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $110,803,306, which represented 26.9% of total net assets.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(4)	Non-income producing.

(5)	Category includes collateral received at the custodian bank for collateral requirements on swap agreements. At the period end, the aggregate value of cash deposits received was $130,000.

(6)	The rate indicated is the yield to maturity at purchase.

(7)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,735,285.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $427,734,334)	$410,730,161
Cash	83,359
Receivable for capital shares sold	30,609
Swap agreements, at value (including net premiums paid (received) of $182,534)	424,832
Interest receivable	4,163,122
415,432,083

Liabilities
Payable for collateral received for swap agreements	130,000
Payable for investments purchased	1,996,688
Payable for capital shares redeemed	1,640
Payable for variation margin on futures contracts	93,344
Swap agreements, at value (including net premiums paid (received) of $(1,309,753))	1,278,121
Accrued management fees	81,927
Distribution and service fees payable	86
Dividends payable	609
3,582,415

Net Assets	$411,849,668

Net Assets Consist of:
Capital paid in	$436,812,304
Distributable earnings	(24,962,636)
$411,849,668

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$90,831,110	9,276,324	$9.79
I Class	$6,165	630	$9.79
Y Class	$3,217,681	328,635	$9.79
A Class	$163,850	16,747	$9.78*
C Class	$32,117	3,288	$9.77
R Class	$56,482	5,775	$9.78
R5 Class	$6,716	686	$9.79
R6 Class	$9,336,116	953,332	$9.79
G Class	$308,199,431	31,478,225	$9.79
*Maximum offering price $10.24 (net asset value divided by 0.955).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $1,365)	$18,275,865

Expenses:
Management fees	3,127,095
Distribution and service fees:
A Class	1,916
C Class	1,293
R Class	868
Trustees' fees and expenses	24,899
Other expenses	10,593
3,166,664
Fees waived - G Class	(2,156,198)
1,010,466

Net investment income (loss)	17,265,399

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(8,533,598)
Forward foreign currency exchange contract transactions	(39,063)
Futures contract transactions	500,635
Swap agreement transactions	(231,590)
Foreign currency translation transactions	(27,461)
(8,331,077)

Change in net unrealized appreciation (depreciation) on:
Investments	(17,455,578)
Forward foreign currency exchange contracts	(119,506)
Futures contracts	(576,945)
Swap agreements	306,085
Translation of assets and liabilities in foreign currencies	73
(17,845,871)

Net realized and unrealized gain (loss)	(26,176,948)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,911,549)

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$17,265,399	$1,256,846
Net realized gain (loss)	(8,331,077)	917,716
Change in net unrealized appreciation (depreciation)	(17,845,871)	(271,674)
Net increase (decrease) in net assets resulting from operations	(8,911,549)	1,902,888

Distributions to Shareholders
From earnings:(1)
Investor Class	(3,255,567)	(154,699)
I Class	(602)	(429)
Y Class	(33,864)	(98)
A Class	(20,233)	(232,487)
C Class	(2,413)	(32,513)
R Class	(4,376)	(39,275)
R5 Class	(16,456)	(237,479)
R6 Class	(329,821)	(735,708)
G Class	(13,802,738)	—
Decrease in net assets from distributions	(17,466,070)	(1,432,688)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	400,103,186	4,094,966

Net increase (decrease) in net assets	373,725,567	4,565,166

Net Assets
Beginning of period	38,124,101	33,558,935
End of period	$411,849,668	$38,124,101

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(136,419), $(429), $(98), $(195,891), $(26,040), $(32,720), $(204,399) and $(635,782) for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively. Distributions from net realized gains were $(18,280), $(36,596), $(6,473), $(6,555), $(33,080) and $(99,926) for Investor Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

19

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Emerging Markets Debt Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and Y Class commenced on April 10, 2017 and sale of the G Class commenced on November 14, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Sovereign governments and agencies, corporate bonds, and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

20

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

21

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc., American Century Strategic Asset Allocations, Inc. and American Century Investment Trust own, in aggregate, 98% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. Effective November 14, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.96%	0.86%	0.76%	0.96%	0.96%	0.96%	0.76%	0.71%	0.00%(1)
(1) Effective annual management fee before waiver was 0.71%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2018 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century
Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2018 totaled $639,596,793, of which $3,357,902 represented U.S. Treasury and Government Agency obligations.

22

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 totaled $285,211,500, none of which were U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2018(1)		Year ended October 31, 2017(2)
	Shares	Amount	Shares	Amount
Investor Class
Sold	9,147,728	$95,335,284	582,422	$6,023,796
Issued in reinvestment of distributions	322,406	3,246,066	14,657	150,735
Redeemed	(829,610)	(8,449,493)	(338,952)	(3,465,672)
	8,640,524	90,131,857	258,127	2,708,859
I Class
Sold	3,252	32,258	3,639	37,719
Issued in reinvestment of distributions	58	588	41	429
Redeemed	(6,340)	(63,956)	(20)	(204)
	(3,030)	(31,110)	3,660	37,944
Y Class
Sold	337,441	3,343,360	485	5,000
Issued in reinvestment of distributions	3,433	33,864	10	98
Redeemed	(12,734)	(127,715)	—	—
	328,140	3,249,509	495	5,098
A Class
Sold	3,959	41,014	11,352	118,176
Issued in reinvestment of distributions	1,794	18,489	22,681	232,487
Redeemed	(623,646)	(6,491,855)	(8,319)	(86,038)
	(617,893)	(6,432,352)	25,714	264,625
C Class
Sold	2,033	20,410	962	10,000
Issued in reinvestment of distributions	235	2,413	3,180	32,497
Redeemed	(108,899)	(1,132,372)	(2,044)	(21,053)
	(106,631)	(1,109,549)	2,098	21,444
R Class
Sold	5,130	51,958	4,099	42,218
Issued in reinvestment of distributions	399	4,078	3,835	39,275
Redeemed	(115,392)	(1,198,873)	(951)	(9,915)
	(109,863)	(1,142,837)	6,983	71,578
R5 Class
Issued in reinvestment of distributions	1,582	16,456	23,143	237,479
Redeemed	(574,523)	(5,986,535)	—	—
	(572,941)	(5,970,079)	23,143	237,479
R6 Class
Sold	454,041	4,596,064	349,756	3,540,873
Issued in reinvestment of distributions	32,460	326,652	71,619	735,307
Redeemed	(1,113,021)	(11,555,409)	(339,248)	(3,528,241)
	(626,520)	(6,632,693)	82,127	747,939
G Class			N/A
Sold	33,180,882	345,146,979
Issued in reinvestment of distributions	1,373,015	13,802,738
Redeemed	(3,075,672)	(30,909,277)
	31,478,225	328,040,440
Net increase (decrease)	38,410,011	$400,103,186	402,347	$4,094,966

(1)	November 14, 2017 (commencement of sale) through October 31, 2018 for the G Class.

(2)	April 10, 2017 (commencement of sale) through October 31, 2017 for the I Class and Y Class.

23

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$341,414,403	—
Sovereign Governments and Agencies	—	16,466,028	—
U.S. Treasury Securities	—	3,297,298	—
Common Stocks	$27,076	—	—
Temporary Cash Investments	—	49,525,356	—
	$27,076	$410,703,085	—
Other Financial Instruments
Futures Contracts	$78,764	—	—
Swap Agreements	—	$424,832	—
	$78,764	$424,832	—

Liabilities
Other Financial Instruments
Futures Contracts	$690,533	—	—
Swap Agreements	—	$1,278,121	—
	$690,533	$1,278,121	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $64,024,167.

24

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $9,591,909.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $63,366,667 futures contracts purchased and $16,041,667 futures contracts sold.

Value of Derivative Instruments as of October 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$424,832	Swap agreements	$1,278,121
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	93,344
		$424,832		$1,371,465

* Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(231,590)	Change in net unrealized appreciation (depreciation) on swap agreements	$306,085
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(39,063)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(119,506)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	500,635	Change in net unrealized appreciation (depreciation) on futures contracts	(576,945)
		$229,982		$(390,366)

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8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$17,144,275	$1,432,688
Long-term capital gains	$321,795	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$427,744,328
Gross tax appreciation of investments	$296,641
Gross tax depreciation of investments	(17,310,808)
Net tax appreciation (depreciation) of investments	(17,014,167)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	365,875
Net tax appreciation (depreciation)	$(16,648,292)
Undistributed ordinary income	$266,764
Accumulated short-term capital losses	$(8,509,166)
Accumulated long-term capital losses	$(71,942)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

26

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$10.43	0.35	(0.64)	(0.29)	(0.33)	(0.02)	(0.35)	$9.79	(2.76)%	0.97%	3.52%	85%	$90,831
2017	$10.32	0.35	0.16	0.51	(0.34)	(0.06)	(0.40)	$10.43	5.11%	0.97%	3.39%	154%	$6,634
2016	$9.75	0.36	0.57	0.93	(0.36)	—	(0.36)	$10.32	9.77%	0.97%	3.59%	97%	$3,898
2015(3)	$9.88	0.11	(0.13)	(0.02)	(0.11)	—	(0.11)	$9.75	(0.22)%	0.97%(4)	3.19%(4)	35%	$1,878
2015(5)	$10.00	0.28	(0.11)	0.17	(0.29)	—	(0.29)	$9.88	1.72%	0.97%(4)	3.18%(4)	46%	$3,312
I Class
2018	$10.44	0.34	(0.63)	(0.29)	(0.34)	(0.02)	(0.36)	$9.79	(2.76)%	0.87%	3.62%	85%	$6
2017(6)	$10.30	0.20	0.14	0.34	(0.20)	—	(0.20)	$10.44	3.28%	0.87%(4)	3.38%(4)	154%(7)	$38
Y Class
2018	$10.44	0.40	(0.68)	(0.28)	(0.35)	(0.02)	(0.37)	$9.79	(2.67)%	0.77%	3.72%	85%	$3,218
2017(6)	$10.30	0.21	0.13	0.34	(0.20)	—	(0.20)	$10.44	3.33%	0.77%(4)	3.52%(4)	154%(7)	$5
A Class
2018	$10.43	0.28	(0.60)	(0.32)	(0.31)	(0.02)	(0.33)	$9.78	(3.11)%	1.22%	3.27%	85%	$164
2017	$10.32	0.32	0.17	0.49	(0.32)	(0.06)	(0.38)	$10.43	4.84%	1.22%	3.14%	154%	$6,619
2016	$9.74	0.33	0.59	0.92	(0.34)	—	(0.34)	$10.32	9.61%	1.22%	3.34%	97%	$6,282
2015(3)	$9.87	0.10	(0.13)	(0.03)	(0.10)	—	(0.10)	$9.74	(0.31)%	1.22%(4)	2.94%(4)	35%	$5,671
2015(5)	$10.00	0.27	(0.13)	0.14	(0.27)	—	(0.27)	$9.87	1.45%	1.22%(4)	2.93%(4)	46%	$6,660

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$10.41	0.20	(0.59)	(0.39)	(0.23)	(0.02)	(0.25)	$9.77	(3.74)%	1.97%	2.52%	85%	$32
2017	$10.30	0.25	0.16	0.41	(0.24)	(0.06)	(0.30)	$10.41	4.07%	1.97%	2.39%	154%	$1,144
2016	$9.72	0.26	0.58	0.84	(0.26)	—	(0.26)	$10.30	8.81%	1.97%	2.59%	97%	$1,110
2015(3)	$9.85	0.07	(0.13)	(0.06)	(0.07)	—	(0.07)	$9.72	(0.57)%	1.97%(4)	2.19%(4)	35%	$1,013
2015(5)	$10.00	0.20	(0.13)	0.07	(0.22)	—	(0.22)	$9.85	0.74%	1.97%(4)	2.18%(4)	46%	$1,019
R Class
2018	$10.42	0.26	(0.60)	(0.34)	(0.28)	(0.02)	(0.30)	$9.78	(3.26)%	1.47%	3.02%	85%	$56
2017	$10.31	0.30	0.16	0.46	(0.29)	(0.06)	(0.35)	$10.42	4.58%	1.47%	2.89%	154%	$1,205
2016	$9.73	0.31	0.58	0.89	(0.31)	—	(0.31)	$10.31	9.34%	1.47%	3.09%	97%	$1,120
2015(3)	$9.86	0.09	(0.13)	(0.04)	(0.09)	—	(0.09)	$9.73	(0.40)%	1.47%(4)	2.69%(4)	35%	$1,009
2015(5)	$10.00	0.24	(0.12)	0.12	(0.26)	—	(0.26)	$9.86	1.18%	1.47%(4)	2.68%(4)	46%	$1,012
R5 Class
2018	$10.43	0.31	(0.57)	(0.26)	(0.36)	(0.02)	(0.38)	$9.79	(2.55)%	0.77%	3.72%	85%	$7
2017	$10.32	0.37	0.16	0.53	(0.36)	(0.06)	(0.42)	$10.43	5.31%	0.77%	3.59%	154%	$5,986
2016	$9.75	0.38	0.57	0.95	(0.38)	—	(0.38)	$10.32	9.99%	0.77%	3.79%	97%	$5,682
2015(3)	$9.87	0.11	(0.12)	(0.01)	(0.11)	—	(0.11)	$9.75	(0.16)%	0.77%(4)	3.39%(4)	35%	$5,164
2015(5)	$10.00	0.31	(0.13)	0.18	(0.31)	—	(0.31)	$9.87	1.91%	0.77%(4)	3.38%(4)	46%	$6,671

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2018	$10.44	0.37	(0.64)	(0.27)	(0.36)	(0.02)	(0.38)	$9.79	(2.61)%	0.72%	3.77%	85%	$9,336
2017	$10.33	0.38	0.16	0.54	(0.37)	(0.06)	(0.43)	$10.44	5.37%	0.72%	3.64%	154%	$16,492
2016	$9.75	0.38	0.59	0.97	(0.39)	—	(0.39)	$10.33	10.15%	0.72%	3.84%	97%	$15,465
2015(3)	$9.88	0.11	(0.12)	(0.01)	(0.12)	—	(0.12)	$9.75	(0.14)%	0.72%(4)	3.44%(4)	35%	$12,290
2015(5)	$10.00	0.32	(0.13)	0.19	(0.31)	—	(0.31)	$9.88	1.96%	0.72%(4)	3.43%(4)	46%	$8,699
G Class
2018(8)	$10.40	0.44	(0.62)	(0.18)	(0.41)	(0.02)	(0.43)	$9.79	(1.59)%	0.01%(4)(9)	4.49%(4)(9)	85%(10)	$308,199

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

(4)	Annualized.

(5)	July 29, 2014 (fund inception) through June 30, 2015.

(6)	April 10, 2017 (commencement of sale) through October 31, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(8)	November 14, 2017 (commencement of sale) through October 31, 2018.

(9)
The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.72% and 3.78%, respectively.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century International Bond Funds and Shareholders of Emerging Markets Debt Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Debt Fund (one of the funds constituting American Century International Bond Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
December 18, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

30

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-year period and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

35

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this

36

information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $641,173 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2018.

The fund hereby designates $321,795, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2018.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90985 1812

Annual Report

October 31, 2018

Global Bond Fund
Investor Class (AGBVX)
I Class (AGBHX)
Y Class (AGBWX)
A Class (AGBAX)
C Class (AGBTX)
R Class (AGBRX)
R5 Class (AGBNX)
R6 Class (AGBDX)
G Class (AGBGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Rising Rates, Heightened Volatility Challenge Investors

U.S. stocks generally delivered gains for the period, but returns were considerably weaker than the robust, double-digit results of the previous fiscal year. Early on, a backdrop of robust corporate earnings results, improving global economic growth, and growth-oriented U.S. tax reform helped drive stock prices higher. The S&P 500 Index returned more than 10% just in the first three months of the reporting period.

Investor sentiment shifted dramatically in early February, as volatility resurfaced after an extended period of relative dormancy. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Federal Reserve (Fed). In response, U.S. Treasury yields soared, and stock prices plunged. Although this bout of market unrest quickly subsided, volatility remained a formidable force throughout the rest of the period. Stocks remained resilient, though, and the S&P 500 Index advanced 7.35% for the 12-month period. Growth stocks outpaced value stocks, and large-cap stocks outperformed small-cap stocks. Meanwhile, rising U.S. Treasury yields and Fed rate hikes weighed on interest-rate sensitive assets, including investment-grade bonds and real estate investment trusts.

Outside the U.S., economic growth moderated as the period unfolded, and global bond yields were flat to modestly higher. The U.S. dollar continued to gain ground versus other currencies, which drove down non-U.S. bond returns for unhedged investors. The strong dollar, combined with rising U.S. interest rates, geopolitical tensions, and fiscal challenges in several developing countries, led to negative results for emerging markets bonds.

With global economic growth diverging, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AGBVX	-1.33%	2.43%	2.48%	1/31/12
Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged)	—	0.20%	2.91%	2.92%	—
I Class	AGBHX	-1.16%	—	0.75%	4/10/17
Y Class	AGBWX	-1.09%	—	0.86%	4/10/17
A Class	AGBAX				1/31/12
No sales charge		-1.59%	2.16%	2.22%
With sales charge		-6.06%	1.21%	1.53%
C Class	AGBTX	-2.27%	1.41%	1.47%	1/31/12
R Class	AGBRX	-1.75%	1.93%	1.97%	1/31/12
R5 Class	AGBNX	-1.13%	2.64%	2.68%	1/31/12
R6 Class	AGBDX	-1.08%	2.67%	2.73%	7/26/13
G Class	AGBGX	-0.49%	—	0.53%	7/28/17
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made January 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
Investor Class — $11,799

Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged) — $12,147

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.84%	0.74%	0.64%	1.09%	1.84%	1.34%	0.64%	0.59%	0.59%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester, Robert Gahagan, and Abdelak Adjriou

Performance Summary

Global Bond declined -1.33%* for the fiscal year ended October 31, 2018. By comparison, the Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged) returned 0.20% over the same time period. Portfolio returns reflect operating expenses, while index returns do not.

Market Review

Volatility characterized global bond markets over the reporting period. The economic backdrop was generally positive, though the gap between stronger U.S. growth and slower growth in other developed markets grew more pronounced. U.S. momentum surged after a domestic tax cut at the end of 2017, while growth in other developed markets softened incrementally in the second and third calendar quarters of 2018. The Federal Reserve hiked U.S. rates four times over the period, and U.S. Treasury yields increased across all maturities. Of note, the 10-year U.S. Treasury yield topped 3% for the first time in several years. Elsewhere, the Bank of England enacted two rate hikes, while the European Central Bank (ECB) and Bank of Japan held target rates steady. The ECB began tapering its monthly bond purchases, aiming to end the program by December 2018. Inflation edged modestly higher across developed markets, ending the period at or near central bank targets.

Meanwhile, U.S. dollar strength, global trade tensions, and softening growth in China drove higher volatility in emerging markets. The countries most reliant on external funding came under distress, notably Argentina and Turkey, which helped drive the entire asset class lower. Both countries made progress late in the period, with Argentina securing a financing package from the International Monetary Fund and Turkish assets rallying after central bankers finally enacted a steep rate hike.

In this environment, global bonds declined on an unhedged basis. With hedging against the rising U.S. dollar, the global bond benchmark posted a small gain.

Currency Exposure, Yield Curve Positioning Weighed on Performance

Within the portfolio, currency exposure was a key detractor, primarily due to hedging costs associated with the fund’s positions in Mexico and South Africa. The higher U.S. dollar drove weakness in other currency positions.

Yield curve positioning in the U.S. and Europe also detracted from relative results. Interest rates were volatile over the reporting period, but broadly speaking, rates rose in the U.S. and remained flat in Europe. Security selection also detracted from portfolio performance. In particular, selections among European sovereigns, primarily in Italy, weighed on results.

Country Positioning and Sector Allocation Added Value

The portfolio’s allocation by region contributed to performance, led by exposure to euro-denominated local issues.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the market benchmark, other share classes may not. See page 3 for returns for all share classes.

Our sector allocations also contributed. Out-of-index positions in U.S. high-yield credit were especially positive, as the high-yield sector was one of the few broad fixed-income categories to post positive returns over the reporting period. U.S. corporate earnings were robust, which helped drive gains in the high-yield sector. Our allocation to hard currency emerging markets debt also added to returns, but security selection mitigated the positive allocation effects.

Although security selection was a detractor overall, our choices among non-agency collateralized mortgage obligations and commercial mortgage-backed securities in the U.S. aided portfolio performance.

Positioning for the Future

We expect U.S. Treasury yields to gradually climb higher. In Europe and the U.K., we expect a slow normalization of yields as central banks remove stimulus and/or gradually raise interest rates. In Japan, continued aggressive central bank stimulus still supports low yields. Accordingly, we plan to maintain a neutral to short position in U.S. Treasuries and a short position in European government bonds. We favor long exposure in emerging markets local sovereign rates, given our expectations for rates to decline in select markets.

We continue to favor overweight positions in U.S. securitized bonds, including floating-rate securities that should benefit as interest rates rise, and corporate credit. We also will continue to seek value from out-of-index positions, including high-yield corporates, emerging markets bonds, and select currencies.

Fund Characteristics

OCTOBER 31, 2018
Portfolio at a Glance
Average Duration (effective)	6.5 years
Weighted Average Life to Maturity	9.7 years

Bond Holdings by Country	% of net assets
United States	41.7%
Japan	6.8%
Canada	5.9%
United Kingdom	5.9%
Cayman Islands	5.2%
Italy	4.1%
South Africa	3.0%
France	2.9%
Netherlands	2.9%
Germany	2.5%
Other Countries	17.7%
Cash and Equivalents*	1.4%
* Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	37.9%
Corporate Bonds	33.0%
Collateralized Mortgage Obligations	5.9%
Asset-Backed Securities	5.2%
Collateralized Loan Obligations	4.9%
Commercial Mortgage-Backed Securities	4.5%
U.S. Government Agency Mortgage-Backed Securities	4.4%
Bank Loan Obligations	2.4%
Municipal Securities	0.4%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	0.7%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$993.10	$4.22	0.84%
I Class	$1,000	$993.10	$3.72	0.74%
Y Class	$1,000	$993.10	$3.22	0.64%
A Class	$1,000	$991.10	$5.47	1.09%
C Class	$1,000	$988.00	$9.22	1.84%
R Class	$1,000	$990.00	$6.72	1.34%
R5 Class	$1,000	$994.10	$3.22	0.64%
R6 Class	$1,000	$994.10	$2.97	0.59%
G Class	$1,000	$997.00	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,020.97	$4.28	0.84%
I Class	$1,000	$1,021.48	$3.77	0.74%
Y Class	$1,000	$1,021.98	$3.26	0.64%
A Class	$1,000	$1,019.71	$5.55	1.09%
C Class	$1,000	$1,015.93	$9.35	1.84%
R Class	$1,000	$1,018.45	$6.82	1.34%
R5 Class	$1,000	$1,021.98	$3.26	0.64%
R6 Class	$1,000	$1,022.23	$3.01	0.59%
G Class	$1,000	$1,025.16	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2018

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 37.9%
Argentina — 0.1%
Argentine Republic Government International Bond, 6.875%, 1/26/27		$800,000	$671,700
Argentine Republic Government International Bond, 6.625%, 7/6/28		$1,700,000	1,362,975
			2,034,675
Australia — 1.3%
Australia Government Bond, 2.75%, 4/21/24	AUD	22,149,000	16,048,045
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	4,100,000	2,904,008
			18,952,053
Austria — 0.7%
Republic of Austria Government Bond, 3.40%, 11/22/22(1)	EUR	3,395,000	4,418,132
Republic of Austria Government Bond, 0.75%, 10/20/26(1)	EUR	2,934,000	3,413,703
Republic of Austria Government Bond, 4.15%, 3/15/37(1)	EUR	1,610,000	2,741,609
			10,573,444
Belgium — 0.5%
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	1,335,000	2,292,791
Kingdom of Belgium Government Bond, 1.60%, 6/22/47(1)	EUR	3,900,000	4,298,064
			6,590,855
Brazil — 0.1%
Brazilian Government International Bond, 2.625%, 1/5/23		$488,000	452,869
Brazilian Government International Bond, 5.625%, 1/7/41		$1,000,000	924,250
			1,377,119
Canada — 5.4%
Canadian Government Bond, 1.00%, 9/1/22	CAD	57,800,000	41,653,583
Canadian Government Bond, 4.00%, 6/1/41	CAD	4,804,000	4,559,029
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	6,970,000	5,393,497
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	11,980,000	9,067,562
Province of Quebec Canada, 3.00%, 9/1/23	CAD	7,892,000	6,038,254
Province of Quebec Canada, 5.75%, 12/1/36	CAD	6,345,000	6,409,055
Province of Quebec Canada, 3.50%, 12/1/48	CAD	5,797,000	4,564,149
			77,685,129
Chile†
Chile Government International Bond, 3.25%, 9/14/21		$300,000	298,890
Colombia — 0.2%
Colombia Government International Bond, 7.375%, 9/18/37		$2,100,000	2,543,625
Czech Republic — 0.1%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	28,900,000	1,402,533
Denmark — 0.2%
Denmark Government Bond, 0.50%, 11/15/27	DKK	15,795,000	2,434,553
Denmark Government Bond, 4.50%, 11/15/39	DKK	1,705,000	444,194
			2,878,747

		Principal Amount	Value
Dominican Republic — 0.2%
Dominican Republic International Bond, 6.875%, 1/29/26		$1,900,000	$1,999,750
Dominican Republic International Bond, 5.95%, 1/25/27(1)		$800,000	799,000
Dominican Republic International Bond, 5.95%, 1/25/27		$800,000	799,000
			3,597,750
Egypt — 0.1%
Egypt Government International Bond, 5.75%, 4/29/20		$1,000,000	1,009,040
Egypt Government International Bond, 7.50%, 1/31/27(1)		$600,000	588,164
			1,597,204
Finland — 0.3%
Finland Government Bond, 4.00%, 7/4/25(1)	EUR	3,247,000	4,598,469
France — 1.0%
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	3,456,518	5,799,223
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	5,593,000	8,724,823
			14,524,046
Germany — 1.3%
Bundesrepublik Deutschland Bundesanleihe, 0.50%, 2/15/25	EUR	642,000	751,566
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/26(2)	EUR	9,285,000	10,396,674
Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/4/40	EUR	1,189,000	2,392,417
Bundesrepublik Deutschland Bundesanleihe, 2.50%, 7/4/44	EUR	3,067,000	4,691,325
			18,231,982
Hungary — 2.0%
Hungary Government Bond, 6.75%, 10/22/28	HUF	6,372,000,000	27,763,815
Hungary Government International Bond, 7.625%, 3/29/41		$500,000	680,893
			28,444,708
Indonesia — 0.2%
Indonesia Government International Bond, 4.75%, 1/8/26(1)		$1,000,000	990,487
Indonesia Government International Bond, MTN, 6.75%, 1/15/44		$1,800,000	2,075,015
			3,065,502
Ireland — 0.4%
Ireland Government Bond, 3.40%, 3/18/24	EUR	4,403,000	5,830,666
Italy — 2.7%
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	16,633,000	17,596,257
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	10,193,000	12,905,303
Italy Buoni Poliennali Del Tesoro, 3.45%, 3/1/48(1)	EUR	7,405,000	7,692,885
Republic of Italy Government International Bond, 6.875%, 9/27/23		$120,000	128,907
			38,323,352
Japan — 6.8%
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	1,989,750,000	23,219,510
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	1,444,800,000	16,194,795
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	2,473,750,000	24,966,689
Japan Government Thirty Year Bond, 0.80%, 3/20/48	JPY	520,000,000	4,534,722
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	2,698,800,000	27,930,613
			96,846,329

		Principal Amount	Value
Jordan — 0.2%
Jordan Government International Bond, 5.75%, 1/31/27		$2,000,000	$1,842,198
Jordan Government International Bond, 7.375%, 10/10/47		$1,200,000	1,089,828
			2,932,026
Malaysia — 0.2%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	13,250,000	3,142,164
Mexico — 1.8%
Mexican Bonos, 6.50%, 6/9/22	MXN	130,050,000	5,983,520
Mexican Bonos, 8.00%, 12/7/23	MXN	229,000,000	10,966,342
Mexican Bonos, 10.00%, 11/20/36	MXN	8,740,000	470,009
Mexico Government International Bond, 4.125%, 1/21/26		$300,000	289,972
Mexico Government International Bond, 4.15%, 3/28/27		$3,900,000	3,718,162
Nacional Financiera SNC, MTN, 0.78%, 3/29/22	JPY	500,000,000	4,459,879
			25,887,884
Netherlands — 1.0%
Netherlands Government Bond, 0.00%, 1/15/22(1)(2)	EUR	4,836,000	5,546,974
Netherlands Government Bond, 0.50%, 7/15/26(1)	EUR	5,616,000	6,473,388
Netherlands Government Bond, 2.75%, 1/15/47(1)	EUR	1,228,000	1,962,953
			13,983,315
Norway — 0.3%
Norway Government Bond, 2.00%, 5/24/23(1)	NOK	4,725,000	572,038
Norway Government Bond, 1.75%, 2/17/27(1)	NOK	27,700,000	3,255,731
			3,827,769
Panama — 0.2%
Panama Government International Bond, 6.70%, 1/26/36		$2,000,000	2,405,000
Paraguay†
Paraguay Government International Bond, 5.00%, 4/15/26(1)		$500,000	501,250
Peru — 1.8%
Peru Government Bond, 6.15%, 8/12/32(1)	PEN	80,940,000	23,978,022
Peruvian Government International Bond, 4.125%, 8/25/27		$1,200,000	1,210,812
Peruvian Government International Bond, 6.55%, 3/14/37		$350,000	427,875
			25,616,709
Philippines — 0.1%
Philippine Government International Bond, 6.375%, 10/23/34		$1,000,000	1,217,669
Poland — 0.3%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	11,985,000	3,347,411
Republic of Poland Government International Bond, 4.00%, 1/22/24		$500,000	505,856
			3,853,267
Russia — 0.4%
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	77,600,000	1,076,708
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		$1,500,000	2,379,315
Russian Foreign Bond - Eurobond, 5.25%, 6/23/47		$2,000,000	1,855,570
			5,311,593
Saudi Arabia — 0.1%
Saudi Government International Bond, 2.375%, 10/26/21(1)		$1,300,000	1,243,827
Senegal — 0.1%
Senegal Government International Bond, 6.25%, 5/23/33(1)		$1,500,000	1,301,306

		Principal Amount	Value
Serbia — 0.1%
Serbia International Bond, 7.25%, 9/28/21(1)		$800,000	$864,250
Singapore — 0.2%
Singapore Government Bond, 3.125%, 9/1/22	SGD	4,410,000	3,289,806
South Africa — 3.0%
Republic of South Africa Government Bond, 7.75%, 2/28/23	ZAR	236,000,000	15,485,887
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	257,000,000	18,506,805
Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	160,000,000	9,537,237
Republic of South Africa Government International Bond, 4.67%, 1/17/24		$250,000	239,516
			43,769,445
Switzerland — 0.5%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	5,058,000	5,563,222
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	1,534,000	2,057,012
			7,620,234
Thailand — 0.5%
Thailand Government Bond, 3.625%, 6/16/23	THB	65,000,000	2,068,014
Thailand Government Bond, 3.85%, 12/12/25	THB	175,700,000	5,720,039
			7,788,053
Tunisia — 0.2%
Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25		$2,800,000	2,385,275
United Kingdom — 3.3%
United Kingdom Gilt, 1.50%, 7/22/26	GBP	18,316,000	23,872,091
United Kingdom Gilt, 4.50%, 12/7/42	GBP	6,876,000	13,302,087
United Kingdom Gilt, 4.25%, 12/7/49	GBP	2,656,000	5,311,973
United Kingdom Gilt, 4.25%, 12/7/55	GBP	2,020,000	4,278,202
			46,764,353
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $573,008,726)			543,102,273
CORPORATE BONDS — 33.0%
Aerospace and Defense — 0.1%
Lockheed Martin Corp., 3.55%, 1/15/26		$570,000	557,258
Lockheed Martin Corp., 3.80%, 3/1/45		240,000	214,245
Rockwell Collins, Inc., 4.35%, 4/15/47		310,000	288,162
United Technologies Corp., 5.70%, 4/15/40		380,000	416,691
			1,476,356
Airlines — 0.1%
United Continental Holdings, Inc., 4.25%, 10/1/22		1,150,000	1,129,875
Auto Components — 0.3%
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23		2,650,000	2,606,275
Tenneco, Inc., 5.00%, 7/15/26		1,060,000	885,100
ZF North America Capital, Inc., 4.00%, 4/29/20(1)		560,000	560,118
			4,051,493
Automobiles — 0.5%
Ford Motor Co., 4.35%, 12/8/26		370,000	336,198
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		2,710,000	2,807,545
Ford Motor Credit Co. LLC, 2.98%, 8/3/22		450,000	422,480

		Principal Amount	Value
General Motors Co., 5.15%, 4/1/38		$560,000	$496,266
General Motors Financial Co., Inc., 3.20%, 7/6/21		1,860,000	1,820,805
General Motors Financial Co., Inc., 5.25%, 3/1/26		800,000	800,009
Jaguar Land Rover Automotive plc, 3.50%, 3/15/20(1)		980,000	964,075
			7,647,378
Banks — 5.8%
Banco de Bogota SA, 6.25%, 5/12/26		1,200,000	1,221,000
Banco Santander SA, MTN, 2.50%, 3/18/25	EUR	3,700,000	4,190,303
Bank of America Corp., MTN, 4.20%, 8/26/24		$430,000	427,353
Bank of America Corp., MTN, 4.00%, 1/22/25		1,390,000	1,353,553
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	900,000	1,137,478
Bank of America Corp., MTN, VRN, 3.82%, 1/20/27(3)		$2,500,000	2,399,351
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47(3)		250,000	238,499
Bank of America Corp., VRN, 3.42%, 12/20/27(3)		120,000	110,807
Banque Federative du Credit Mutuel SA, 2.00%, 4/12/19(1)		250,000	248,752
Barclays plc, 4.375%, 1/12/26		200,000	192,157
Barclays plc, 4.95%, 1/10/47		400,000	357,785
BPCE SA, 3.00%, 5/22/22(1)		790,000	761,679
BPCE SA, 5.15%, 7/21/24(1)		300,000	302,323
BPCE SA, VRN, 2.75%, 7/8/21(3)	EUR	1,700,000	2,012,038
CaixaBank SA, MTN, VRN, 2.75%, 7/14/23(3)	EUR	2,200,000	2,502,957
Capital One Financial Corp., 3.75%, 7/28/26		$1,850,000	1,704,623
Citigroup, Inc., 2.90%, 12/8/21		1,100,000	1,075,374
Citigroup, Inc., 2.75%, 4/25/22		1,350,000	1,305,224
Citigroup, Inc., 4.05%, 7/30/22		1,850,000	1,859,676
Citigroup, Inc., 4.45%, 9/29/27		1,760,000	1,715,003
Citigroup, Inc., VRN, 3.52%, 10/27/27(3)		470,000	436,393
Commerzbank AG, 8.125%, 9/19/23(1)		280,000	315,698
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	2,450,000	2,947,290
Cooperatieve Rabobank UA, 3.95%, 11/9/22		$1,200,000	1,189,927
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/21(3)	EUR	1,500,000	1,770,718
Credit Agricole Cariparma SpA, MTN, 1.625%, 3/21/29 (Secured)	EUR	1,200,000	1,339,660
Discover Bank, 3.35%, 2/6/23		$500,000	483,403
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	4,175,000	5,201,777
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	8,050,000	9,964,609
Huntington Bancshares, Inc., 2.30%, 1/14/22		$400,000	382,577
ING Groep NV, MTN, VRN, 1.625%, 9/26/24(3)	EUR	3,000,000	3,287,059
Intesa Sanpaolo SpA, 3.125%, 7/14/22(1)		$520,000	472,796
Intesa Sanpaolo SpA, 5.02%, 6/26/24(1)		680,000	600,253
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	1,200,000	1,517,443
Intesa Sanpaolo SpA, MTN, 3.93%, 9/15/26	EUR	1,000,000	1,090,220
JPMorgan Chase & Co., 4.625%, 5/10/21		$910,000	936,194
JPMorgan Chase & Co., 3.25%, 9/23/22		500,000	493,403
JPMorgan Chase & Co., 3.875%, 9/10/24		210,000	206,509
JPMorgan Chase & Co., 3.125%, 1/23/25		270,000	256,244

		Principal Amount	Value
JPMorgan Chase & Co., VRN, 3.54%, 5/1/27(3)		$600,000	$567,659
JPMorgan Chase & Co., VRN, 3.88%, 7/24/37(3)		800,000	722,582
JPMorgan Chase & Co., VRN, 3.96%, 11/15/47(3)		150,000	131,852
JPMorgan Chase & Co., VRN, 3.90%, 1/23/48(3)		550,000	479,794
KeyBank N.A., MTN, 3.40%, 5/20/26		250,000	235,219
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	3,545,000	4,801,427
Liberbank SA, VRN, 6.875%, 3/14/22(3)	EUR	1,200,000	1,452,610
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	970,000	1,561,830
Mediobanca Banca di Credito Finanziario SpA, MTN, 1.25%, 11/24/29 (Secured)	EUR	2,400,000	2,539,395
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20		$700,000	711,616
QNB Finansbank AS, MTN, 6.25%, 4/30/19		1,850,000	1,853,792
Regions Financial Corp., 2.75%, 8/14/22		610,000	587,068
Santander UK plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	2,300,000	3,209,722
SunTrust Bank, 3.30%, 5/15/26		$200,000	187,452
US Bancorp, MTN, 3.60%, 9/11/24		1,360,000	1,338,237
Wells Fargo & Co., 3.07%, 1/24/23		430,000	416,752
Wells Fargo & Co., MTN, 4.10%, 6/3/26		3,020,000	2,945,152
Wells Fargo & Co., MTN, 4.65%, 11/4/44		250,000	235,667
Wells Fargo & Co., MTN, 4.75%, 12/7/46		200,000	191,224
Wells Fargo & Co., MTN, VRN, 3.58%, 5/22/27(3)		440,000	419,174
			82,596,332
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		2,090,000	1,985,442
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		860,000	815,057
Constellation Brands, Inc., 2.00%, 11/7/19		200,000	197,842
Constellation Brands, Inc., 4.75%, 12/1/25		500,000	510,303
			3,508,644
Biotechnology — 0.6%
AbbVie, Inc., 2.90%, 11/6/22		1,370,000	1,327,542
AbbVie, Inc., 3.60%, 5/14/25		1,690,000	1,614,862
AbbVie, Inc., 4.70%, 5/14/45		250,000	226,835
Amgen, Inc., 2.65%, 5/11/22		1,030,000	995,996
Amgen, Inc., 4.66%, 6/15/51		474,000	439,079
Celgene Corp., 3.875%, 8/15/25		1,950,000	1,884,226
Celgene Corp., 5.00%, 8/15/45		150,000	140,750
Gilead Sciences, Inc., 3.65%, 3/1/26		1,550,000	1,502,704
Gilead Sciences, Inc., 4.15%, 3/1/47		200,000	177,723
			8,309,717
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25		1,000,000	997,422
Capital Markets — 0.4%
Bank of Scotland plc, VRN, 7.28%, 5/31/26(3)	GBP	1,000,000	1,483,725
Criteria Caixa SAU, MTN, 1.50%, 5/10/23	EUR	3,000,000	3,365,365
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30		$650,000	568,425
			5,417,515

		Principal Amount	Value
Chemicals — 0.2%
Ashland LLC, 4.75%, 8/15/22		$1,980,000	$1,970,100
Dow Chemical Co. (The), 4.375%, 11/15/42		200,000	177,518
NOVA Chemicals Corp., 4.875%, 6/1/24(1)		1,110,000	1,023,975
			3,171,593
Commercial Services and Supplies — 0.2%
Covanta Holding Corp., 5.875%, 3/1/24		1,060,000	1,060,000
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)		820,000	800,525
Republic Services, Inc., 3.55%, 6/1/22		680,000	678,344
			2,538,869
Communications Equipment — 0.4%
CommScope Technologies LLC, 5.00%, 3/15/27(1)		3,260,000	2,934,000
IHS Netherlands Holdco BV, 9.50%, 10/27/21(1)		1,300,000	1,314,725
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(1)		1,890,000	1,857,303
			6,106,028
Consumer Finance — 0.5%
American Express Co., 3.00%, 10/30/24		300,000	283,987
CIT Group, Inc., 5.00%, 8/15/22		1,610,000	1,626,100
Discover Bank, 3.45%, 7/27/26		550,000	507,140
Discover Financial Services, 3.75%, 3/4/25		200,000	189,692
IHS Markit Ltd., 4.00%, 3/1/26(1)		1,906,000	1,798,597
PNC Bank N.A., MTN, 2.30%, 6/1/20		950,000	935,690
Synchrony Financial, 2.60%, 1/15/19		380,000	379,506
Synchrony Financial, 3.00%, 8/15/19		250,000	249,026
Synchrony Financial, 3.95%, 12/1/27		650,000	574,202
			6,543,940
Containers and Packaging — 1.0%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)		3,130,000	2,942,200
Ball Corp., 4.00%, 11/15/23		2,090,000	2,032,525
Berry Global, Inc., 5.125%, 7/15/23		2,750,000	2,746,563
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		2,490,000	2,446,425
Crown Americas LLC / Crown Americas Capital Corp. VI, 4.75%, 2/1/26(1)		1,180,000	1,116,575
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)		2,700,000	2,646,000
			13,930,288
Diversified Consumer Services†
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47		200,000	177,368
Catholic Health Initiatives, 2.95%, 11/1/22		10,000	9,625
			186,993
Diversified Financial Services — 3.4%
Ally Financial, Inc., 4.625%, 3/30/25		3,240,000	3,183,300
Banco Santander SA, 3.50%, 4/11/22		1,000,000	976,924
Barclays plc, MTN, VRN, 2.00%, 2/7/23(3)	EUR	2,100,000	2,271,245
Barclays plc, MTN, VRN, 1.375%, 1/24/25(3)	EUR	2,900,000	3,118,284

		Principal Amount	Value
BNP Paribas SA, 4.375%, 9/28/25(1)		$500,000	$484,038
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	1,700,000	2,686,715
Credit Suisse Group AG, VRN, 2.125%, 9/12/24(3)	GBP	5,000,000	6,124,612
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21		$1,925,000	1,913,468
GE Capital UK Funding Unlimited Co., MTN, 5.125%, 5/24/23	GBP	500,000	715,639
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	850,000	1,192,325
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		$1,400,000	1,341,380
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		2,300,000	2,151,485
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45		250,000	245,291
Goldman Sachs Group, Inc. (The), MTN, 4.25%, 1/29/26	GBP	1,000,000	1,396,347
Goldman Sachs Group, Inc. (The), VRN, 2.88%, 10/31/21(3)		$330,000	321,108
Goldman Sachs Group, Inc. (The), VRN, 3.27%, 9/29/24(3)		430,000	408,010
HSBC Holdings plc, 2.95%, 5/25/21		1,600,000	1,573,643
HSBC Holdings plc, 0.84%, 9/26/23	JPY	600,000,000	5,410,273
HSBC Holdings plc, 4.30%, 3/8/26		$300,000	296,210
HSBC Holdings plc, 4.375%, 11/23/26		2,070,000	2,010,904
HSBC Holdings plc, VRN, 3.26%, 3/13/22(3)		340,000	332,195
Morgan Stanley, 2.75%, 5/19/22		3,010,000	2,911,292
Morgan Stanley, 4.375%, 1/22/47		350,000	327,026
Morgan Stanley, MTN, 5.625%, 9/23/19		110,000	112,354
Morgan Stanley, MTN, 4.00%, 7/23/25		1,300,000	1,277,885
UBS Group Funding Switzerland AG, 3.49%, 5/23/23(1)		1,000,000	977,460
UBS Group Funding Switzerland AG, 4.125%, 9/24/25(1)		200,000	196,958
UniCredit SpA, 0.375%, 10/31/26 (Secured)	EUR	600,000	626,759
UniCredit SpA, MTN, VRN, 5.75%, 10/28/20(3)	EUR	2,300,000	2,700,635
UniCredit SpA, VRN, 5.86%, 6/19/27(1)(3)		$2,200,000	1,888,616
			49,172,381
Diversified Telecommunication Services — 1.3%
AT&T, Inc., 3.40%, 5/15/25		2,350,000	2,209,675
AT&T, Inc., 2.60%, 12/17/29	EUR	1,800,000	2,069,264
AT&T, Inc., 5.25%, 3/1/37		$500,000	479,650
AT&T, Inc., 5.15%, 11/15/46(1)		272,000	248,366
AT&T, Inc., 5.45%, 3/1/47		350,000	333,174
CenturyLink, Inc., 6.15%, 9/15/19		980,000	994,700
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(1)		450,000	420,666
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	1,500,000	1,861,586
Orange SA, 4.125%, 9/14/21		$680,000	693,279
Orange SA, MTN, VRN, 4.00%, 10/1/21(3)	EUR	1,600,000	1,933,416
Telefonica Emisiones SAU, 5.46%, 2/16/21		$690,000	717,302
Telefonica Emisiones SAU, 5.21%, 3/8/47		300,000	280,423
Telefonica Europe BV, VRN, 3.00%, 12/4/23(3)	EUR	4,500,000	4,899,548
Verizon Communications, Inc., 3.50%, 11/1/24		$600,000	587,635
Verizon Communications, Inc., 5.01%, 8/21/54		1,200,000	1,137,365
			18,866,049

		Principal Amount	Value
Electric Utilities — 0.1%
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)		$2,000,000	$1,852,500
Energy Equipment and Services — 0.1%
Halliburton Co., 3.80%, 11/15/25		380,000	370,250
Halliburton Co., 4.85%, 11/15/35		570,000	572,979
			943,229
Entertainment — 0.9%
21st Century Fox America, Inc., 4.75%, 9/15/44		640,000	662,162
Activision Blizzard, Inc., 2.30%, 9/15/21		760,000	736,198
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22		1,170,000	1,178,044
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)		2,920,000	2,755,750
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25		2,040,000	2,057,273
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45		120,000	123,038
CSC Holdings LLC, 5.50%, 4/15/27(1)		2,360,000	2,271,500
Netflix, Inc., 4.875%, 4/15/28(1)		2,500,000	2,296,875
Viacom, Inc., 4.25%, 9/1/23		500,000	499,811
Viacom, Inc., 4.375%, 3/15/43		580,000	476,345
			13,056,996
Equity Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp., 3.375%, 10/15/26		870,000	800,658
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28		240,000	225,203
Boston Properties LP, 3.65%, 2/1/26		860,000	827,634
Crown Castle International Corp., 5.25%, 1/15/23		840,000	876,885
CyrusOne LP / CyrusOne Finance Corp., 5.00%, 3/15/24		2,130,000	2,135,325
Essex Portfolio LP, 3.25%, 5/1/23		550,000	533,448
Hospitality Properties Trust, 4.65%, 3/15/24		220,000	217,978
Kimco Realty Corp., 2.80%, 10/1/26		400,000	354,705
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26		2,180,000	1,983,800
Ventas Realty LP, 4.125%, 1/15/26		250,000	243,881
VEREIT Operating Partnership LP, 4.125%, 6/1/21		1,030,000	1,037,455
Welltower, Inc., 3.75%, 3/15/23		300,000	296,963
			9,533,935
Food and Staples Retailing — 0.6%
Cencosud SA, 4.875%, 1/20/23		1,339,000	1,311,421
CVS Health Corp., 3.50%, 7/20/22		250,000	247,443
CVS Health Corp., 2.75%, 12/1/22		690,000	660,159
Kroger Co. (The), 3.30%, 1/15/21		480,000	478,054
Target Corp., 3.90%, 11/15/47		150,000	135,240
Walmart, Inc., 0.18%, 7/15/22	JPY	650,000,000	5,788,281
Walmart, Inc., 4.05%, 6/29/48		$500,000	476,143
			9,096,741
Food Products — 0.5%
Arcor SAIC, 6.00%, 7/6/23(1)		1,000,000	982,500
Conagra Brands, Inc., 4.60%, 11/1/25		1,290,000	1,292,912

	Principal Amount	Value
Kraft Heinz Foods Co., 5.20%, 7/15/45	$200,000	$188,449
Kraft Heinz Foods Co., 4.375%, 6/1/46	120,000	100,409
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)	2,780,000	2,733,352
Post Holdings, Inc., 5.00%, 8/15/26(1)	1,900,000	1,759,875
		7,057,497
Gas Utilities — 1.1%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	520,000	530,499
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 4.25%, 12/1/27	500,000	476,819
Enbridge Energy Partners LP, 5.20%, 3/15/20	350,000	357,540
Enbridge, Inc., 4.00%, 10/1/23	530,000	529,808
Energy Transfer Operating LP, 4.15%, 10/1/20	20,000	20,177
Energy Transfer Operating LP, 3.60%, 2/1/23	630,000	614,093
Energy Transfer Operating LP, 4.90%, 3/15/35	320,000	288,682
Enterprise Products Operating LLC, 5.20%, 9/1/20	530,000	546,058
Enterprise Products Operating LLC, 4.85%, 3/15/44	900,000	868,372
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	970,000	1,060,596
Kinder Morgan, Inc., 5.55%, 6/1/45	450,000	456,186
MPLX LP, 4.875%, 6/1/25	450,000	459,426
MPLX LP, 4.50%, 4/15/38	280,000	250,233
MPLX LP, 5.20%, 3/1/47	368,000	349,195
ONEOK, Inc., 4.00%, 7/13/27	460,000	441,841
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	690,000	676,868
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	1,620,000	1,693,558
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	1,020,000	985,922
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	510,000	472,197
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	1,680,000	1,619,604
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28	1,020,000	970,275
Williams Cos., Inc. (The), 4.125%, 11/15/20	680,000	686,494
Williams Cos., Inc. (The), 4.55%, 6/24/24	850,000	856,643
Williams Cos., Inc. (The), 5.10%, 9/15/45	300,000	284,439
		15,495,525
Health Care Equipment and Supplies — 0.3%
Abbott Laboratories, 3.75%, 11/30/26	375,000	369,879
Becton Dickinson and Co., 3.73%, 12/15/24	600,000	582,431
Becton Dickinson and Co., 3.70%, 6/6/27	470,000	442,236
Medtronic, Inc., 3.50%, 3/15/25	720,000	705,535
Medtronic, Inc., 4.375%, 3/15/35	610,000	608,004
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	213,000	211,080
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	250,000	228,717
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	240,000	255,716
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	270,000	267,080
		3,670,678
Health Care Providers and Services — 1.0%
Anthem, Inc., 3.65%, 12/1/27	370,000	346,572

		Principal Amount	Value
Anthem, Inc., 4.65%, 1/15/43		$460,000	$435,928
CVS Health Corp., 4.30%, 3/25/28		900,000	879,570
CVS Health Corp., 4.78%, 3/25/38		270,000	259,450
CVS Health Corp., 5.05%, 3/25/48		410,000	401,193
DaVita, Inc., 5.125%, 7/15/24		3,000,000	2,872,500
Express Scripts Holding Co., 3.40%, 3/1/27		200,000	184,064
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20(1)		980,000	985,597
Halfmoon Parent, Inc., 4.90%, 12/15/48(1)		320,000	304,088
HCA, Inc., 5.00%, 3/15/24		710,000	720,206
HCA, Inc., 5.375%, 2/1/25		1,340,000	1,351,725
Northwell Healthcare, Inc., 4.26%, 11/1/47		220,000	200,409
Tenet Healthcare Corp., 4.375%, 10/1/21		750,000	745,313
Tenet Healthcare Corp., 5.125%, 5/1/25		2,200,000	2,123,000
UnitedHealth Group, Inc., 2.875%, 12/15/21		610,000	601,780
UnitedHealth Group, Inc., 3.75%, 7/15/25		710,000	703,834
UnitedHealth Group, Inc., 4.75%, 7/15/45		310,000	317,077
Universal Health Services, Inc., 4.75%, 8/1/22(1)		980,000	982,450
			14,414,756
Hotels, Restaurants and Leisure — 0.8%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)		2,200,000	2,185,975
Aramark Services, Inc., 5.00%, 4/1/25(1)		2,270,000	2,251,556
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24		2,460,000	2,368,488
InterContinental Hotels Group plc, MTN, 3.75%, 8/14/25	GBP	1,400,000	1,886,273
International Game Technology plc, 6.25%, 2/15/22(1)		$1,200,000	1,245,000
McDonald's Corp., MTN, 3.375%, 5/26/25		280,000	270,177
McDonald's Corp., MTN, 4.70%, 12/9/35		460,000	463,847
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		550,000	574,740
			11,246,056
Household Durables — 0.3%
Lennar Corp., 4.75%, 4/1/21		1,200,000	1,210,500
Lennar Corp., 4.50%, 4/30/24		1,400,000	1,341,375
Lennar Corp., 4.75%, 11/29/27		850,000	795,813
Newell Brands, Inc., 5.00%, 11/15/23		480,000	478,949
Toll Brothers Finance Corp., 4.35%, 2/15/28		940,000	834,250
			4,660,887
Household Products — 0.1%
Spectrum Brands, Inc., 5.75%, 7/15/25		1,530,000	1,491,750
Industrial Conglomerates†
FedEx Corp., 4.40%, 1/15/47		400,000	359,288
Insurance — 2.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.75%, 5/15/19		1,450,000	1,453,018
Allianz SE, VRN, 3.375%, 9/18/24(3)	EUR	2,200,000	2,617,593
American International Group, Inc., 4.125%, 2/15/24		$1,360,000	1,353,402
American International Group, Inc., 4.50%, 7/16/44		200,000	178,122
Assicurazioni Generali SpA, MTN, VRN, 4.60%, 11/21/25(3)	EUR	3,600,000	4,005,422

		Principal Amount	Value
AXA SA, MTN, VRN, 6.69%, 7/6/26(3)	GBP	1,100,000	$1,573,642
AXA SA, MTN, VRN, 3.375%, 7/6/27(3)	EUR	3,600,000	4,149,685
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		$680,000	672,885
Berkshire Hathaway, Inc., 4.50%, 2/11/43		460,000	462,406
BNP Paribas Cardif SA, VRN, 4.03%, 11/25/25(3)	EUR	1,800,000	2,110,990
Chubb INA Holdings, Inc., 3.15%, 3/15/25		$600,000	575,418
Chubb INA Holdings, Inc., 3.35%, 5/3/26		330,000	317,752
CNP Assurances, VRN, 4.00%, 11/18/24(3)	EUR	2,200,000	2,597,930
Credit Agricole Assurances SA, VRN, 4.25%, 1/13/25(3)	EUR	3,000,000	3,524,324
International Lease Finance Corp., 5.875%, 8/15/22		$400,000	421,638
Intesa Sanpaolo Vita SpA, VRN, 4.75%, 12/17/24(3)	EUR	1,600,000	1,768,620
Markel Corp., 4.90%, 7/1/22		$290,000	298,216
Markel Corp., 3.50%, 11/1/27		250,000	231,251
MetLife, Inc., 4.875%, 11/13/43		680,000	686,380
Prudential Financial, Inc., 3.94%, 12/7/49		270,000	234,421
Prudential Financial, Inc., VRN, 5.875%, 9/15/22(3)		1,050,000	1,093,838
Voya Financial, Inc., 5.70%, 7/15/43		435,000	466,755
WR Berkley Corp., 4.625%, 3/15/22		660,000	675,810
			31,469,518
IT Services — 0.3%
Fidelity National Information Services, Inc., 3.00%, 8/15/26		990,000	901,619
First Data Corp., 5.00%, 1/15/24(1)		3,160,000	3,140,250
			4,041,869
Life Sciences Tools and Services — 0.1%
IQVIA, Inc., 5.00%, 10/15/26(1)		2,000,000	1,931,860
Media — 1.0%
AMC Networks, Inc., 4.75%, 8/1/25		1,940,000	1,808,274
CBS Corp., 4.00%, 1/15/26		550,000	533,154
Comcast Corp., 4.40%, 8/15/35		550,000	524,348
Comcast Corp., 4.70%, 10/15/48		790,000	767,670
Discovery Communications LLC, 5.625%, 8/15/19		423,000	431,362
Globo Comunicacao e Participacoes SA, 5.125%, 3/31/27(1)		1,100,000	1,024,386
GTH Finance BV, 7.25%, 4/26/23(1)		2,000,000	2,076,730
Lamar Media Corp., 5.375%, 1/15/24		1,840,000	1,851,500
Sirius XM Radio, Inc., 5.375%, 4/15/25(1)		2,830,000	2,810,544
TEGNA, Inc., 5.125%, 7/15/20		910,000	911,138
Time Warner Cable LLC, 4.50%, 9/15/42		300,000	243,467
Warner Media LLC, 4.70%, 1/15/21		420,000	430,094
Warner Media LLC, 2.95%, 7/15/26		700,000	620,542
Warner Media LLC, 3.80%, 2/15/27		200,000	187,577
Warner Media LLC, 5.35%, 12/15/43		250,000	236,340
			14,457,126
Metals and Mining — 0.5%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(1)		800,000	844,000
Alcoa Nederland Holding BV, 6.125%, 5/15/28(1)		950,000	950,000
Constellium NV, 6.625%, 3/1/25(1)		650,000	638,625
Freeport-McMoRan, Inc., 3.875%, 3/15/23		1,180,000	1,094,450

		Principal Amount	Value
Steel Dynamics, Inc., 4.125%, 9/15/25		$1,000,000	$940,000
Steel Dynamics, Inc., 5.00%, 12/15/26		880,000	862,400
Vale Overseas Ltd., 6.875%, 11/21/36		2,000,000	2,230,580
			7,560,055
Multi-Utilities — 1.6%
AES Corp., 4.875%, 5/15/23		1,380,000	1,369,650
AES Corp., 6.00%, 5/15/26		750,000	770,625
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26		1,950,000	1,852,500
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27		550,000	512,875
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		680,000	667,636
Berkshire Hathaway Energy Co., 3.80%, 7/15/48		700,000	607,760
CenterPoint Energy, Inc., 4.25%, 11/1/28		340,000	337,397
Centrica plc, VRN, 5.25%, 4/10/25(3)	GBP	1,800,000	2,378,411
Dominion Energy, Inc., 3.625%, 12/1/24		$1,030,000	1,010,763
Dominion Energy, Inc., 3.90%, 10/1/25		480,000	469,011
Dominion Energy, Inc., 4.90%, 8/1/41		100,000	99,970
Duke Energy Corp., 3.55%, 9/15/21		680,000	680,044
Duke Energy Corp., 2.65%, 9/1/26		300,000	268,914
Duke Energy Progress LLC, 3.25%, 8/15/25		400,000	388,060
Duke Energy Progress LLC, 4.15%, 12/1/44		170,000	162,249
Duke Energy Progress LLC, 3.70%, 10/15/46		450,000	394,351
Exelon Corp., 4.45%, 4/15/46		400,000	377,675
Exelon Generation Co. LLC, 4.25%, 6/15/22		680,000	688,309
FirstEnergy Corp., 4.25%, 3/15/23		900,000	909,233
Florida Power & Light Co., 4.125%, 2/1/42		525,000	512,526
IPALCO Enterprises, Inc., 3.45%, 7/15/20		850,000	844,106
MidAmerican Energy Co., 4.40%, 10/15/44		200,000	199,728
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27		650,000	619,223
NiSource, Inc., 5.65%, 2/1/45		410,000	444,357
Pacific Gas & Electric Co., 4.00%, 12/1/46		200,000	163,422
Potomac Electric Power Co., 3.60%, 3/15/24		10,000	9,979
RWE AG, VRN, 7.00%, 3/20/19(3)	GBP	1,000,000	1,297,400
Sempra Energy, 2.875%, 10/1/22		$680,000	656,415
Sempra Energy, 3.25%, 6/15/27		500,000	461,274
Sempra Energy, 4.00%, 2/1/48		250,000	216,897
Southern Co. Gas Capital Corp., 3.95%, 10/1/46		400,000	343,080
Southwestern Public Service Co., 3.70%, 8/15/47		350,000	314,645
SSE plc, VRN, 2.375%, 4/1/21(3)	EUR	2,200,000	2,517,422
Xcel Energy, Inc., 3.35%, 12/1/26		$150,000	143,258
			22,689,165
Multiline Retail†
Macy's Retail Holdings, Inc., 2.875%, 2/15/23		350,000	327,216
Oil, Gas and Consumable Fuels — 2.7%
Anadarko Petroleum Corp., 5.55%, 3/15/26		750,000	781,514
Antero Resources Corp., 5.125%, 12/1/22		2,690,000	2,678,231
Apache Corp., 4.75%, 4/15/43		300,000	268,326

		Principal Amount	Value
BP Capital Markets plc, 4.50%, 10/1/20		$690,000	$705,244
Cenovus Energy, Inc., 4.25%, 4/15/27		570,000	538,397
Cimarex Energy Co., 4.375%, 6/1/24		1,000,000	996,905
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24		1,020,000	1,024,536
Concho Resources, Inc., 4.375%, 1/15/25		710,000	708,775
Concho Resources, Inc., 4.875%, 10/1/47		350,000	332,045
Continental Resources, Inc., 5.00%, 9/15/22		456,000	460,587
Continental Resources, Inc., 3.80%, 6/1/24		2,380,000	2,301,965
Continental Resources, Inc., 4.375%, 1/15/28		300,000	290,616
Diamondback Energy, Inc., 5.375%, 5/31/25		2,440,000	2,433,900
Ecopetrol SA, 5.875%, 5/28/45		1,580,000	1,510,085
Encana Corp., 6.50%, 2/1/38		480,000	548,213
Gazprom OAO Via Gaz Capital SA, MTN, 7.29%, 8/16/37		600,000	663,547
Hess Corp., 6.00%, 1/15/40		670,000	661,878
Lukoil International Finance BV, 4.75%, 11/2/26(1)		1,300,000	1,278,534
Marathon Oil Corp., 3.85%, 6/1/25		400,000	384,736
Newfield Exploration Co., 5.75%, 1/30/22		2,080,000	2,155,400
Newfield Exploration Co., 5.375%, 1/1/26		500,000	507,190
Noble Energy, Inc., 4.15%, 12/15/21		217,000	218,715
Petrobras Global Finance BV, 5.30%, 1/27/25		1,550,000	1,482,188
Petroleos Mexicanos, 6.625%, 6/15/35		1,720,000	1,582,400
Phillips 66, 4.30%, 4/1/22		350,000	357,493
Range Resources Corp., 4.875%, 5/15/25		3,080,000	2,864,400
Shell International Finance BV, 2.375%, 8/21/22		690,000	665,587
Shell International Finance BV, 3.25%, 5/11/25		230,000	221,907
Sinopec Group Overseas Development Ltd., 2.50%, 4/28/20(1)		600,000	590,690
Sunoco LP / Sunoco Finance Corp., 5.50%, 2/15/26(1)		2,640,000	2,521,200
Total Capital Canada Ltd., 2.75%, 7/15/23		680,000	656,224
TOTAL SA, MTN, VRN, 2.625%, 2/26/25(3)	EUR	2,992,000	3,429,191
Tullow Oil plc, 7.00%, 3/1/25(1)		$700,000	686,945
WPX Energy, Inc., 5.25%, 9/15/24		1,380,000	1,369,650
YPF SA, 6.95%, 7/21/27(1)		1,300,000	1,103,635
			38,980,849
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)		710,000	735,923
International Paper Co., 4.40%, 8/15/47		400,000	346,670
			1,082,593
Pharmaceuticals — 0.7%
Allergan Funding SCS, 3.85%, 6/15/24		1,510,000	1,484,375
Allergan Funding SCS, 4.55%, 3/15/35		140,000	132,467
Bausch Health Cos., Inc., 7.00%, 3/15/24(1)		1,220,000	1,280,622
Bayer AG, VRN, 3.75%, 7/1/24(3)	EUR	3,100,000	3,553,298
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21		$1,300,000	1,250,248
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26		1,970,000	1,607,658
			9,308,668

		Principal Amount	Value
Real Estate Management and Development — 0.1%
Tesco Property Finance 3 plc, 5.74%, 4/13/40	GBP	1,067,967	$1,609,280
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		$1,235,000	1,168,753
CSX Corp., 3.40%, 8/1/24		690,000	675,199
CSX Corp., 3.25%, 6/1/27		320,000	298,295
Norfolk Southern Corp., 3.15%, 6/1/27		530,000	497,472
Union Pacific Corp., 4.75%, 9/15/41		300,000	300,388
Union Pacific Corp., 4.05%, 11/15/45		200,000	180,866
			3,120,973
Semiconductors and Semiconductor Equipment — 0.4%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, 1/15/25		500,000	458,033
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.50%, 1/15/28		190,000	167,592
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)		1,000,000	1,000,000
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)		500,000	483,750
Sensata Technologies BV, 5.00%, 10/1/25(1)		910,000	882,700
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26(1)		2,300,000	2,351,750
			5,343,825
Software — 0.3%
Microsoft Corp., 2.70%, 2/12/25		1,280,000	1,215,352
Microsoft Corp., 3.125%, 11/3/25		330,000	320,062
Microsoft Corp., 3.45%, 8/8/36		1,200,000	1,106,687
Microsoft Corp., 4.25%, 2/6/47		330,000	332,656
Oracle Corp., 3.625%, 7/15/23		1,010,000	1,013,755
Oracle Corp., 2.65%, 7/15/26		600,000	549,364
			4,537,876
Specialty Retail — 0.4%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)		1,650,000	1,538,625
Home Depot, Inc. (The), 3.75%, 2/15/24		750,000	759,473
Home Depot, Inc. (The), 5.95%, 4/1/41		480,000	574,691
Home Depot, Inc. (The), 3.90%, 6/15/47		350,000	319,234
United Rentals North America, Inc., 5.75%, 11/15/24		3,080,000	3,099,250
			6,291,273
Technology Hardware, Storage and Peripherals — 0.4%
Apple, Inc., 2.75%, 1/13/25		270,000	256,198
Apple, Inc., 2.50%, 2/9/25		520,000	485,645
Apple, Inc., 2.45%, 8/4/26		600,000	547,081
Apple, Inc., 3.20%, 5/11/27		600,000	571,135
Apple, Inc., 2.90%, 9/12/27		770,000	714,169
Dell International LLC / EMC Corp., 6.02%, 6/15/26(1)		1,580,000	1,640,785
Hewlett Packard Enterprise Co., 3.60%, 10/15/20		780,000	781,573
Seagate HDD Cayman, 4.75%, 6/1/23		450,000	428,701
Seagate HDD Cayman, 4.75%, 1/1/25		1,000,000	916,354
			6,341,641

	Principal Amount	Value
Textiles, Apparel and Luxury Goods — 0.1%
Hanesbrands, Inc., 4.625%, 5/15/24(1)	$700,000	$673,750
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 3.125%, 7/16/22	240,000	233,796
MTN Mauritius Investments Ltd., 4.76%, 11/11/24	1,400,000	1,259,867
Sprint Communications, Inc., 6.00%, 11/15/22	1,200,000	1,214,250
T-Mobile USA, Inc., 4.75%, 2/1/28	2,380,000	2,207,450
		4,915,363
TOTAL CORPORATE BONDS (Cost $491,177,966)		473,213,611
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 5.9%
Private Sponsor Collateralized Mortgage Obligations — 3.9%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.66%, 11/1/18(5)	650,366	659,674
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 4.19%, 11/1/18(5)	470,886	461,295
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 1A1, VRN, 4.43%, 11/1/18(5)	1,601,080	1,472,729
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 3.87%, 11/1/18, resets annually off the 1-year H15T1Y plus 2.25%	621,002	628,438
Chase Mortgage Finance Trust, Series 2007-A2, Class 6A2 SEQ, VRN, 4.06%, 11/1/18(5)	1,847,607	1,786,039
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 4.05%, 11/1/18(5)	1,130,321	1,123,233
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.48%, 11/1/18(5)	32,893	33,374
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	3,421	3,475
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.42%, 11/1/18(5)	693,165	695,805
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 4.39%, 11/1/18(5)	2,558	2,576
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.72%, 11/1/18(5)	407,913	372,494
Flagstar Mortgage Trust, Series 2017-1, Class 1A5 SEQ, VRN, 3.50%, 11/1/18(1)(5)	7,712,663	7,571,776
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A5 SEQ, 5.25%, 7/25/35	10,442	10,927
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.01%, 11/1/18(5)	701,173	717,524
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 4.44%, 11/1/18(5)	506,461	513,911
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 4.18%, 11/1/18(5)	470,637	471,732
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 4.37%, 11/1/18(5)	631,964	621,108
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.88%, 11/1/18(5)	6,486	6,608
JPMorgan Mortgage Trust, Series 2006-S1, Class 1A2 SEQ, 6.50%, 4/25/36	356,565	383,049
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 4.45%, 11/1/18(5)	860,829	884,624
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.54%, 11/1/18(5)	716,142	728,135

	Principal Amount	Value
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 3.54%, 11/1/18(5)	$363,099	$378,319
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 11/1/18(1)(5)	3,349,123	3,370,788
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.78%, 11/25/18, resets monthly off the 1-month LIBOR plus 1.50%(1)	1,029,006	1,056,552
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.83%, 11/1/18(5)	4	4
Residential Accredit Loans, Inc., Series 2006-QS17, Class A5, 6.00%, 12/25/36	736,517	675,854
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 11/1/18(1)(5)	2,587,840	2,551,607
Sequoia Mortgage Trust, Series 2018-CH2, Class A12 SEQ, VRN, 4.00%, 11/1/18(1)(5)	4,479,725	4,506,342
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 4.31%, 11/1/18(5)	1,289,245	1,298,652
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 4.02%, 11/25/18(5)	1,901,902	1,855,752
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 4.08%, 11/1/18(5)	668,750	675,147
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 3.98%, 11/1/18(5)	9,305	9,679
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.89%, 11/1/18(5)	13,587	13,913
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	441,347	434,370
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	837,481	830,582
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 4.36%, 11/1/18(5)	18,564	19,631
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 4.31%, 11/1/18(5)	15,100	15,617
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 4.17%, 11/1/18(5)	380,665	391,216
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 4.37%, 11/1/18(5)	4,880	4,971
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A8, VRN, 4.51%, 11/1/18(5)	5,000,000	5,095,281
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	21,794	21,756
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	429,655	425,305
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	2,172,371	2,150,814
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	18,014	18,092
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A15, 6.00%, 7/25/36	329,295	330,726
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A9 SEQ, 6.00%, 7/25/36	14,411	14,474
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 1A1, VRN, 4.07%, 11/1/18(5)	30,116	29,091
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 3.97%, 11/1/18(5)	1,015,565	996,856
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 4.28%, 11/1/18(5)	1,271,787	1,249,399

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 4.42%, 11/1/18(5)	$8,019	$8,163
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 4.70%, 11/1/18(5)	18,427	18,593
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 4.65%, 11/1/18(5)	1,908,536	1,855,790
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 4.74%, 11/1/18(5)	5,532	5,522
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 4.73%, 11/1/18(5)	4,835	4,783
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 4.70%, 11/1/18(5)	465,769	460,779
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 4.23%, 11/1/18(5)	396,521	373,840
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 4.08%, 11/1/18(5)	357,954	363,537
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 4.19%, 11/1/18(5)	606,881	611,727
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR7, Class 2A1, VRN, 4.32%, 11/1/18(5)	380,190	390,325
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	28,774	28,534
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	12,469	12,545
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	21,403	21,399
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	4,744	4,838
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	399,454	397,294
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	9,193	9,199
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	1,839,866	1,828,037
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 4.68%, 11/1/18(5)	1,279,949	1,257,901
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	8,661	9,096
		55,231,218
U.S. Government Agency Collateralized Mortgage Obligations — 2.0%
FHLMC, Series 2015-HQ2, Class M3, VRN, 5.54%, 11/25/18, resets monthly off the 1-month LIBOR plus 3.25%	4,000,000	4,450,704
FHLMC, Series 2016-HQA3, Class M2, VRN, 3.63%, 11/25/18, resets monthly off the 1-month LIBOR plus 1.35%	1,000,000	1,014,885
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.48%, 11/25/18, resets monthly off the 1-month LIBOR plus 1.20%	637,886	644,430
FNMA, Series 2014-C02, Class 1M2, VRN, 4.88%, 11/25/18, resets monthly off the 1-month LIBOR plus 2.60%	1,525,000	1,622,106
FNMA, Series 2014-C02, Class 2M2, VRN, 4.88%, 11/25/18, resets monthly off the 1-month LIBOR plus 2.60%	2,541,272	2,690,597
FNMA, Series 2016-C03, Class 2M2, VRN, 8.18%, 11/25/18, resets monthly off the 1-month LIBOR plus 5.90%	1,570,000	1,803,229
FNMA, Series 2017-C03, Class 1M2, VRN, 5.28%, 11/25/18, resets monthly off the 1-month LIBOR plus 3.00%	4,000,000	4,281,832
FNMA, Series 2017-C06, Class 2M2, VRN, 5.08%, 11/25/18, resets monthly off the 1-month LIBOR plus 2.80%	3,125,000	3,284,290

	Principal Amount	Value
FNMA, Series 2017-C07, Class 1M1, VRN, 2.93%, 11/25/18, resets monthly off the 1-month LIBOR plus 0.65%	$3,963,008	$3,965,909
FNMA, Series 2017-C07, Class 1M2, VRN, 4.68%, 11/25/18, resets monthly off the 1-month LIBOR plus 2.40%	5,400,000	5,544,540
		29,302,522
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $83,257,215)		84,533,740
ASSET-BACKED SECURITIES(4) — 5.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	2,000,000	1,986,590
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	1,613,676	1,575,215
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.53%, 11/17/18, resets monthly off the 1-month LIBOR plus 1.25%(1)	4,870,939	4,874,679
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 11/15/18(1)(5)	3,390,469	3,368,637
Hertz Fleet Lease Funding LP, Series 2016-1, Class A1, VRN, 3.38%, 11/13/18, resets monthly off the 1-month LIBOR plus 1.10%(1)	965,579	966,636
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	1,350,001	1,323,139
Invitation Homes Trust, Series 2017-SFR2, Class B, VRN, 3.44%, 11/17/18, resets monthly off the 1-month LIBOR plus 1.15%(1)	4,175,000	4,209,347
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 3.24%, 11/17/18, resets monthly off the 1-month LIBOR plus 0.95%(1)	3,900,000	3,889,670
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 3.56%, 11/17/18, resets monthly off the 1-month LIBOR plus 1.28%(1)	5,875,000	5,872,188
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 3.44%, 11/17/18, resets monthly off the 1-month LIBOR plus 1.15%(1)	5,925,000	5,953,717
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A SEQ, 2.51%, 5/20/30(1)	775,806	769,214
Mosaic Solar Loan Trust, Series 2018-2GS, Class A SEQ, 4.20%, 2/22/44(1)	1,813,158	1,806,032
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	57,814	56,253
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	594,508	581,865
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.69%, 11/17/18, resets monthly off the 1-month LIBOR plus 1.40%(1)	1,973,054	1,977,627
Progress Residential Trust, Series 2017-SFR2, Class A SEQ, 2.90%, 12/17/34(1)	8,350,000	8,057,326
Progress Residential Trust, Series 2018-SFR1, Class B, 3.48%, 3/17/35(1)	3,550,000	3,486,325
Progress Residential Trust, Series 2018-SFR1, Class D, 3.88%, 3/17/35(1)	2,450,000	2,384,936
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	1,301,331	1,284,948
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(1)	394,785	391,978
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A SEQ, 2.43%, 6/20/32(1)	806,797	799,003
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(1)	1,395,310	1,370,616

	Principal Amount	Value
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	$984,924	$977,547
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	1,036,917	1,016,384
Towd Point Mortgage Trust, Series 2017-3, Class M1, VRN, 3.50%, 11/1/18(1)(5)	4,000,000	3,838,734
Towd Point Mortgage Trust, Series 2017-4, Class A1, VRN, 2.75%, 11/1/18(1)(5)	5,171,902	5,035,660
Towd Point Mortgage Trust, Series 2018-4, Class A1, VRN, 3.00%, 11/1/18(1)(5)	2,938,798	2,855,962
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	3,864,687	3,769,935
TOTAL ASSET-BACKED SECURITIES (Cost $75,332,883)		74,480,163
COLLATERALIZED LOAN OBLIGATIONS(4) — 4.9%
Ares XXXIIR CLO Ltd., Series 2014-32RA, Class A2A, VRN, 3.86%, 11/15/18, resets quarterly off the 3-month LIBOR plus 1.55%(1)	5,000,000	4,979,725
Bean Creek CLO Ltd., Series 2015-1A, Class BR, VRN, 3.92%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.45%(1)	3,200,000	3,168,614
Carlyle Global Market Strategies CLO, Series 2014-2RA, Class A3, VRN, 3.81%, 11/15/18, resets quarterly off the 3-month LIBOR plus 1.50%(1)	4,500,000	4,453,079
Carlyle Global Market Strategies CLO, Series 2014-1A, Class A1R2, VRN, 3.42%, 1/17/19, resets quarterly off the 3-month LIBOR plus 0.97%(1)	2,000,000	2,002,963
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.47%, 1/17/19, resets quarterly off the 3-month LIBOR plus 1.02%(1)	2,150,000	2,138,959
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.85%, 1/17/19, resets quarterly off the 3-month LIBOR plus 1.40%(1)	2,200,000	2,177,661
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 3.33%, 1/24/19, resets quarterly off the 3-month LIBOR plus 0.98%(1)	3,175,000	3,154,151
CIFC Funding Ltd., Series 2013-3RA, Class A2, VRN, 3.75%, 1/24/19, resets quarterly off the 3-month LIBOR plus 1.40%(1)	6,000,000	5,945,152
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 3.41%, 1/15/19, resets quarterly off the 3-month LIBOR plus 0.97%(1)	2,125,000	2,114,007
Goldentree Loan Management US CLO 3 Ltd., Series 2018-3A, Class B1, VRN, 4.02%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.55%(1)	2,600,000	2,583,942
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.59%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.12%(1)	1,000,000	999,260
KKR CLO Ltd., Series 22A, Class A, VRN, 3.52%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.15%(1)	1,600,000	1,597,501
KKR CLO Ltd., Series 22A, Class B, VRN, 3.97%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.60%(1)	4,000,000	3,989,835
LCM XIV LP, Series 14A, Class AR, VRN, 3.51%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.04%(1)	1,500,000	1,498,322
LCM XIV LP, Series 2014A, Class BR, VRN, 4.05%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.58%(1)	3,500,000	3,494,273
LoanCore Issuer Ltd., Series 2018-CRE1, Class AS, VRN, 3.78%, 11/15/18, resets monthly off the 1-month LIBOR plus 1.50%(1)	3,668,000	3,683,399

	Principal Amount	Value
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, VRN, 3.40%, 1/22/19, resets quarterly off the 3-month LIBOR plus 0.95%(1)	$1,600,000	$1,597,427
Madison Park Funding XIII Ltd., Series 2014-13A, Class BR2, VRN, 3.95%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.50%(1)	4,000,000	4,000,213
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 3.42%, 1/15/19, resets quarterly off the 3-month LIBOR plus 0.98%(1)	2,700,000	2,695,468
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 3.94%, 1/15/19, resets quarterly off the 3-month LIBOR plus 1.50%(1)	2,500,000	2,485,443
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 3.59%, 1/18/19, resets quarterly off the 3-month LIBOR plus 1.15%(1)	1,600,000	1,601,759
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 4.19%, 1/18/19, resets quarterly off the 3-month LIBOR plus 1.75%(1)	2,500,000	2,500,580
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.40%, 1/16/19, resets quarterly off the 3-month LIBOR plus 0.96%(1)	5,000,000	4,969,156
Voya CLO Ltd., Series 2013-3A, Class A2RR, VRN, 4.14%, 1/18/19, resets quarterly off the 3-month LIBOR plus 1.70%(1)	2,000,000	2,000,000
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $70,090,929)		69,830,889
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 4.5%
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	4,000,000	3,913,768
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.68%, 11/1/18(5)	2,105,000	2,182,384
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 11/1/18(5)	3,500,000	3,598,300
Commercial Mortgage Trust, Series 2014-LC17, Class C, VRN, 4.60%, 11/1/18(5)	1,960,000	1,922,393
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 11/1/18(5)	2,500,000	2,445,466
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(1)	8,705,000	8,438,630
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(1)	3,500,000	3,454,728
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(1)	2,825,000	2,791,696
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(1)	3,533,131	3,435,875
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class AS, VRN, 3.67%, 11/1/18(5)	2,925,000	2,804,078
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 2.98%, 11/15/18, resets monthly off the 1-month LIBOR plus 0.70%(1)	5,000,000	5,002,515
GS Mortgage Securities Trust, Series 2015-GC28, Class AS, 3.76%, 2/10/48	2,000,000	1,976,591
GS Mortgage Securities Trust, Series 2016-GS2, Class B, VRN, 3.76%, 11/1/18(5)	3,000,000	2,904,535
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(1)	3,000,000	2,775,083
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 11/1/18(5)	2,200,000	2,204,821

	Principal Amount	Value
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	$6,340,000	$6,118,317
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	3,000,000	2,844,122
Morgan Stanley Capital I Trust, Series 2014-CPT, Class E, VRN, 3.45%, 11/1/18(1)(5)	1,960,000	1,920,399
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	4,200,000	3,978,630
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $67,712,876)		64,712,331
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(4) — 4.4%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(5) — 1.0%
FHLMC, VRN, 2.36%, 11/15/18	1,237,363	1,225,832
FHLMC, VRN, 3.85%, 11/15/18	3,473	3,634
FHLMC, VRN, 3.89%, 11/15/18	1,618	1,696
FHLMC, VRN, 4.01%, 11/15/18	1,436,922	1,510,563
FNMA, VRN, 3.18%, 11/25/18	2,135,162	2,111,752
FNMA, VRN, 3.19%, 11/25/18	3,973,484	3,925,089
FNMA, VRN, 3.26%, 11/25/18	2,415,002	2,419,821
FNMA, VRN, 3.61%, 11/25/18	4,541	4,630
FNMA, VRN, 3.94%, 11/25/18	5,237	5,345
FNMA, VRN, 4.04%, 11/25/18	1,353,131	1,399,308
FNMA, VRN, 4.06%, 11/25/18	870,416	901,650
FNMA, VRN, 4.06%, 11/25/18	733,007	757,269
		14,266,589
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 3.4%
FHLMC, 6.00%, 2/1/38	2,019	2,223
FHLMC, 4.00%, 12/1/40	5,798	5,854
FNMA, 5.00%, 7/1/31	24,918	26,035
FNMA, 5.50%, 5/1/33	6,471	6,937
FNMA, 5.00%, 9/1/33	986,399	1,044,072
FNMA, 5.00%, 11/1/33	7,227	7,648
FNMA, 5.00%, 9/1/35	17,399	18,330
FNMA, 6.00%, 4/1/37	6,631	7,159
FNMA, 6.00%, 7/1/37	8,405	9,178
FNMA, 6.00%, 8/1/37	6,052	6,612
FNMA, 5.50%, 1/1/39	11,746	12,587
FNMA, 5.50%, 3/1/39	1,381	1,476
FNMA, 4.50%, 5/1/39	1,685,067	1,745,875
FNMA, 5.00%, 8/1/39	3,998	4,228
FNMA, 4.50%, 3/1/40	1,907,451	1,976,940
FNMA, 5.00%, 8/1/40	981,079	1,038,022
FNMA, 3.50%, 10/1/40	2,577,018	2,532,584
FNMA, 3.50%, 12/1/40	33,006	32,437
FNMA, 4.50%, 9/1/41	15,629	16,170
FNMA, 3.50%, 5/1/42	42,328	41,597
FNMA, 3.50%, 6/1/42	25,652	25,209
FNMA, 3.50%, 9/1/42	17,832	17,524
FNMA, 3.00%, 11/1/42	27,856	26,610

	Principal Amount	Value
FNMA, 3.00%, 5/1/43	$3,459,861	$3,304,010
FNMA, 3.50%, 5/1/46	7,146,226	6,984,796
FNMA, 3.50%, 10/1/47	13,346,851	13,006,613
GNMA, 2.50%, 11/19/18(6)	715,000	662,892
GNMA, 3.00%, 11/19/18(6)	4,665,000	4,459,813
GNMA, 6.00%, 7/15/33	4,091	4,452
GNMA, 5.00%, 3/20/36	26,868	28,523
GNMA, 5.50%, 1/15/39	3,830	4,196
GNMA, 5.50%, 9/15/39	19,910	21,489
GNMA, 4.50%, 10/15/39	7,652	7,937
GNMA, 5.00%, 10/15/39	12,201	12,926
GNMA, 4.50%, 1/15/40	9,713	10,061
GNMA, 4.00%, 12/15/40	10,204	10,342
GNMA, 4.50%, 12/15/40	35,067	36,326
GNMA, 4.50%, 7/20/41	1,550,661	1,613,820
GNMA, 4.00%, 12/15/41	18,971	19,229
GNMA, 3.50%, 6/20/42	5,947,590	5,883,250
GNMA, 2.50%, 7/20/46	4,765,626	4,422,852
		49,098,834
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $66,497,344)		63,365,423
BANK LOAN OBLIGATIONS(7) — 2.4%
Diversified Telecommunication Services — 0.7%
CenturyLink, Inc., 2017 Term Loan B, 5.05%, 1/31/25, resets monthly off the 1-month LIBOR plus 2.75%	2,787,965	2,761,828
Level 3 Financing, Inc., 2017 Term Loan B, 4.53%, 2/22/24, resets monthly off the 1-month LIBOR plus 2.25%	2,200,000	2,204,301
Sprint Communications, Inc., 1st Lien Term Loan B, 4.81%, 2/2/24, resets monthly off the 1-month LIBOR plus 2.50%	1,595,949	1,597,194
Zayo Group, LLC, 2017 Incremental Term Loan, 4.55%, 1/19/24, resets monthly off the 1-month LIBOR plus 2.25%	2,600,000	2,606,500
		9,169,823
Entertainment — 0.1%
CSC Holdings, LLC, 2017 1st Lien Term Loan, 4.53%, 7/17/25, resets monthly off the 1-month LIBOR plus 2.25%	1,496,203	1,494,871
Health Care Providers and Services — 0.2%
HCA Inc., 2018 Term Loan B10, 4.30%, 3/13/25, resets monthly off the 1-month LIBOR plus 2.00%	3,233,750	3,251,940
Hotels, Restaurants and Leisure — 0.8%
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.55%, 2/16/24, resets monthly off the 1-month LIBOR plus 2.25%	1,982,233	1,977,029
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.55%, 2/16/24, resets monthly off the 1-month LIBOR plus 2.25%	1,608,634	1,604,412
Caesars Resort Collection, LLC, 2017 1st Lien Term Loan B, 5.05%, 12/22/24, resets monthly off the 1-month LIBOR plus 2.75%	1,645,854	1,648,257
Hilton Worldwide Finance, LLC, Term Loan B2, 4.03%, 10/25/23, resets monthly off the 1-month LIBOR plus 1.75%	3,700,000	3,708,103

	Principal Amount	Value
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 4.30%, 3/21/25, resets monthly off the 1-month LIBOR plus 2.00%	$2,387,755	$2,383,493
		11,321,294
Pharmaceuticals — 0.3%
Catalent Pharma Solutions Inc., USD Term Loan B, 4.55%, 5/20/24, resets monthly off the 1-month LIBOR plus 2.25%	1,775,610	1,785,464
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, 5.27%, 6/1/25, resets monthly off the 1-month LIBOR plus 3.00%	2,827,500	2,832,477
		4,617,941
Software — 0.1%
Dell International LLC, 2017 Term Loan B, 4.31%, 9/7/23, resets monthly off the 1-month LIBOR plus 2.00%	1,595,970	1,596,105
Technology Hardware, Storage and Peripherals — 0.2%
Western Digital Corporation, 2018 Term Loan B4, 4.04%, 4/29/23, resets monthly off the 1-month LIBOR plus 1.75%	2,572,075	2,560,822
TOTAL BANK LOAN OBLIGATIONS (Cost $34,119,042)		34,012,796
MUNICIPAL SECURITIES — 0.4%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	365,000	476,650
Chicago GO, 7.05%, 1/1/29	400,000	422,868
Los Angeles Community College District GO, 6.75%, 8/1/49	600,000	840,942
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	195,000	250,608
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	175,000	197,078
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	225,000	304,859
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	125,000	148,183
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	250,000	272,970
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	200,000	231,398
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	415,000	454,076
San Diego County Water Authority Financing Corp. Rev., 6.14%, 5/1/49	100,000	126,993
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	195,000	232,473
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	580,000	800,934
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	150,000	171,433
State of California GO, 4.60%, 4/1/38	110,000	111,956
State of California GO, 7.55%, 4/1/39	400,000	569,376
State of California GO, 7.30%, 10/1/39	90,000	122,571
State of Illinois GO, 5.10%, 6/1/33	200,000	189,050
University of California Rev., 4.60%, 5/15/31	400,000	421,344
TOTAL MUNICIPAL SECURITIES (Cost $6,530,988)		6,345,762

	Principal Amount/Shares	Value
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.625% - 4.75%, 1/31/20 - 8/15/45, valued at $1,531,221), in a joint trading account at 2.00%, dated 10/31/18, due 11/1/18 (Delivery value $1,500,215)		$1,500,132
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $765,953), at 1.05%, dated 10/31/18, due 11/1/18 (Delivery value $750,022)		750,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	176,228	176,228
U.S. Treasury Bills, 2.34%, 1/24/19(8)(9)	$8,000,000	7,957,814
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,383,587)		10,384,174
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $1,478,111,556)		1,423,981,162
OTHER ASSETS AND LIABILITIES — 0.7%		9,704,638
TOTAL NET ASSETS — 100.0%		$1,433,685,800

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	19,506,633	AUD	27,182,778	Bank Of America, N.A.	12/19/18	$247,271
BRL	13,929,338	USD	3,746,460	Goldman Sachs & Co.	12/19/18	(18,285)
USD	772,259	BRL	2,904,156	Goldman Sachs & Co.	12/19/18	(5,036)
CAD	9,493,913	USD	7,252,023	Morgan Stanley	12/19/18	(33,214)
USD	64,557,653	CAD	83,661,554	Morgan Stanley	12/19/18	944,601
USD	651,931	CAD	835,288	Morgan Stanley	12/19/18	16,810
USD	7,193,902	CAD	9,289,414	Morgan Stanley	12/19/18	130,586
USD	7,418,638	CAD	9,645,342	Morgan Stanley	12/19/18	84,688
USD	7,358,696	CHF	7,258,353	Morgan Stanley	12/19/18	117,773
USD	8,039,194	CHF	7,737,644	UBS AG	12/19/18	320,131
USD	375	CLP	259,474	Goldman Sachs & Co.	12/19/18	2
USD	1,567,715	CZK	34,401,935	Goldman Sachs & Co.	12/19/18	58,934
USD	2,929,623	DKK	18,657,892	Goldman Sachs & Co.	12/19/18	84,322
EUR	976,735	USD	1,121,750	JPMorgan Chase Bank N.A.	11/14/18	(14,428)
EUR	928,391	USD	1,056,917	JPMorgan Chase Bank N.A.	11/14/18	(4,402)
USD	214,771,743	EUR	186,228,501	JPMorgan Chase Bank N.A.	11/14/18	3,645,012
USD	642,526	EUR	553,689	JPMorgan Chase Bank N.A.	11/14/18	14,810
USD	1,198,531	EUR	1,034,185	JPMorgan Chase Bank N.A.	11/14/18	26,079
USD	657,172	EUR	566,519	JPMorgan Chase Bank N.A.	11/14/18	14,911
USD	657,411	EUR	566,363	JPMorgan Chase Bank N.A.	11/14/18	15,327
USD	692,132	EUR	596,426	JPMorgan Chase Bank N.A.	11/14/18	15,965
USD	714,752	EUR	622,210	JPMorgan Chase Bank N.A.	11/14/18	9,355
USD	1,333,237	EUR	1,173,108	JPMorgan Chase Bank N.A.	11/14/18	3,288
GBP	900,940	USD	1,178,993	Bank Of America, N.A.	12/19/18	(24,641)
GBP	1,711,310	USD	2,244,063	Bank Of America, N.A.	12/19/18	(51,404)
USD	78,667,587	GBP	59,957,309	Bank Of America, N.A.	12/19/18	1,845,786

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,047,787	GBP	3,065,042	Bank Of America, N.A.	12/19/18	$120,625
USD	804,792	GBP	628,625	Bank Of America, N.A.	12/19/18	(649)
HUF	2,139,892,085	USD	7,640,016	UBS AG	12/19/18	(148,001)
HUF	233,326,740	USD	835,182	UBS AG	12/19/18	(18,278)
HUF	355,083,139	USD	1,266,074	UBS AG	12/19/18	(22,886)
HUF	379,683,981	USD	1,334,566	UBS AG	12/19/18	(5,247)
USD	38,096,608	HUF	10,603,581,415	UBS AG	12/19/18	972,217
USD	1,522,318	HUF	430,237,458	UBS AG	12/19/18	16,006
IDR	109,246,555,667	USD	7,159,014	Goldman Sachs & Co.	12/19/18	(34,146)
ILS	1,006	USD	283	Goldman Sachs & Co.	12/19/18	(12)
USD	105,490,745	JPY	11,916,867,530	Bank Of America, N.A.	11/14/18	(210,804)
USD	879,693	KRW	988,466,801	Goldman Sachs & Co.	12/19/18	12,490
MXN	14,285,151	USD	700,334	JPMorgan Chase Bank N.A.	12/19/18	(2,161)
USD	19,065,281	MXN	368,055,250	JPMorgan Chase Bank N.A.	12/19/18	1,076,929
USD	861,516	MXN	16,469,782	JPMorgan Chase Bank N.A.	12/19/18	56,571
MYR	11,503,040	USD	2,771,229	Goldman Sachs & Co.	12/19/18	(25,524)
USD	5,994,902	MYR	24,923,806	Goldman Sachs & Co.	12/19/18	45,743
NOK	81,423,872	USD	9,892,222	Goldman Sachs & Co.	12/19/18	(211,991)
USD	792,201	NOK	6,493,265	Goldman Sachs & Co.	12/19/18	20,237
NZD	33,545	USD	22,017	Bank Of America, N.A.	12/19/18	(116)
USD	15,082,926	PEN	50,049,674	Goldman Sachs & Co.	12/19/18	263,040
USD	5,014,882	PEN	16,646,901	Goldman Sachs & Co.	12/19/18	85,676
USD	1,397,949	PEN	4,673,344	Goldman Sachs & Co.	12/19/18	14,155
USD	3,596,559	PEN	12,030,489	Goldman Sachs & Co.	12/19/18	34,288
USD	7,353,580	PHP	401,446,626	Goldman Sachs & Co.	12/19/18	(150,988)
USD	3,559,641	PLN	13,174,587	Goldman Sachs & Co.	12/19/18	122,143
USD	1,076,644	RUB	74,772,903	Goldman Sachs & Co.	12/19/18	(52,080)
SEK	71,972	USD	8,065	Goldman Sachs & Co.	12/19/18	(165)
SEK	65,712,187	USD	7,341,250	Goldman Sachs & Co.	12/19/18	(127,992)
USD	7,353,508	SEK	65,927,872	Goldman Sachs & Co.	12/19/18	116,574
USD	3,476,959	SGD	4,762,071	Bank Of America, N.A.	12/19/18	35,659
THB	199,096,284	USD	6,139,263	Goldman Sachs & Co.	12/19/18	(123,451)
USD	14,101,951	THB	460,682,549	Goldman Sachs & Co.	12/19/18	182,157
TRY	895,208	USD	133,468	Goldman Sachs & Co.	12/19/18	22,148
USD	41,565,945	ZAR	629,266,843	UBS AG	12/19/18	(841,546)
USD	1,775,066	ZAR	25,734,022	UBS AG	12/19/18	40,801
						$8,705,663

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bund 10-Year Bonds	52	December 2018	EUR	5,200,000	$9,438,964	$(28,946)
Japanese 10-Year Government Bonds	11	December 2018	JPY	1,100,000,000	14,684,540	47,671
Japanese 10-Year Mini Government Bonds	460	December 2018	JPY	4,600,000,000	61,367,306	153,162
Korean Treasury 10-Year Bonds	142	December 2018	KRW	14,200,000,000	15,509,034	34,642
U.S. Treasury 5-Year Notes	219	December 2018	USD	21,900,000	24,611,836	(170,739)
U.S. Treasury Long Bonds	177	December 2018	USD	17,700,000	24,448,125	(746,859)
U.S. Treasury Ultra Bonds	38	December 2018	USD	3,800,000	5,670,313	(364,054)
					$155,730,118	$(1,075,123)

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	716	December 2018	EUR	71,600,000	$106,594,902	$136,690
Euro-OAT 10-Year Bonds	52	December 2018	EUR	5,200,000	8,950,112	32,308
U.K. Gilt 10-Year Bonds	353	December 2018	GBP	35,300,000	55,231,968	(213,914)
					$170,776,982	$(44,916)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 30	Buy	(5.00)%	6/20/23	$51,500,000	$(3,745,034)	$317,591	$(3,427,443)

^
The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date		Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
MXIBTIIE	Pay	7.84%	8/7/23	MXN	207,000,000	$552	$(401,925)	$(401,373)
MXIBTIIE	Pay	7.92%	8/8/23	MXN	210,000,000	546	(374,123)	(373,577)
MXIBTIIE	Pay	7.99%	8/10/23	MXN	420,000,000	594	(690,620)	(690,026)
MXIBTIIE	Pay	7.99%	8/10/23	MXN	420,000,000	594	(690,666)	(690,072)
						$2,286	$(2,157,334)	$(2,155,048)

INTEREST RATE SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount		Value*
Morgan Stanley	BUBOR06M	Receive	0.97%	6/21/20	HUF	2,885,000,000	$(25,419)

*	Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar	MTN	-	Medium Term Note
BRL	-	Brazilian Real	MXIBTIIE	-	28-day Mexico Interbank Equilibrium Interest Rate Index
BUBOR06M	-	6-month Budapest Interbank Offered Rate	MXN	-	Mexican Peso
CAD	-	Canadian Dollar	MYR	-	Malaysian Ringgit
CDX	-	Credit Derivatives Indexes	NOK	-	Norwegian Krone
CHF	-	Swiss Franc	NZD	-	New Zealand Dollar
CLP	-	Chilean Peso	PEN	-	Peruvian Sol
CZK	-	Czech Koruna	PHP	-	Philippine Peso
DKK	-	Danish Krone	PLN	-	Polish Zloty
EUR	-	Euro	resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association	RUB	-	Russian Ruble
GBP	-	British Pound	SEK	-	Swedish Krona
GNMA	-	Government National Mortgage Association	SEQ	-	Sequential Payer
GO	-	General Obligation	SGD	-	Singapore Dollar
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index	THB	-	Thai Baht
HUF	-	Hungarian Forint	TRY	-	Turkish Lira
IDR	-	Indonesian Rupiah	USD	-	United States Dollar
ILS	-	Israeli Shekel	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
JPY	-	Japanese Yen
KRW	-	South Korean Won	ZAR	-	South African Rand
LIBOR	-	London Interbank Offered Rate

† Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $363,207,177, which represented 25.3% of total net assets.

(2)	Security is a zero-coupon bond.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(6)	Forward commitment. Settlement date is indicated.

(7)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty. Final maturity date is indicated.

(8)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $6,789,697.

(9)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $1,478,111,556)	$1,423,981,162
Foreign currency holdings, at value (cost of $1,347,193)	1,288,160
Foreign deposits with broker for futures contracts, at value (cost of $1,388,986)	1,342,378
Receivable for investments sold	366,878
Receivable for capital shares sold	82,505
Receivable for variation margin on futures contracts	225,007
Unrealized appreciation on forward foreign currency exchange contracts	10,833,110
Interest receivable	12,531,193
1,450,650,393

Liabilities
Disbursements in excess of demand deposit cash	103,037
Payable for investments purchased	6,447,317
Payable for capital shares redeemed	7,057,063
Payable for variation margin on futures contracts	395,641
Payable for variation margin on swap agreements	566,644
Unrealized depreciation on forward foreign currency exchange contracts	2,127,447
Swap agreements, at value	25,419
Accrued management fees	240,583
Distribution and service fees payable	1,442
16,964,593

Net Assets	$1,433,685,800

Net Assets Consist of:
Capital paid in	$1,428,749,207
Distributable earnings	4,936,593
$1,433,685,800

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$299,229,801	29,838,343	$10.03
I Class	$10,569,489	1,050,909	$10.06
Y Class	$7,890,557	783,212	$10.07
A Class	$1,753,478	175,676	$9.98*
C Class	$1,195,521	121,370	$9.85
R Class	$96,650	9,726	$9.94
R5 Class	$28,832,403	2,866,527	$10.06
R6 Class	$1,015,038	100,875	$10.06
G Class	$1,083,102,863	106,955,316	$10.13
*Maximum offering price $10.45 (net asset value divided by 0.955).

 See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $43,967)	$47,571,080

Expenses:
Management fees	11,083,163
Distribution and service fees:
A Class	4,837
C Class	14,691
R Class	448
Trustees' fees and expenses	96,609
Other expenses	105,265
11,305,013
Fees waived(1)	(8,231,741)
3,073,272

Net investment income (loss)	44,497,808

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,162,469
Forward foreign currency exchange contract transactions	31,031,828
Futures contract transactions	(7,149,467)
Swap agreement transactions	2,848,782
Foreign currency translation transactions	(350,070)
28,543,542

Change in net unrealized appreciation (depreciation) on:
Investments	(80,196,030)
Forward foreign currency exchange contracts	(2,512,861)
Futures contracts	(71,465)
Swap agreements	(392,829)
Translation of assets and liabilities in foreign currencies	(321,842)
(83,495,027)

Net realized and unrealized gain (loss)	(54,951,485)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,453,677)

(1)
Amount consists of $271,838, $12,416, $672, $1,783, $1,383, $80, $28,540, $1,041 and $7,913,988 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$44,497,808	$20,568,075
Net realized gain (loss)	28,543,542	18,905,438
Change in net unrealized appreciation (depreciation)	(83,495,027)	(6,100,471)
Net increase (decrease) in net assets resulting from operations	(10,453,677)	33,373,042

Distributions to Shareholders
From earnings:(1)
Investor Class	(5,738,404)	(3,710,707)
I Class	(247,935)	—
Y Class	(104)	—
A Class	(35,060)	(109,776)
C Class	(15,599)	(18,759)
R Class	(1,861)	(380)
R5 Class	(667,330)	(13,547,910)
R6 Class	(23,639)	(1,809,993)
G Class	(27,388,949)	—
Decrease in net assets from distributions	(34,118,881)	(19,197,525)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	126,889,276	131,338,951

Net increase (decrease) in net assets	82,316,718	145,514,468

Net Assets
Beginning of period	1,351,369,082	1,205,854,614
End of period	$1,433,685,800	$1,351,369,082

(1)
Prior period presentation has been updated to reflect the current period combination of distributions to shareholders from net investment income and net realized gains. Distributions from net investment income were $(2,968,471), $(83,113), $(6,117), $(263), $(11,175,900) and $(1,505,807) for Investor Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively. Distributions from net realized gains were $(742,236), $(26,663), $(12,642), $(117), $(2,372,010) and $(304,186) for Investor Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Global Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek long-term total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and Y Class commenced on April 10, 2017 and sale of the G Class commenced on July 28, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, bank loan obligations, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 94% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From November 1, 2017 through July 31, 2018, the investment advisor agreed to waive 0.12% of the fund's management fee. Effective August 1, 2018, the investment advisor terminated this waiver and decreased the annual management fee by 0.12%. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee and the effective annual management fee before and after waiver for each class for the period ended October 31, 2018 are as follows:

		Effective Annual Management Fee
	Annual Management Fee*	Before Waiver	After Waiver
Investor Class	0.83%	0.92%	0.83%
I Class	0.73%	0.82%	0.73%
Y Class	0.63%	0.72%	0.63%
A Class	0.83%	0.92%	0.83%
C Class	0.83%	0.92%	0.83%
R Class	0.83%	0.92%	0.83%
R5 Class	0.63%	0.72%	0.63%
R6 Class	0.58%	0.67%	0.58%
G Class	0.58%	0.67%	0.00%
*Prior to August 1, 2018, the annual management fee was 0.95% for the Investor Class, A Class, C Class and R Class, 0.85% for the I Class, 0.75% for the Y Class and R5 Class and 0.70% for the R6 Class and G Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2018 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2018 totaled $1,333,145,219, of which $518,378,424 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 totaled $1,181,961,705, of which $577,272,832 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2018		Year ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,848,521	$39,284,188	4,649,418	$47,097,131
Issued in reinvestment of distributions	563,241	5,735,786	370,083	3,700,038
Redeemed	(3,013,541)	(30,560,483)	(2,187,286)	(22,281,031)
	1,398,221	14,459,491	2,832,215	28,516,138
I Class
Sold	709,744	7,212,017	1,162,741	11,976,601
Issued in reinvestment of distributions	20,890	213,129	—	—
Redeemed	(821,550)	(8,298,368)	(20,916)	(217,114)
	(90,916)	(873,222)	1,141,825	11,759,487
Y Class
Sold	793,074	8,033,913	493	5,000
Issued in reinvestment of distributions	10	104	—	—
Redeemed	(10,365)	(104,939)	—	—
	782,719	7,929,078	493	5,000
A Class
Sold	39,634	401,159	121,215	1,227,484
Issued in reinvestment of distributions	3,337	33,907	10,936	109,001
Redeemed	(76,502)	(771,125)	(829,922)	(8,392,635)
	(33,531)	(336,059)	(697,771)	(7,056,150)
C Class
Sold	15,898	158,769	15,173	151,490
Issued in reinvestment of distributions	1,103	11,125	629	6,215
Redeemed	(74,942)	(749,345)	(296,410)	(2,969,427)
	(57,941)	(579,451)	(280,608)	(2,811,722)
R Class
Sold	10,666	107,378	10,543	106,699
Issued in reinvestment of distributions	184	1,861	38	380
Redeemed	(15,347)	(154,265)	(1,117)	(11,293)
	(4,497)	(45,026)	9,464	95,786
R5 Class
Sold	268,950	2,742,437	9,113,393	92,123,729
Issued in reinvestment of distributions	65,409	667,330	1,353,329	13,547,910
Redeemed	(568,473)	(5,761,524)	(88,213,711)	(906,962,491)
	(234,114)	(2,351,757)	(77,746,989)	(801,290,852)
R6 Class
Sold	17,993	183,840	3,989,569	40,436,853
Issued in reinvestment of distributions	2,317	23,639	180,819	1,809,993
Redeemed	(62,731)	(647,979)	(13,217,020)	(135,904,020)
	(42,421)	(440,500)	(9,046,632)	(93,657,174)
G Class
Sold	26,584,587	275,961,708	97,393,395	1,002,138,851
Issued in reinvestment of distributions	2,681,778	27,388,949	—	—
Redeemed	(19,088,493)	(194,223,935)	(615,951)	(6,360,413)
	10,177,872	109,126,722	96,777,444	995,778,438
Net increase (decrease)	11,895,392	$126,889,276	12,989,441	$131,338,951

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the I Class and Y Class and July 28, 2017 (commencement of sale) through October 31, 2017 for the G Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$543,102,273	—
Corporate Bonds	—	473,213,611	—
Collateralized Mortgage Obligations	—	84,533,740	—
Asset-Backed Securities	—	74,480,163	—
Collateralized Loan Obligations	—	69,830,889	—
Commercial Mortgage-Backed Securities	—	64,712,331	—
U.S. Government Agency Mortgage-Backed Securities	—	63,365,423	—
Bank Loan Obligations	—	34,012,796	—
Municipal Securities	—	6,345,762	—
Temporary Cash Investments	$176,228	10,207,946	—
	$176,228	$1,423,804,934	—
Other Financial Instruments
Futures Contracts	—	$404,473	—
Forward Foreign Currency Exchange Contracts	—	10,833,110	—
	—	$11,237,583	—

Liabilities
Other Financial Instruments
Futures Contracts	$1,281,652	$242,860	—
Swap Agreements	—	5,607,910	—
Forward Foreign Currency Exchange Contracts	—	2,127,447	—
	$1,281,652	$7,978,217	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation

(depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $56,600,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,077,498,919.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $125,409,602 futures contracts purchased and $147,710,286 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $259,130,141.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $59,955,556.

Value of Derivative Instruments as of October 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$108,922
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$10,833,110	Unrealized depreciation on forward foreign currency exchange contracts	2,127,447
Interest Rate Risk	Receivable for variation margin on futures contracts*	225,007	Payable for variation margin on futures contracts*	395,641
Interest Rate Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	457,722
Interest Rate Risk	Swap agreements	—	Swap agreements	25,419
		$11,058,117		$3,115,151

*	Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$2,611,754	Change in net unrealized appreciation (depreciation) on swap agreements	$(418,274)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	31,031,828	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(2,512,861)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(7,149,467)	Change in net unrealized appreciation (depreciation) on futures contracts	(71,465)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(359,311)	Change in net unrealized appreciation (depreciation) on swap agreements	(699,699)
Other Contracts	Net realized gain (loss) on swap agreement transactions	596,339	Change in net unrealized appreciation (depreciation) on swap agreements	725,144
		$26,731,143		$(2,977,155)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$33,860,901	$19,197,525
Long-term capital gains	$257,980	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The reclassifications were primarily due to foreign currency gains and losses.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,480,224,412
Gross tax appreciation of investments	$13,806,082
Gross tax depreciation of investments	(70,049,332)
Net tax appreciation (depreciation) of investments	(56,243,250)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,190,532)
Net tax appreciation (depreciation)	$(57,433,782)
Other book-to-tax adjustments	$(278,969)
Undistributed ordinary income	$77,409,213
Accumulated short-term capital losses	$(7,798,706)
Accumulated long-term capital losses	$(6,961,163)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$10.36	0.23	(0.36)	(0.13)	(0.17)	(0.03)	(0.20)	$10.03	(1.33)%	0.84%	0.93%	2.26%	2.17%	78%	$299,230
2017	$10.28	0.13	0.09	0.22	(0.11)	(0.03)	(0.14)	$10.36	2.23%	0.84%	0.96%	1.32%	1.20%	130%	$294,535
2016	$9.86	0.12	0.34	0.46	(0.04)	—	(0.04)	$10.28	4.72%	0.84%	0.96%	1.18%	1.06%	106%	$263,312
2015(3)	$9.71	0.04	0.11	0.15	—	—	—	$9.86	1.54%	0.87%(4)	0.96%(4)	1.08%(4)	0.99%(4)	37%	$224,271
2015	$9.93	0.08	0.14(5)	0.22	(0.44)	—	(0.44)	$9.71	2.18%	0.95%	0.95%	0.73%	0.73%	114%	$219,606
2014	$9.98	0.16	0.25	0.41	(0.42)	(0.04)	(0.46)	$9.93	4.25%	0.96%	0.96%	1.64%	1.64%	71%	$10,704
I Class
2018	$10.38	0.24	(0.35)	(0.11)	(0.18)	(0.03)	(0.21)	$10.06	(1.16)%	0.74%	0.83%	2.36%	2.27%	78%	$10,569
2017(6)	$10.14	0.09	0.15	0.24	—	—	—	$10.38	2.37%	0.74%(4)	0.86%(4)	1.51%(4)	1.39%(4)	130%(7)	$11,856
Y Class
2018	$10.39	0.27	(0.38)	(0.11)	(0.18)	(0.03)	(0.21)	$10.07	(1.09)%	0.64%	0.73%	2.46%	2.37%	78%	$7,891
2017(6)	$10.14	0.09	0.16	0.25	—	—	—	$10.39	2.47%	0.64%(4)	0.76%(4)	1.59%(4)	1.47%(4)	130%(7)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$10.31	0.20	(0.36)	(0.16)	(0.14)	(0.03)	(0.17)	$9.98	(1.59)%	1.09%	1.18%	2.01%	1.92%	78%	$1,753
2017	$10.24	0.10	0.09	0.19	(0.09)	(0.03)	(0.12)	$10.31	1.88%	1.09%	1.21%	1.07%	0.95%	130%	$2,157
2016	$9.83	0.09	0.36	0.45	(0.04)	—	(0.04)	$10.24	4.55%	1.09%	1.21%	0.93%	0.81%	106%	$9,284
2015(3)	$9.69	0.03	0.11	0.14	—	—	—	$9.83	1.44%	1.12%(4)	1.21%(4)	0.83%(4)	0.74%(4)	37%	$5,506
2015	$9.91	0.13	0.06(5)	0.19	(0.41)	—	(0.41)	$9.69	1.93%	1.20%	1.20%	0.48%	0.48%	114%	$3,033
2014	$9.97	0.14	0.24	0.38	(0.40)	(0.04)	(0.44)	$9.91	3.97%	1.21%	1.21%	1.39%	1.39%	71%	$7,268
C Class
2018	$10.17	0.12	(0.34)	(0.22)	(0.07)	(0.03)	(0.10)	$9.85	(2.27)%	1.84%	1.93%	1.26%	1.17%	78%	$1,196
2017	$10.10	0.03	0.08	0.11	(0.01)	(0.03)	(0.04)	$10.17	1.13%	1.84%	1.96%	0.32%	0.20%	130%	$1,824
2016	$9.75	0.02	0.34	0.36	(0.01)	—	(0.01)	$10.10	3.72%	1.84%	1.96%	0.18%	0.06%	106%	$4,646
2015(3)	$9.64	—(8)	0.11	0.11	—	—	—	$9.75	1.14%	1.87%(4)	1.96%(4)	0.08%(4)	(0.01)%(4)	37%	$549
2015	$9.85	0.07	0.06(5)	0.13	(0.34)	—	(0.34)	$9.64	1.26%	1.95%	1.95%	(0.27)%	(0.27)%	114%	$629
2014	$9.93	0.06	0.25	0.31	(0.35)	(0.04)	(0.39)	$9.85	3.21%	1.96%	1.96%	0.64%	0.64%	71%	$2,847

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2018	$10.26	0.17	(0.34)	(0.17)	(0.12)	(0.03)	(0.15)	$9.94	(1.75)%	1.34%	1.43%	1.76%	1.67%	78%	$97
2017	$10.19	0.09	0.07	0.16	(0.06)	(0.03)	(0.09)	$10.26	1.63%	1.34%	1.46%	0.82%	0.70%	130%	$146
2016	$9.80	0.07	0.35	0.42	(0.03)	—	(0.03)	$10.19	4.28%	1.34%	1.46%	0.68%	0.56%	106%	$48
2015(3)	$9.67	0.02	0.11	0.13	—	—	—	$9.80	1.34%	1.37%(4)	1.46%(4)	0.58%(4)	0.49%(4)	37%	$25
2015	$9.89	0.12	0.05(5)	0.17	(0.39)	—	(0.39)	$9.67	1.67%	1.45%	1.45%	0.23%	0.23%	114%	$25
2014	$9.95	0.11	0.25	0.36	(0.38)	(0.04)	(0.42)	$9.89	3.78%	1.46%	1.46%	1.14%	1.14%	71%	$2,841
R5 Class
2018	$10.39	0.25	(0.36)	(0.11)	(0.19)	(0.03)	(0.22)	$10.06	(1.13)%	0.64%	0.73%	2.46%	2.37%	78%	$28,832
2017	$10.31	0.15	0.10	0.25	(0.14)	(0.03)	(0.17)	$10.39	2.43%	0.64%	0.76%	1.52%	1.40%	130%	$32,206
2016	$9.87	0.14	0.35	0.49	(0.05)	—	(0.05)	$10.31	4.98%	0.64%	0.76%	1.38%	1.26%	106%	$833,757
2015(3)	$9.72	0.04	0.12	0.16	(0.01)	—	(0.01)	$9.87	1.61%	0.67%(4)	0.76%(4)	1.28%(4)	1.19%(4)	37%	$720,700
2015	$9.95	0.09	0.14(5)	0.23	(0.46)	—	(0.46)	$9.72	2.28%	0.75%	0.75%	0.93%	0.93%	114%	$728,768
2014	$9.99	0.18	0.25	0.43	(0.43)	(0.04)	(0.47)	$9.95	4.50%	0.76%	0.76%	1.84%	1.84%	71%	$8,091

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2018	$10.39	0.25	(0.36)	(0.11)	(0.19)	(0.03)	(0.22)	$10.06	(1.08)%	0.59%	0.68%	2.51%	2.42%	78%	$1,015
2017	$10.32	0.16	0.08	0.24	(0.14)	(0.03)	(0.17)	$10.39	2.38%	0.59%	0.71%	1.57%	1.45%	130%	$1,489
2016	$9.87	0.14	0.36	0.50	(0.05)	—	(0.05)	$10.32	5.10%	0.59%	0.71%	1.43%	1.31%	106%	$94,808
2015(3)	$9.72	0.04	0.12	0.16	(0.01)	—	(0.01)	$9.87	1.64%	0.62%(4)	0.71%(4)	1.33%(4)	1.24%(4)	37%	$56,798
2015	$9.95	0.09	0.14(5)	0.23	(0.46)	—	(0.46)	$9.72	2.34%	0.70%	0.70%	0.98%	0.98%	114%	$53,780
2014(9)	$10.03	0.17	0.22	0.39	(0.43)	(0.04)	(0.47)	$9.95	4.12%	0.71%(4)	0.71%(4)	1.91%(4)	1.91%(4)	71%(10)	$26
G Class
2018	$10.41	0.32	(0.37)	(0.05)	(0.20)	(0.03)	(0.23)	$10.13	(0.49)%	0.01%	0.68%	3.09%	2.42%	78%	$1,083,103
2017(11)	$10.29	0.06	0.06	0.12	—	—	—	$10.41	1.17%	0.01%(4)	0.71%(4)	2.27%(4)	1.57%(4)	130%(7)	$1,007,151

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)
July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period. For the years before October 31, 2015, the fund's fiscal year end was June 30.

(4)	Annualized.

(5)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(6)	April 10, 2017 (commencement of sale) through October 31, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(8)	Per-share amount was less than $0.005.

(9)	July 26, 2013 (commencement of sale) through June 30, 2014.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2014.

(11)	July 28, 2017 (commencement of sale) through October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century International Bond Funds and Shareholders of Global Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Bond Fund (one of the funds constituting American Century International Bond Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
December 18, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board and the Advisor agreed to a permanent change to the fund's fee schedule that should have the effect of lowering the fund's annual unified management fee by approximately 0.12% (e.g., the Investor Class unified fee will be reduced from 0.95% to 0.83%) beginning August 1, 2018. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees,

costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $3,675,091 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2018.

The fund hereby designates $257,980, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2018.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90984 1812

Annual Report

October 31, 2018

International Bond Fund
Investor Class (BEGBX)
I Class (AIBHX)
Y Class (AIBYX)
A Class (AIBDX)
C Class (AIQCX)
R Class (AIBRX)
R5 Class (AIDIX)
R6 Class (AIDDX)
G Class (AIBGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional investment and market insights, we encourage you to visit our website, americancentury.com.

Rising Rates, Heightened Volatility Challenge Investors

U.S. stocks generally delivered gains for the period, but returns were considerably weaker than the robust, double-digit results of the previous fiscal year. Early on, a backdrop of robust corporate earnings results, improving global economic growth, and growth-oriented U.S. tax reform helped drive stock prices higher. The S&P 500 Index returned more than 10% just in the first three months of the reporting period.

Investor sentiment shifted dramatically in early February, as volatility resurfaced after an extended period of relative dormancy. Better-than-expected U.S. economic data triggered expectations for rising inflation, higher interest rates, and a more-hawkish Federal Reserve (Fed). In response, U.S. Treasury yields soared, and stock prices plunged. Although this bout of market unrest quickly subsided, volatility remained a formidable force throughout the rest of the period. Stocks remained resilient, though, and the S&P 500 Index advanced 7.35% for the 12-month period. Growth stocks outpaced value stocks, and large-cap stocks outperformed small-cap stocks. Meanwhile, rising U.S. Treasury yields and Fed rate hikes weighed on interest-rate sensitive assets, including investment-grade bonds and real estate investment trusts.

Outside the U.S., economic growth moderated as the period unfolded, and global bond yields were flat to modestly higher. The U.S. dollar continued to gain ground versus other currencies, which drove down non-U.S. bond returns for unhedged investors. The strong dollar, combined with rising U.S. interest rates, geopolitical tensions, and fiscal challenges in several developing countries, led to negative results for emerging markets bonds.

With global economic growth diverging, Treasury yields rising, and volatility lingering, investors likely will face opportunities and challenges in the months ahead. We believe this scenario underscores the importance of using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEGBX	-3.98%	-1.55%	1.52%	—	1/7/92
Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged)	—	-2.09%	-0.82%	2.52%	—	—
I Class	AIBHX	-3.90%	—	—	0.90%	4/10/17
Y Class	AIBYX	-3.81%	—	—	1.06%	4/10/17
A Class	AIBDX					10/27/98
No sales charge		-4.18%	-1.79%	1.27%	—
With sales charge		-8.46%	-2.69%	0.80%	—
C Class	AIQCX	-4.92%	-2.54%	0.51%	—	9/28/07
R Class	AIBRX	-4.44%	-2.03%	1.02%	—	9/28/07
R5 Class	AIDIX	-3.82%	-1.36%	1.71%	—	8/2/04
R6 Class	AIDDX	-3.74%	-1.32%	—	-0.79%	7/26/13
G Class	AIBGX	-3.19%	—	—	-3.13%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2018
Investor Class — $11,630

Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) — $12,830

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.80%	0.70%	0.60%	1.05%	1.80%	1.30%	0.60%	0.55%	0.55%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: John Lovito, Brian Howell, Simon Chester, and Abdelak Adjriou

Performance Summary

International Bond declined -3.98%* for the fiscal year ended October 31, 2018. By comparison, the Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) returned -2.09% over the same time period. Portfolio returns reflect operating expenses, while index returns do not.

Market Review

Volatility characterized global bond markets over the reporting period. The economic backdrop was generally positive, though the gap between stronger U.S. growth and slower growth in other developed markets grew more pronounced. U.S. momentum surged after a domestic tax cut at the end of 2017, while growth in other developed markets softened incrementally in the second and third calendar quarters of 2018. The Federal Reserve hiked U.S. rates four times over the period, and U.S. Treasury yields increased across all maturities. Of note, the 10-year U.S. Treasury yield topped 3% for the first time in several years. Elsewhere, the Bank of England enacted two rate hikes, while the European Central Bank (ECB) and Bank of Japan held target rates steady. The ECB began tapering its monthly bond purchases, aiming to end the program by December 2018. Inflation edged modestly higher across developed markets, ending the period at or near central bank targets.

Meanwhile, U.S. dollar strength, global trade tensions, and softening growth in China drove higher volatility in emerging markets. The countries most reliant on external funding came under distress, notably Argentina and Turkey, which helped drive the entire asset class lower. Both countries made progress late in the period, with Argentina securing a financing package from the International Monetary Fund and Turkish assets rallying after central bankers finally enacted a steep rate hike.

In this environment, non-U.S. bonds declined on an unhedged basis, as the U.S. dollar’s strength weighed on non-U.S. bond returns. U.S. bonds also generally declined.

Currency Exposure and Duration Positioning Weighed on Performance

Within the portfolio, currency exposure was a key detractor, primarily due to hedging costs associated with the fund’s out-of-index emerging markets positions in the Mexican peso and South African rand. The higher U.S. dollar drove weakness in other currency positions.

Yield curve positioning in the U.S. and Europe also detracted from relative results. Interest rates were volatile over the reporting period, but broadly speaking, rates rose in the U.S. and remained flat in Europe.

Security selection also detracted from portfolio performance. In particular, selections among European sovereigns, primarily in Italy, weighed on results.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's market index, other share classes may not. See page 3 for returns for all share classes.

5

Country Positioning and Sector Allocation Added Value

The portfolio’s allocation by region contributed to performance, led by exposure to euro-
denominated local issues.

Our sector allocations also contributed. Out-of-index high-yield positions in the U.S. were especially positive, as the sector was one of the few broad fixed-income categories to post positive returns over the reporting period. U.S. corporate earnings were robust, which helped drive gains in the high-yield sector. Our allocation to hard currency emerging markets debt, another out-of-index position, also added to returns, but security selection mitigated the positive allocation effects.

Although security selection was a detractor overall, our choices among out-of-index non-agency collateralized mortgage obligations and commercial mortgage-backed securities in the U.S. aided portfolio performance.

Positioning for the Future

We expect U.S. Treasury yields to gradually climb higher. In Europe and the U.K., we expect a slow normalization of yields as central banks remove stimulus and/or gradually raise rates. In Japan, continued aggressive central bank stimulus still supports low yields. Accordingly, we plan to maintain a neutral to short position in U.S. Treasuries and a short position in European government bonds. We favor long exposure in emerging markets local sovereign rates, given our expectations for rates to decline in select markets.

We continue to favor out-of-index positions in U.S. securitized bonds, including floating-rate securities that should benefit as interest rates rise, and corporate credit. We also will continue to seek value from other out-of-index positions, including high-yield corporates, emerging markets bonds, and select currencies.

6

Fund Characteristics

OCTOBER 31, 2018
Portfolio at a Glance
Average Duration (effective)	7.1 years
Weighted Average Life to Maturity	11.1 years

Bond Holdings by Country	% of net assets
Japan	18.1%
United States	17.8%
United Kingdom	7.7%
Canada	7.6%
Italy	6.8%
France	4.2%
Cayman Islands	3.6%
Netherlands	3.3%
South Africa	3.0%
Germany	2.8%
Other Countries	23.3%
Cash and Equivalents*	1.8%
* Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	60.3%
Corporate Bonds	25.9%
Asset-Backed Securities	3.9%
Collateralized Loan Obligations	2.8%
Bank Loan Obligations	2.2%
Collateralized Mortgage Obligations	1.8%
Commercial Mortgage-Backed Securities	1.3%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	1.0%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/18	Ending Account Value 10/31/18	Expenses Paid During Period(1) 5/1/18 - 10/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$932.30	$3.90	0.80%
I Class	$1,000	$932.50	$3.41	0.70%
Y Class	$1,000	$933.40	$2.92	0.60%
A Class	$1,000	$931.60	$5.11	1.05%
C Class	$1,000	$927.30	$8.74	1.80%
R Class	$1,000	$930.30	$6.33	1.30%
R5 Class	$1,000	$932.60	$2.92	0.60%
R6 Class	$1,000	$933.40	$2.68	0.55%
G Class	$1,000	$935.90	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,021.17	$4.08	0.80%
I Class	$1,000	$1,021.68	$3.57	0.70%
Y Class	$1,000	$1,022.18	$3.06	0.60%
A Class	$1,000	$1,019.91	$5.35	1.05%
C Class	$1,000	$1,016.13	$9.15	1.80%
R Class	$1,000	$1,018.65	$6.61	1.30%
R5 Class	$1,000	$1,022.18	$3.06	0.60%
R6 Class	$1,000	$1,022.43	$2.80	0.55%
G Class	$1,000	$1,025.16	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

OCTOBER 31, 2018

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 60.3%
Argentina — 0.1%
Argentine Republic Government International Bond, 6.875%, 1/26/27		$700,000	$587,737
Australia — 2.3%
Australia Government Bond, 2.75%, 4/21/24	AUD	17,772,000	12,876,693
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	3,250,000	2,301,957
			15,178,650
Austria — 1.2%
Republic of Austria Government Bond, 3.40%, 11/22/22(1)	EUR	2,350,000	3,058,206
Republic of Austria Government Bond, 0.75%, 10/20/26(1)	EUR	2,387,000	2,777,270
Republic of Austria Government Bond, 4.15%, 3/15/37(1)	EUR	1,400,000	2,384,008
			8,219,484
Belgium — 0.4%
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	512,000	879,332
Kingdom of Belgium Government Bond, 1.60%, 6/22/47(1)	EUR	1,800,000	1,983,722
			2,863,054
Brazil — 0.1%
Brazilian Government International Bond, 5.625%, 1/7/41		$400,000	369,700
Canada — 7.3%
Canadian Government Bond, 1.00%, 9/1/22	CAD	24,528,000	17,676,109
Canadian Government Bond, 4.00%, 6/1/41	CAD	5,066,000	4,807,669
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	1,009,000	780,780
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	11,071,000	8,379,547
Province of Ontario Canada, MTN, 1.65%, 6/8/20	JPY	100,000,000	909,625
Province of Quebec Canada, 3.00%, 9/1/23	CAD	10,086,000	7,716,907
Province of Quebec Canada, 5.75%, 12/1/36	CAD	6,140,000	6,201,985
Province of Quebec Canada, 5.00%, 12/1/41	CAD	800,000	771,791
Province of Quebec Canada, 3.50%, 12/1/48	CAD	720,000	566,877
			47,811,290
Colombia — 0.1%
Colombia Government International Bond, 7.375%, 9/18/37		$300,000	363,375
Czech Republic — 0.3%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	37,500,000	1,819,895
Denmark — 0.3%
Denmark Government Bond, 0.50%, 11/15/27	DKK	5,887,000	907,389
Denmark Government Bond, 4.50%, 11/15/39	DKK	4,500,000	1,172,361
			2,079,750
Dominican Republic — 0.4%
Dominican Republic International Bond, 6.875%, 1/29/26		$1,000,000	1,052,500
Dominican Republic International Bond, 5.95%, 1/25/27(1)		$800,000	799,000
Dominican Republic International Bond, 5.95%, 1/25/27		$600,000	599,250
			2,450,750

10

		Principal Amount	Value
Egypt — 0.1%
Egypt Government International Bond, 7.50%, 1/31/27(1)		$400,000	$392,110
Finland — 0.6%
Finland Government Bond, 4.00%, 7/4/25(1)	EUR	2,727,000	3,862,034
France — 2.0%
French Republic Government Bond OAT, 3.25%, 10/25/21	EUR	2,060,000	2,586,745
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	2,006,237	2,490,612
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	157,000	263,409
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	4,999,000	7,798,210
			13,138,976
Germany — 1.0%
Bundesrepublik Deutschland Bundesanleihe, 4.75%, 7/4/40	EUR	395,000	794,789
Bundesrepublik Deutschland Bundesanleihe, 2.50%, 7/4/44	EUR	3,830,000	5,858,421
			6,653,210
Hungary — 2.0%
Hungary Government Bond, 6.75%, 10/22/28	HUF	2,949,000,000	12,849,261
Ireland — 0.7%
Ireland Government Bond, 3.40%, 3/18/24	EUR	3,719,000	4,924,880
Italy — 4.9%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	7,255,000	7,501,053
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	11,084,000	11,725,901
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	7,420,000	9,394,423
Italy Buoni Poliennali Del Tesoro, 3.45%, 3/1/48(1)	EUR	3,617,000	3,757,618
			32,378,995
Japan — 18.1%
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	991,350,000	9,148,210
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	2,361,650,000	27,559,420
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	3,029,300,000	33,955,490
Japan Government Thirty Year Bond, 0.80%, 3/20/48	JPY	350,000,000	3,052,217
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	4,366,950,000	45,194,749
			118,910,086
Jordan — 0.2%
Jordan Government International Bond, 7.375%, 10/10/47(1)		$1,500,000	1,362,285
Malaysia — 0.4%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	12,150,000	2,881,305
Mexico — 2.6%
Mexican Bonos, 6.50%, 6/9/22	MXN	99,250,000	4,566,431
Mexican Bonos, 8.00%, 12/7/23	MXN	105,000,000	5,028,235
Mexican Bonos, 10.00%, 11/20/36	MXN	14,890,000	800,735
Mexico Government International Bond, 4.125%, 1/21/26		$200,000	193,315
Mexico Government International Bond, 4.15%, 3/28/27		$2,800,000	2,669,450
Nacional Financiera SNC, MTN, 0.78%, 3/29/22	JPY	400,000,000	3,567,904
			16,826,070
Netherlands — 1.4%
Netherlands Government Bond, 0.50%, 7/15/26(1)	EUR	6,728,000	7,755,156
Netherlands Government Bond, 2.75%, 1/15/47(1)	EUR	836,000	1,336,342
			9,091,498

11

		Principal Amount	Value
Norway — 0.5%
Norway Government Bond, 2.00%, 5/24/23(1)	NOK	6,400,000	$774,825
Norway Government Bond, 1.75%, 2/17/27(1)	NOK	22,200,000	2,609,286
			3,384,111
Peru — 1.6%
Peru Government Bond, 6.15%, 8/12/32(1)	PEN	36,430,000	10,792,183
Poland — 0.4%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	10,430,000	2,913,099
Russia — 0.4%
Russian Federal Bond - OFZ, 7.05%, 1/19/28	RUB	70,300,000	975,420
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		$900,000	1,427,589
			2,403,009
Singapore — 0.5%
Singapore Government Bond, 3.125%, 9/1/22	SGD	4,225,000	3,151,798
South Africa — 3.0%
Republic of South Africa Government Bond, 7.75%, 2/28/23	ZAR	107,000,000	7,021,144
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	114,600,000	8,252,451
Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	73,000,000	4,351,364
			19,624,959
Spain — 1.6%
Spain Government Bond, 4.40%, 10/31/23(1)	EUR	2,090,000	2,807,813
Spain Government Bond, 1.60%, 4/30/25(1)	EUR	4,192,000	4,951,041
Spain Government Bond, 5.15%, 10/31/28(1)	EUR	1,268,000	1,912,363
Spain Government Bond, 5.15%, 10/31/44(1)	EUR	354,000	600,960
			10,272,177
Switzerland — 0.9%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	2,908,000	3,198,468
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	1,965,000	2,634,959
			5,833,427
Thailand — 1.0%
Thailand Government Bond, 3.625%, 6/16/23	THB	50,000,000	1,590,780
Thailand Government Bond, 3.85%, 12/12/25	THB	152,200,000	4,954,980
			6,545,760
Tunisia — 0.1%
Banque Centrale de Tunisie International Bond, 5.75%, 1/30/25		$1,200,000	1,022,261
United Kingdom — 3.8%
United Kingdom Gilt, 1.50%, 7/22/26	GBP	924,000	1,204,292
United Kingdom Gilt, 4.50%, 12/7/42	GBP	7,267,000	14,058,503
United Kingdom Gilt, 4.25%, 12/7/49	GBP	1,672,000	3,343,983
United Kingdom Gilt, 4.25%, 12/7/55	GBP	2,958,000	6,264,812
			24,871,590
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $404,847,706)			395,828,769
CORPORATE BONDS — 25.9%
Belgium — 0.1%
Anheuser-Busch InBev SA, MTN, 1.50%, 3/17/25	EUR	800,000	928,278

12

		Principal Amount	Value
Brazil — 0.2%
Globo Comunicacao e Participacoes SA, 4.84%, 6/8/25		$1,300,000	$1,231,750
Canada — 0.3%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)		1,250,000	1,242,031
NOVA Chemicals Corp., 4.875%, 6/1/24(1)		730,000	673,425
			1,915,456
Cayman Islands — 0.5%
Braskem Finance Ltd., 5.75%, 4/15/21(1)		800,000	823,008
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(1)		2,370,000	2,312,233
			3,135,241
France — 2.2%
AXA SA, MTN, VRN, 6.69%, 7/6/26(2)	GBP	1,200,000	1,716,700
AXA SA, MTN, VRN, 3.375%, 7/6/27(2)	EUR	600,000	691,614
BNP Paribas Cardif SA, VRN, 4.03%, 11/25/25(2)	EUR	800,000	938,218
Carrefour SA, MTN, 0.75%, 4/26/24	EUR	2,000,000	2,214,309
CNP Assurances, VRN, 4.00%, 11/18/24(2)	EUR	1,200,000	1,417,053
Credit Agricole Assurances SA, VRN, 4.25%, 1/13/25(2)	EUR	2,000,000	2,349,549
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	1,500,000	2,370,631
Orange SA, MTN, VRN, 4.00%, 10/1/21(2)	EUR	960,000	1,160,049
TOTAL SA, MTN, VRN, 2.625%, 2/26/25(2)	EUR	1,200,000	1,375,344
			14,233,467
Germany — 1.8%
Allianz SE, VRN, 3.375%, 9/18/24(2)	EUR	1,000,000	1,189,815
Bayer AG, VRN, 3.75%, 7/1/24(2)	EUR	1,300,000	1,490,093
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	2,000,000	2,405,951
Daimler AG, MTN, 0.85%, 2/28/25	EUR	900,000	996,080
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	3,165,000	4,286,746
RWE AG, VRN, 7.00%, 3/20/19(2)	GBP	1,000,000	1,297,400
			11,666,085
Ireland — 0.9%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)		$1,530,000	1,438,200
GE Capital European Funding Unlimited. Co., MTN, 5.375%, 1/23/20	EUR	3,960,000	4,773,816
			6,212,016
Italy — 1.9%
Assicurazioni Generali SpA, MTN, VRN, 4.60%, 11/21/25(2)	EUR	2,000,000	2,225,235
Credit Agricole Cariparma SpA, MTN, 1.625%, 3/21/29 (Secured)	EUR	600,000	669,830
Eni SpA, MTN, 1.75%, 1/18/24	EUR	1,100,000	1,295,335
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	2,000,000	2,529,072
Intesa Sanpaolo Vita SpA, VRN, 4.75%, 12/17/24(2)	EUR	1,500,000	1,658,081
Mediobanca Banca di Credito Finanziario SpA, MTN, 1.25%, 11/24/29 (Secured)	EUR	1,100,000	1,163,889
UniCredit SpA, 0.375%, 10/31/26 (Secured)	EUR	300,000	313,380
UniCredit SpA, MTN, VRN, 5.75%, 10/28/20(2)	EUR	1,000,000	1,174,189
UniCredit SpA, VRN, 5.86%, 6/19/27(1)(2)		$1,340,000	1,150,339
			12,179,350

13

		Principal Amount	Value
Kazakhstan — 0.1%
KazTransGas JSC, 4.375%, 9/26/27(1)		$800,000	$757,306
Luxembourg — 1.5%
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	5,605,000	6,983,464
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	1,830,000	2,435,301
Gazprom OAO Via Gaz Capital SA, MTN, 7.29%, 8/16/37		$600,000	663,546
			10,082,311
Netherlands — 1.9%
Alcoa Nederland Holding BV, 6.125%, 5/15/28(1)		520,000	520,000
BMW Finance NV, MTN, 1.00%, 2/15/22	EUR	1,000,000	1,160,096
BMW Finance NV, MTN, 0.875%, 4/3/25	EUR	800,000	894,758
Constellium NV, 6.625%, 3/1/25(1)		$400,000	393,000
Deutsche Telekom International Finance BV, MTN, 1.25%, 10/6/23	GBP	1,150,000	1,427,216
Deutsche Telekom International Finance BV, MTN, 0.875%, 1/30/24	EUR	820,000	936,779
ING Groep NV, MTN, VRN, 1.625%, 9/26/24(2)	EUR	1,300,000	1,424,392
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)		$750,000	750,000
Petrobras Global Finance BV, 5.30%, 1/27/25		1,350,000	1,290,938
Sensata Technologies BV, 5.00%, 10/1/25(1)		680,000	659,600
Telefonica Europe BV, VRN, 3.00%, 12/4/23(2)	EUR	1,900,000	2,068,698
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26		$800,000	652,856
			12,178,333
Norway — 0.3%
Equinor ASA, MTN, 0.875%, 2/17/23	EUR	1,700,000	1,969,833
Spain — 0.9%
Banco Santander SA, MTN, 2.50%, 3/18/25	EUR	2,200,000	2,491,532
CaixaBank SA, MTN, VRN, 2.75%, 7/14/23(2)	EUR	800,000	910,166
Criteria Caixa SAU, MTN, 1.50%, 5/10/23	EUR	1,500,000	1,682,682
Liberbank SA, VRN, 6.875%, 3/14/22(2)	EUR	700,000	847,356
			5,931,736
Switzerland — 0.5%
Credit Suisse Group AG, VRN, 2.125%, 9/12/24(2)	GBP	2,900,000	3,552,275
United Kingdom — 3.9%
Barclays plc, MTN, VRN, 2.00%, 2/7/23(2)	EUR	1,600,000	1,730,472
Barclays plc, MTN, VRN, 1.375%, 1/24/25(2)	EUR	1,200,000	1,290,324
Centrica plc, VRN, 5.25%, 4/10/25(2)	GBP	1,500,000	1,982,009
Co-Operative Bank plc (The), 4.75%, 11/11/21 (Secured)	GBP	2,640,000	3,613,933
HSBC Holdings plc, 0.84%, 9/26/23	JPY	400,000,000	3,606,849
HSBC Holdings plc, 2.625%, 8/16/28	GBP	1,000,000	1,234,582
InterContinental Hotels Group plc, MTN, 3.75%, 8/14/25	GBP	1,100,000	1,482,072
International Game Technology plc, 6.25%, 2/15/22(1)		$800,000	830,000
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	1,500,000	2,415,200
Santander UK plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	1,940,000	2,707,331
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26(1)		$700,000	715,750
SSE plc, VRN, 2.375%, 4/1/21(2)	EUR	1,400,000	1,601,996
Tesco Corporate Treasury Services plc, MTN, 2.50%, 7/1/24	EUR	700,000	831,114

14

		Principal Amount	Value
Tesco plc, MTN, 5.00%, 3/24/23	GBP	1,000,000	$1,419,920
			25,461,552
United States — 8.9%
AES Corp., 4.875%, 5/15/23		$940,000	932,950
Ally Financial, Inc., 4.625%, 3/30/25		1,500,000	1,473,750
AMC Networks, Inc., 4.75%, 8/1/25		1,340,000	1,249,014
Antero Resources Corp., 5.125%, 12/1/22		1,100,000	1,095,187
Aramark Services, Inc., 5.00%, 4/1/25(1)		1,030,000	1,021,631
Ashland LLC, 4.75%, 8/15/22		900,000	895,500
AT&T, Inc., 3.375%, 3/15/34	EUR	1,000,000	1,166,642
Ball Corp., 4.00%, 11/15/23		$940,000	914,150
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	700,000	884,705
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22		$1,240,000	1,248,525
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)		1,050,000	990,938
CIT Group, Inc., 5.00%, 8/15/22		860,000	868,600
CommScope Technologies LLC, 5.00%, 3/15/27(1)		1,640,000	1,476,000
Continental Resources, Inc., 3.80%, 6/1/24		1,500,000	1,450,818
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		1,360,000	1,336,200
Crown Americas LLC / Crown Americas Capital Corp. VI, 4.75%, 2/1/26(1)		410,000	387,963
CSC Holdings LLC, 5.50%, 4/15/27(1)		1,040,000	1,001,000
CyrusOne LP / CyrusOne Finance Corp., 5.00%, 3/15/24		140,000	140,350
DaVita, Inc., 5.125%, 7/15/24		1,500,000	1,436,250
Diamondback Energy, Inc., 5.375%, 5/31/25		1,070,000	1,067,325
Discovery Communications LLC, 2.50%, 9/20/24	GBP	1,800,000	2,260,451
First Data Corp., 5.00%, 1/15/24(1)		$1,600,000	1,590,000
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	850,000	1,192,325
Goldman Sachs Group, Inc. (The), MTN, 4.25%, 1/29/26	GBP	800,000	1,117,078
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23		$1,300,000	1,278,550
Hanesbrands, Inc., 4.625%, 5/15/24(1)		500,000	481,250
HCA, Inc., 5.00%, 3/15/24		250,000	253,594
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24		1,150,000	1,107,220
International Business Machines Corp., 1.75%, 3/7/28	EUR	1,000,000	1,166,131
IQVIA, Inc., 5.00%, 10/15/26(1)		$1,000,000	965,930
Lamar Media Corp., 5.375%, 1/15/24		800,000	805,000
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)		1,340,000	1,317,515
Lennar Corp., 4.75%, 4/1/21		780,000	786,825
Lennar Corp., 4.50%, 4/30/24		400,000	383,250
Netflix, Inc., 4.875%, 4/15/28(1)		1,500,000	1,378,125
Newfield Exploration Co., 5.75%, 1/30/22		1,360,000	1,409,300
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)		1,410,000	1,306,012
Post Holdings, Inc., 5.00%, 8/15/26(1)		1,080,000	1,000,350
Range Resources Corp., 4.875%, 5/15/25		950,000	883,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)		1,010,000	989,800
Sirius XM Radio, Inc., 5.375%, 4/15/25(1)		1,350,000	1,340,719

15

		Principal Amount	Value
Spectrum Brands, Inc., 5.75%, 7/15/25		$630,000	$614,250
Sprint Communications, Inc., 6.00%, 11/15/22		750,000	758,906
Steel Dynamics, Inc., 5.00%, 12/15/26		1,180,000	1,156,400
Sunoco LP / Sunoco Finance Corp., 5.50%, 2/15/26(1)		1,190,000	1,136,450
T-Mobile USA, Inc., 4.75%, 2/1/28		1,060,000	983,150
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28		910,000	865,638
Tenet Healthcare Corp., 4.375%, 10/1/21		400,000	397,500
Tenet Healthcare Corp., 5.125%, 5/1/25		900,000	868,500
Tenneco, Inc., 5.00%, 7/15/26		870,000	726,450
United Rentals North America, Inc., 5.75%, 11/15/24		480,000	483,000
Universal Health Services, Inc., 4.75%, 8/1/22(1)		940,000	942,350
Walmart, Inc., 0.18%, 7/15/22	JPY	450,000,000	4,007,271
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(1)		$1,000,000	982,700
ZF North America Capital, Inc., 4.00%, 4/29/20(1)		762,000	762,160
			58,735,148
TOTAL CORPORATE BONDS (Cost $178,220,047)			170,170,137
ASSET-BACKED SECURITIES(3) — 3.9%
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 11/15/18(1)(4)		1,606,012	1,595,670
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 2.99%, 11/17/18, resets monthly off the 1-month LIBOR plus 0.70%(1)		3,945,947	3,945,997
Invitation Homes Trust, Series 2018-SFR2, Class B, VRN, 3.36%, 11/17/18, resets monthly off the 1-month LIBOR plus 1.08%(1)		2,550,000	2,563,761
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 3.56%, 11/17/18, resets monthly off the 1-month LIBOR plus 1.28%(1)		2,775,000	2,773,672
Invitation Homes Trust, Series 2018-SFR3, Class B, VRN, 3.44%, 11/17/18, resets monthly off the 1-month LIBOR plus 1.15%(1)		2,700,000	2,713,086
Mosaic Solar Loan Trust, Series 2018-2GS, Class A SEQ, 4.20%, 2/22/44(1)		824,163	820,924
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(1)		2,272,705	2,197,089
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(1)		2,815,954	2,712,988
Towd Point Mortgage Trust, Series 2017-4, Class A1, VRN, 2.75%, 11/1/18(1)(4)		3,596,461	3,501,720
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)		116,466	113,610
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(1)		2,368,841	2,284,193
TOTAL ASSET-BACKED SECURITIES (Cost $25,598,478)			25,222,710
COLLATERALIZED LOAN OBLIGATIONS(3) — 2.8%
Carlyle Global Market Strategies CLO, Series 2014-2RA, Class A3, VRN, 3.81%, 11/15/18, resets quarterly off the 3-month LIBOR plus 1.50%(1)		3,000,000	2,968,719
Goldentree Loan Management US CLO 3 Ltd., Series 2018-3A, Class B1, VRN, 4.02%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.55%(1)		1,800,000	1,788,883

16

	Principal Amount	Value
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 3.59%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.12%(1)	$500,000	$499,630
KKR CLO Ltd., Series 22A, Class A, VRN, 3.52%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.15%(1)	750,000	748,829
KKR CLO Ltd., Series 22A, Class B, VRN, 3.97%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.60%(1)	1,500,000	1,496,188
LCM XIV LP, Series 2014A, Class BR, VRN, 4.05%, 1/22/19, resets quarterly off the 3-month LIBOR plus 1.58%(1)	2,375,000	2,371,114
LoanCore Issuer Ltd., Series 2018-CRE1, Class AS, VRN, 3.78%, 11/15/18, resets monthly off the 1-month LIBOR plus 1.50%(1)	1,701,000	1,708,141
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 3.42%, 1/15/19, resets quarterly off the 3-month LIBOR plus 0.98%(1)	2,300,000	2,296,139
Magnetite VIII Ltd., Series 2014-8A, Class BR2, VRN, 3.94%, 1/15/19, resets quarterly off the 3-month LIBOR plus 1.50%(1)	1,750,000	1,739,810
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class A, VRN, 3.59%, 1/18/19, resets quarterly off the 3-month LIBOR plus 1.15%(1)	1,000,000	1,001,100
Sounds Point CLO IV-R Ltd., Series 2013-3RA, Class B, VRN, 4.19%, 1/18/19, resets quarterly off the 3-month LIBOR plus 1.75%(1)	1,750,000	1,750,406
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $18,415,848)		18,368,959
BANK LOAN OBLIGATIONS(5) — 2.2%
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.55%, 2/16/24, resets monthly off the 1-month LIBOR plus 2.25%	798,399	796,304
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.55%, 2/16/24, resets monthly off the 1-month LIBOR plus 2.25%	647,922	646,221
Caesars Resort Collection, LLC, 2017 1st Lien Term Loan B, 5.05%, 12/22/24, resets monthly off the 1-month LIBOR plus 2.75%	748,116	749,208
Catalent Pharma Solutions Inc., USD Term Loan B, 4.55%, 5/20/24, resets monthly off the 1-month LIBOR plus 2.25%	824,390	828,966
CenturyLink, Inc., 2017 Term Loan B, 5.05%, 1/31/25, resets monthly off the 1-month LIBOR plus 2.75%	1,015,687	1,006,165
CSC Holdings, LLC, 2017 1st Lien Term Loan, 4.53%, 7/17/25, resets monthly off the 1-month LIBOR plus 2.25%	748,101	747,435
Dell International LLC, 2017 Term Loan B, 4.31%, 9/7/23, resets monthly off the 1-month LIBOR plus 2.00%	598,489	598,540
HCA Inc., 2018 Term Loan B10, 4.30%, 3/13/25, resets monthly off the 1-month LIBOR plus 2.00%	1,467,625	1,475,880
Hilton Worldwide Finance, LLC, Term Loan B2, 4.03%, 10/25/23, resets monthly off the 1-month LIBOR plus 1.75%	1,600,000	1,603,504
Level 3 Financing Inc., 2017 Term Loan B, 4.53%, 2/22/24, resets monthly off the 1-month LIBOR plus 2.25%	900,000	901,759
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, 4.30%, 3/21/25, resets monthly off the 1-month LIBOR plus 2.00%	994,898	993,122
Sprint Communications, Inc., 1st Lien Term Loan B, 4.81%, 2/2/24, resets monthly off the 1-month LIBOR plus 2.50%	528,658	529,071
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, 5.27%, 6/1/25, resets monthly off the 1-month LIBOR plus 3.00%	1,514,953	1,517,619

17

	Shares/ Principal Amount	Value
Western Digital Corporation, 2018 Term Loan B4, 4.04%, 4/29/23, resets monthly off the 1-month LIBOR plus 1.75%	$1,129,325	$1,124,384
Zayo Group, LLC, 2017 Incremental Term Loan, 4.55%, 1/19/24, resets monthly off the 1-month LIBOR plus 2.25%	1,100,000	1,102,750
TOTAL BANK LOAN OBLIGATIONS (Cost $14,667,412)		14,620,928
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 1.8%
Private Sponsor Collateralized Mortgage Obligations — 0.8%
Agate Bay Mortgage Trust, Series 2016-1, Class A5 SEQ, VRN, 3.50%, 11/1/18(1)(4)	2,967,105	2,938,868
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 11/1/18(1)(4)	2,216,897	2,180,232
		5,119,100
U.S. Government Agency Collateralized Mortgage Obligations — 1.0%
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.48%, 11/25/18, resets monthly off the 1-month LIBOR plus 1.20%	3,645,061	3,682,455
FHLMC, Series 2017-HQA2, Class M1, VRN, 3.08%, 11/25/18, resets monthly off the 1-month LIBOR plus 0.80%	3,122,486	3,130,296
		6,812,751
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $12,119,030)		11,931,851
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 1.3%
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(1)	2,000,000	1,983,580
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class AS, 3.06%, 8/15/49	2,600,000	2,422,240
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	2,000,000	1,899,346
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	2,300,000	2,178,773
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,950,251)		8,483,939
TEMPORARY CASH INVESTMENTS — 0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class	17,296	17,296
U.S. Treasury Bills 2.34%, 1/24/19(6)(7)	$5,000,000	4,973,634
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,990,563)		4,990,930
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $667,809,335)		649,618,223
OTHER ASSETS AND LIABILITIES — 1.0%		6,481,500
TOTAL NET ASSETS — 100.0%		$656,099,723

18

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	5,064,571	USD	3,634,387	Bank of America, N.A.	12/19/18	$(46,070)
AUD	491,457	USD	351,185	Bank of America, N.A.	12/19/18	(2,981)
USD	358,436	AUD	505,504	Bank of America, N.A.	12/19/18	279
BRL	6,232,513	USD	1,676,308	Goldman Sachs & Co.	12/19/18	(8,181)
USD	344,638	BRL	1,296,045	Goldman Sachs & Co.	12/19/18	(2,248)
CAD	460,272	USD	355,412	Morgan Stanley	12/19/18	(5,439)
CAD	4,310,516	USD	3,292,632	Morgan Stanley	12/19/18	(15,080)
USD	8,170,502	CAD	10,588,317	Morgan Stanley	12/19/18	119,550
USD	248,212	CAD	318,022	Morgan Stanley	12/19/18	6,400
USD	3,287,561	CAD	4,245,194	Morgan Stanley	12/19/18	59,677
USD	3,440,153	CAD	4,472,715	Morgan Stanley	12/19/18	39,271
CHF	1,165,528	USD	1,210,951	UBS AG	12/19/18	(48,222)
USD	3,281,723	CHF	3,236,973	Bank of America, N.A.	12/19/18	52,523
CLP	72,611,130	USD	104,945	Goldman Sachs & Co.	12/19/18	(554)
COP	10,443,958,913	USD	3,396,122	Goldman Sachs & Co.	12/19/18	(158,642)
USD	856,159	CZK	18,787,555	Goldman Sachs & Co.	12/19/18	32,185
DKK	6,693,563	USD	1,051,009	Goldman Sachs & Co.	12/19/18	(30,251)
EUR	119,903,581	USD	138,281,203	JPMorgan Chase Bank N.A.	11/14/18	(2,346,848)
EUR	255,836	USD	293,820	JPMorgan Chase Bank N.A.	11/14/18	(3,779)
USD	321,263	EUR	276,845	JPMorgan Chase Bank N.A.	11/14/18	7,405
USD	599,266	EUR	517,092	JPMorgan Chase Bank N.A.	11/14/18	13,039
USD	328,586	EUR	283,260	JPMorgan Chase Bank N.A.	11/14/18	7,456
USD	328,706	EUR	283,182	JPMorgan Chase Bank N.A.	11/14/18	7,663
USD	346,066	EUR	298,213	JPMorgan Chase Bank N.A.	11/14/18	7,982
USD	238,251	EUR	207,403	JPMorgan Chase Bank N.A.	11/14/18	3,118
USD	534,710	EUR	468,519	JPMorgan Chase Bank N.A.	11/14/18	3,551
USD	844,955	EUR	741,101	JPMorgan Chase Bank N.A.	11/14/18	4,770
USD	558,479	EUR	491,403	JPMorgan Chase Bank N.A.	11/14/18	1,377
USD	2,643,234	EUR	2,330,820	JPMorgan Chase Bank N.A.	11/14/18	790
GBP	2,889,069	USD	3,790,632	Bank of America, N.A.	12/19/18	(88,940)
GBP	285,505	USD	369,595	Bank of America, N.A.	12/19/18	(3,784)
GBP	338,790	USD	433,733	Bank of America, N.A.	12/19/18	350
USD	1,770,907	GBP	1,340,956	Bank of America, N.A.	12/19/18	52,773
USD	376,912	GBP	289,380	Bank of America, N.A.	12/19/18	6,136
USD	344,422	GBP	259,591	Bank of America, N.A.	12/19/18	11,814
HKD	1,526,317	USD	194,706	Goldman Sachs & Co.	12/19/18	196
HUF	956,548,647	USD	3,415,147	UBS AG	12/19/18	(66,158)
HUF	106,046,596	USD	379,589	UBS AG	12/19/18	(8,307)
HUF	163,363,205	USD	582,483	UBS AG	12/19/18	(10,529)
HUF	175,584,748	USD	617,170	UBS AG	12/19/18	(2,427)
USD	16,515,939	HUF	4,596,947,352	UBS AG	12/19/18	421,483
USD	701,896	HUF	198,369,939	UBS AG	12/19/18	7,380
IDR	145,376,249,774	USD	9,526,622	Goldman Sachs & Co.	12/19/18	(45,438)
IDR	4,433,829,858	USD	294,372	Goldman Sachs & Co.	12/19/18	(5,205)
ILS	5,029,365	USD	1,414,531	Goldman Sachs & Co.	12/19/18	(57,496)

19

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	7,891,341,828	USD	69,855,902	Bank of America, N.A.	11/14/18	$139,594
JPY	152,903,922	USD	1,356,045	Bank of America, N.A.	11/14/18	200
USD	359,805	JPY	40,500,058	Bank of America, N.A.	11/14/18	573
USD	569,388	JPY	63,740,069	Bank of America, N.A.	11/14/18	4,020
KRW	16,375,528,444	USD	14,573,514	Goldman Sachs & Co.	12/19/18	(206,914)
MXN	7,041,101	USD	345,192	JPMorgan Chase Bank N.A.	12/19/18	(1,065)
USD	7,878,239	MXN	152,089,404	JPMorgan Chase Bank N.A.	12/19/18	445,013
USD	351,565	MXN	6,720,946	JPMorgan Chase Bank N.A.	12/19/18	23,086
MYR	14,083,798	USD	3,392,967	Goldman Sachs & Co.	12/19/18	(31,251)
USD	2,783,950	MYR	11,574,272	Goldman Sachs & Co.	12/19/18	21,242
NOK	32,141,466	USD	3,904,881	Goldman Sachs & Co.	12/19/18	(83,682)
NZD	7,148,233	USD	4,691,650	Bank of America, N.A.	12/19/18	(24,754)
USD	6,747,262	PEN	22,389,441	Goldman Sachs & Co.	12/19/18	117,670
USD	2,196,778	PEN	7,292,206	Goldman Sachs & Co.	12/19/18	37,530
USD	653,139	PEN	2,183,443	Goldman Sachs & Co.	12/19/18	6,614
USD	1,727,913	PEN	5,769,502	Goldman Sachs & Co.	12/19/18	19,543
USD	3,282,927	PHP	179,221,528	Goldman Sachs & Co.	12/19/18	(67,407)
PLN	10,963,382	USD	2,962,196	Goldman Sachs & Co.	12/19/18	(101,643)
RUB	43,994,055	USD	633,464	Goldman Sachs & Co.	12/19/18	30,642
SEK	45,121,672	USD	5,056,499	Goldman Sachs & Co.	12/19/18	(103,472)
SEK	31,414,537	USD	3,509,577	Goldman Sachs & Co.	12/19/18	(61,188)
USD	3,377,714	SEK	30,282,895	Goldman Sachs & Co.	12/19/18	53,547
USD	865,291	SGD	1,185,109	Bank of America, N.A.	12/19/18	8,874
THB	86,712,923	USD	2,673,849	Goldman Sachs & Co.	12/19/18	(53,767)
USD	5,693,916	THB	186,008,851	Goldman Sachs & Co.	12/19/18	73,549
TRY	402,537	USD	60,015	Goldman Sachs & Co.	12/19/18	9,959
USD	18,424,102	ZAR	278,922,478	UBS AG	12/19/18	(373,015)
USD	1,132,370	ZAR	16,416,531	UBS AG	12/19/18	26,028
						$(2,179,885)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bund 10-Year Bonds	44	December 2018	EUR	4,400,000	$7,986,816	$(21,638)
Euro-OAT 10-Year Bonds	74	December 2018	EUR	7,400,000	12,736,698	(47,059)
Japanese 10-Year Government Bonds	13	December 2018	JPY	1,300,000,000	17,354,456	56,339
Japanese 10-Year Mini Government Bonds	107	December 2018	JPY	1,070,000,000	14,274,569	35,773
Korean Treasury 10-Year Bonds	119	December 2018	KRW	11,900,000,000	12,997,007	31,576
					$65,349,546	$54,991

20

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	302	December 2018	EUR	30,200,000	$44,960,419	$57,654
U.K. Gilt 10-Year Bonds	117	December 2018	GBP	11,700,000	18,306,346	(72,646)
U.S. Treasury 2-Year Notes	80	December 2018	USD	16,000,000	16,852,500	41,070
U.S. Treasury 5-Year Notes	284	December 2018	USD	28,400,000	31,916,719	223,876
U.S. Treasury 10-Year Ultra Notes	223	December 2018	USD	22,300,000	27,899,391	543,061
U.S. Treasury Long Bonds	78	December 2018	USD	7,800,000	10,773,750	428,825
					$150,709,125	$1,221,840

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 30	Buy	(5.00%)	6/20/23	$16,500,000	$(1,199,533)	$101,420	$(1,098,113)

^The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount		Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
MXIBTIIE	Pay	7.84%	8/7/23	MXN	93,000,000	$526	$(180,853)	$(180,327)
MXIBTIIE	Pay	7.92%	8/8/23	MXN	90,000,000	519	(160,624)	(160,105)
MXIBTIIE	Pay	7.99%	8/10/23	MXN	185,000,000	541	(304,501)	(303,960)
MXIBTIIE	Pay	7.99%	8/10/23	MXN	185,000,000	541	(304,501)	(303,960)
						$2,127	$(950,479)	$(948,352)

INTEREST RATE SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount		Value*
Morgan Stanley	BUBOR06M	Receive	0.97%	6/21/20	HUF	1,343,000,000	$(11,842)

*    Amount represents value and unrealized appreciation (depreciation).

21

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar	MXIBTIIE	-	28-day Mexico Interbank Equilibrium Interest Rate Index
BRL	-	Brazilian Real	MXN	-	Mexican Peso
BUBOR06M	-	6-month Budapest Interbank Offered Rate	MYR	-	Malaysian Ringgit
CAD	-	Canadian Dollar	NOK	-	Norwegian Krone
CDX	-	Credit Derivatives Indexes	NZD	-	New Zealand Dollar
CHF	-	Swiss Franc	PEN	-	Peruvian Sol
CLP	-	Chilean Peso	PHP	-	Philippine Peso
COP	-	Colombian Peso	PLN	-	Polish Zloty
CZK	-	Czech Koruna	resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
DKK	-	Danish Krone
EUR	-	Euro	RUB	-	Russian Ruble
FHLMC	-	Federal Home Loan Mortgage Corporation	SEK	-	Swedish Krona
GBP	-	British Pound	SEQ	-	Sequential Payer
HKD	-	Hong Kong Dollar	SGD	-	Singapore Dollar
HUF	-	Hungarian Forint	THB	-	Thai Baht
IDR	-	Indonesian Rupiah	TRY	-	Turkish Lira
ILS	-	Israeli Shekel	USD	-	United States Dollar
JPY	-	Japanese Yen	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
KRW	-	South Korean Won
LIBOR	-	London Interbank Offered Rate	ZAR	-	South African Rand
MTN	-	Medium Term Note

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $146,220,111, which represented 22.3% of total net assets.

(2)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(5)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty. Final maturity date is indicated.

(6)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $3,036,763.

(7)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

OCTOBER 31, 2018
Assets
Investment securities, at value (cost of $667,809,335)	$649,618,223
Foreign currency holdings, at value (cost of $884,049)	824,916
Foreign deposits with broker for futures contracts, at value (cost of $1,152,284)	1,121,475
Receivable for investments sold	697,071
Receivable for capital shares sold	730,653
Receivable for variation margin on futures contracts	305,144
Unrealized appreciation on forward foreign currency exchange contracts	1,884,852
Interest receivable	6,232,293
661,414,627

Liabilities
Disbursements in excess of demand deposit cash	34,312
Payable for investments purchased	549,853
Payable for capital shares redeemed	39,613
Payable for variation margin on futures contracts	74,320
Payable for variation margin on swap agreements	236,265
Unrealized depreciation on forward foreign currency exchange contracts	4,064,737
Swap agreements, at value	11,842
Accrued management fees	301,489
Distribution and service fees payable	2,473
5,314,904

Net Assets	$656,099,723

Net Assets Consist of:
Capital paid in	$666,881,372
Distributable earnings	(10,781,649)
$656,099,723

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$407,913,028	32,895,681	$12.40
I Class	$18,592,024	1,494,217	$12.44
Y Class	$3,766,496	302,108	$12.47
A Class	$9,192,396	750,517	$12.25*
C Class	$481,906	40,624	$11.86
R Class	$67,888	5,588	$12.15
R5 Class	$5,607,681	449,929	$12.46
R6 Class	$2,691,026	215,751	$12.47
G Class	$207,787,278	16,546,210	$12.56
*Maximum offering price $12.83 (net asset value divided by 0.955).

See Notes to Financial Statements.

23

Statement of Operations

YEAR ENDED OCTOBER 31, 2018
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $19,960)	$18,408,527

Expenses:
Management fees	5,029,823
Distribution and service fees:
A Class	27,358
C Class	6,509
R Class	556
Trustees' fees and expenses	45,629
Other expenses	61,451
5,171,326
Fees waived - G Class	(1,268,405)
3,902,921

Net investment income (loss)	14,505,606

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	4,376,197
Forward foreign currency exchange contract transactions	(4,356,964)
Futures contract transactions	(1,647,719)
Swap agreement transactions	624,544
Foreign currency translation transactions	5,777
(998,165)

Change in net unrealized appreciation (depreciation) on:
Investments	(36,639,921)
Forward foreign currency exchange contracts	(1,372,547)
Futures contracts	1,759,341
Swap agreements	234,385
Translation of assets and liabilities in foreign currencies	(267,083)
(36,285,825)

Net realized and unrealized gain (loss)	(37,283,990)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(22,778,384)

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2018 AND OCTOBER 31, 2017
Increase (Decrease) in Net Assets	October 31, 2018	October 31, 2017
Operations
Net investment income (loss)	$14,505,606	$8,381,058
Net realized gain (loss)	(998,165)	(14,232,083)
Change in net unrealized appreciation (depreciation)	(36,285,825)	22,755,206
Net increase (decrease) in net assets resulting from operations	(22,778,384)	16,904,181

Distributions to Shareholders
From earnings:
Investor Class	(1,552,619)	—
I Class	(73,143)	—
Y Class	(19)	—
A Class	(37,161)	—
C Class	(2,955)	—
R Class	(562)	—
R5 Class	(21,375)	—
R6 Class	(13,173)	—
G Class	(795,266)	—
Decrease in net assets from distributions	(2,496,273)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(268,520,182)	57,417,033

Net increase (decrease) in net assets	(293,794,839)	74,321,214

Net Assets
Beginning of period	949,894,562	875,573,348
End of period	$656,099,723	$949,894,562

See Notes to Financial Statements.

25

Notes to Financial Statements

OCTOBER 31, 2018

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. International Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and Y Class commenced on April 10, 2017 and sale of the G Class commenced on July 28, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Sovereign governments and agencies, corporate bonds, bank loan obligations, and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

27

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 52% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended October 31, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.4925% to 0.6100%	0.2500% to 0.3100%	0.79%
I Class		0.1500% to 0.2100%	0.69%
Y Class		0.0500% to 0.1100%	0.59%
A Class		0.2500% to 0.3100%	0.79%
C Class		0.2500% to 0.3100%	0.79%
R Class		0.2500% to 0.3100%	0.79%
R5 Class		0.0500% to 0.1100%	0.59%
R6 Class		0.0000% to 0.0600%	0.54%
G Class		0.0000% to 0.0600%	0.00%(1)

(1)	Effective annual management fee before waiver was 0.54%.

28

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2018 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2018 totaled $280,654,927, none of which were U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2018 totaled $512,789,531, of which $8,679,819 represented U.S. Treasury and Government Agency obligations.

29

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2018		Year ended October 31, 2017(1)
	Shares	Amount	Shares	Amount
Investor Class
Sold	4,270,722	$55,915,494	10,099,436	$127,117,045
Issued in reinvestment of distributions	117,358	1,533,870	—	—
Redeemed	(6,409,733)	(83,634,807)	(9,083,786)	(115,424,782)
	(2,021,653)	(26,185,443)	1,015,650	11,692,263
I Class
Sold	891,721	11,765,128	1,887,749	24,258,234
Issued in reinvestment of distributions	5,465	71,595	—	—
Redeemed	(1,002,846)	(12,995,408)	(287,872)	(3,721,861)
	(105,660)	(1,158,685)	1,599,877	20,536,373
Y Class
Sold	305,051	3,932,168	406	5,000
Issued in reinvestment of distributions	1	19	—	—
Redeemed	(3,350)	(42,863)	—	—
	301,702	3,889,324	406	5,000
A Class
Sold	371,109	4,820,015	1,251,508	15,802,156
Issued in reinvestment of distributions	2,844	36,795	—	—
Redeemed	(483,020)	(6,144,144)	(1,818,672)	(23,026,030)
	(109,067)	(1,287,334)	(567,164)	(7,223,874)
C Class
Sold	1,359	17,637	16,047	197,701
Issued in reinvestment of distributions	184	2,316	—	—
Redeemed	(25,739)	(327,652)	(33,850)	(415,463)
	(24,196)	(307,699)	(17,803)	(217,762)
R Class
Sold	4,917	63,023	1,802	22,251
Issued in reinvestment of distributions	39	507	—	—
Redeemed	(11,183)	(143,842)	(523)	(6,296)
	(6,227)	(80,312)	1,279	15,955
R5 Class
Sold	10,885	143,638	5,348,925	65,207,407
Issued in reinvestment of distributions	1,629	21,362	—	—
Redeemed	(24,543)	(326,158)	(33,952,869)	(443,824,947)
	(12,029)	(161,158)	(28,603,944)	(378,617,540)
R6 Class
Sold	54,471	716,330	1,702,694	20,846,709
Issued in reinvestment of distributions	1,004	13,173	—	—
Redeemed	(131,949)	(1,692,580)	(5,196,446)	(67,726,783)
	(76,474)	(963,077)	(3,493,752)	(46,880,074)
G Class
Sold	988,356	12,888,893	35,641,483	467,666,876
Issued in reinvestment of distributions	60,477	795,266	—	—
Redeemed	(19,423,363)	(255,949,957)	(720,743)	(9,560,184)
	(18,374,530)	(242,265,798)	34,920,740	458,106,692
Net increase (decrease)	(20,428,134)	$(268,520,182)	4,855,289	$57,417,033

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the I Class and Y Class and
July 28, 2017 (commencement of sale) through October 31, 2017 for the G Class.

30

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$395,828,769	—
Corporate Bonds	—	170,170,137	—
Asset-Backed Securities	—	25,222,710	—
Collateralized Loan Obligations	—	18,368,959	—
Bank Loan Obligations	—	14,620,928	—
Collateralized Mortgage Obligations	—	11,931,851	—
Commercial Mortgage-Backed Securities	—	8,483,939	—
Temporary Cash Investments	$17,296	4,973,634	—
	$17,296	$649,600,927	—
Other Financial Instruments
Futures Contracts	$1,236,832	$181,342	—
Forward Foreign Currency Exchange Contracts	—	1,884,852	—
	$1,236,832	$2,066,194	—

Liabilities
Other Financial Instruments
Futures Contracts	—	$141,343	—
Swap Agreements	—	2,058,307	—
Forward Foreign Currency Exchange Contracts	—	4,064,737	—
	—	$6,264,387	—

31

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $21,275,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $551,309,384.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $46,556,641 futures contracts purchased and $98,447,425 futures contracts sold.

32

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $140,885,299.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $28,944,444.
Value of Derivative Instruments as of October 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$34,898
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$1,884,852	Unrealized depreciation on forward foreign currency exchange contracts	4,064,737
Interest Rate Risk	Receivable for variation margin on futures contracts*	305,144	Payable for variation margin on futures contracts*	74,320
Interest Rate Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	201,367
Interest Rate Risk	Swap agreements	—	Swap agreements	11,842
		$2,189,996		$4,387,164

*Included in the unrealized appreciation (depreciation) on centrally cleared swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

33

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$1,385,064	Change in net unrealized appreciation (depreciation) on swap agreements	$(395,424)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(4,356,964)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,372,547)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(1,647,719)	Change in net unrealized appreciation (depreciation) on futures contracts	1,759,341
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(914,971)	Change in net unrealized appreciation (depreciation) on swap agreements	125,597
Other Contracts	Net realized gain (loss) on swap agreement transactions	154,451	Change in net unrealized appreciation (depreciation) on swap agreements	504,212
		$(5,380,139)		$621,179

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$1,439	—
Long-term capital gains	$2,494,834	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

34

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$668,454,607
Gross tax appreciation of investments	$13,181,276
Gross tax depreciation of investments	(32,017,660)
Net tax appreciation (depreciation) of investments	(18,836,384)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(819,171)
Net tax appreciation (depreciation)	$(19,655,555)
Other book-to-tax adjustments	$(1,110,850)
Undistributed ordinary income	$10,374,449
Accumulated short-term capital losses	$(339,232)
Accumulated long-term capital losses	$(50,461)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

35

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$12.96	0.23	(0.74)	(0.51)	—	(0.05)	—	(0.05)	$12.40	(3.98)%	0.81%	1.76%	40%	$407,913
2017	$12.82	0.09	0.05	0.14	—	—	—	—	$12.96	1.09%	0.80%	0.74%	87%	$452,514
2016	$12.39	0.11	0.58	0.69	—	(0.25)	(0.01)	(0.26)	$12.82	5.57%	0.80%	0.85%	40%	$434,618
2015(3)	$12.35	0.04	—(4)	0.04	—	—	—	—	$12.39	0.40%	0.81%(5)	0.95%(5)	7%	$469,820
2015	$14.50	0.14	(1.98)	(1.84)	(0.21)	(0.10)	—	(0.31)	$12.35	(12.85)%	0.80%	1.05%	67%	$494,676
2014	$13.50	0.17	0.86	1.03	(0.03)	—	—	(0.03)	$14.50	7.66%	0.80%	1.24%	35%	$600,026
I Class
2018	$12.99	0.25	(0.75)	(0.50)	—	(0.05)	—	(0.05)	$12.44	(3.90)%	0.71%	1.86%	40%	$18,592
2017(6)	$12.31	0.06	0.62	0.68	—	—	—	—	$12.99	5.52%	0.70%(5)	0.88%(5)	87%(7)	$20,782
Y Class
2018	$13.01	0.28	(0.77)	(0.49)	—	(0.05)	—	(0.05)	$12.47	(3.81)%	0.61%	1.96%	40%	$3,766
2017(6)	$12.31	0.07	0.63	0.70	—	—	—	—	$13.01	5.69%	0.60%(5)	0.96%(5)	87%(7)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$12.83	0.20	(0.73)	(0.53)	—	(0.05)	—	(0.05)	$12.25	(4.18)%	1.06%	1.51%	40%	$9,192
2017	$12.73	0.06	0.04	0.10	—	—	—	—	$12.83	0.79%	1.05%	0.49%	87%	$11,031
2016	$12.33	0.08	0.57	0.65	—	(0.25)	—	(0.25)	$12.73	5.38%	1.05%	0.60%	40%	$18,161
2015(3)	$12.30	0.03	—(4)	0.03	—	—	—	—	$12.33	0.24%	1.06%(5)	0.70%(5)	7%	$18,899
2015	$14.44	0.10	(1.96)	(1.86)	(0.18)	(0.10)	—	(0.28)	$12.30	(13.06)%	1.05%	0.80%	67%	$19,392
2014	$13.44	0.14	0.86	1.00	—	—	—	—	$14.44	7.44%	1.05%	0.99%	35%	$96,081
C Class
2018	$12.52	0.09	(0.70)	(0.61)	—	(0.05)	—	(0.05)	$11.86	(4.92)%	1.81%	0.76%	40%	$482
2017	$12.51	(0.03)	0.04	0.01	—	—	—	—	$12.52	0.08%	1.80%	(0.26)%	87%	$812
2016	$12.22	(0.02)	0.56	0.54	—	(0.25)	—	(0.25)	$12.51	4.52%	1.80%	(0.15)%	40%	$1,034
2015(3)	$12.22	—(4)	—(4)	—(4)	—	—	—	—	$12.22	0.00%	1.81%(5)	(0.05)%(5)	7%	$1,211
2015	$14.34	0.01	(1.96)	(1.95)	(0.07)	(0.10)	—	(0.17)	$12.22	(13.67)%	1.80%	0.05%	67%	$1,580
2014	$13.45	0.03	0.86	0.89	—	—	—	—	$14.34	6.62%	1.80%	0.24%	35%	$3,352
R Class
2018	$12.76	0.16	(0.72)	(0.56)	—	(0.05)	—	(0.05)	$12.15	(4.44)%	1.31%	1.26%	40%	$68
2017	$12.68	0.03	0.05	0.08	—	—	—	—	$12.76	0.63%	1.30%	0.24%	87%	$151
2016	$12.32	0.04	0.57	0.61	—	(0.25)	—	(0.25)	$12.68	5.06%	1.30%	0.35%	40%	$134
2015(3)	$12.30	0.02	—(4)	0.02	—	—	—	—	$12.32	0.16%	1.31%(5)	0.45%(5)	7%	$157
2015	$14.44	0.07	(1.97)	(1.90)	(0.14)	(0.10)	—	(0.24)	$12.30	(13.28)%	1.30%	0.55%	67%	$179
2014	$13.47	0.10	0.87	0.97	—	—	—	—	$14.44	7.20%	1.30%	0.74%	35%	$231

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2018	$13.00	0.26	(0.75)	(0.49)	—	(0.05)	—	(0.05)	$12.46	(3.82)%	0.61%	1.96%	40%	$5,608
2017	$12.83	0.11	0.06	0.17	—	—	—	—	$13.00	1.33%	0.60%	0.94%	87%	$6,005
2016	$12.41	0.13	0.57	0.70	—	(0.25)	(0.03)	(0.28)	$12.83	5.78%	0.60%	1.05%	40%	$373,045
2015(3)	$12.36	0.05	–(4)	0.05	—	—	—	—	$12.41	0.40%	0.61%(5)	1.15%(5)	7%	$332,434
2015	$14.51	0.16	(1.97)	(1.81)	(0.24)	(0.10)	—	(0.34)	$12.36	(12.67)%	0.60%	1.25%	67%	$339,993
2014	$13.50	0.20	0.87	1.07	(0.06)	—	—	(0.06)	$14.51	7.95%	0.60%	1.44%	35%	$424,158
R6 Class
2018	$13.00	0.27	(0.75)	(0.48)	—	(0.05)	—	(0.05)	$12.47	(3.74)%	0.56%	2.01%	40%	$2,691
2017	$12.83	0.12	0.05	0.17	—	—	—	—	$13.00	1.33%	0.55%	0.99%	87%	$3,800
2016	$12.41	0.14	0.57	0.71	—	(0.25)	(0.04)	(0.29)	$12.83	5.83%	0.55%	1.10%	40%	$48,582
2015(3)	$12.35	0.05	0.01	0.06	—	—	—	—	$12.41	0.49%	0.56%(5)	1.20%(5)	7%	$31,370
2015	$14.50	0.16	(1.97)	(1.81)	(0.24)	(0.10)	—	(0.34)	$12.35	(12.63)%	0.55%	1.30%	67%	$30,516
2014(8)	$13.77	0.19	0.61	0.80	(0.07)	—	—	(0.07)	$14.50	5.81%	0.55%(5)	1.45%(5)	35%(9)	$7,614
G Class
2018	$13.02	0.33	(0.74)	(0.41)	—	(0.05)	—	(0.05)	$12.56	(3.19)%	0.02%(10)	2.55%(10)	40%	$207,787
2017(11)	$13.12	0.06	(0.16)	(0.10)	—	—	—	—	$13.02	(0.76)%	0.01%(5)(12)	1.66%(5)(12)	87%(7)	$454,794

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)
July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period. For the years before October 31, 2015, the fund's fiscal year end was June 30.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

(6)	April 10, 2017 (commencement of sale) through October 31, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(8)	July 26, 2013 (commencement of sale) through June 30, 2014.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2014.

(10)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.56% and 2.01%, respectively.

(11)	July 28, 2017 (commencement of sale) through October 31, 2017.

(12)
The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.55% and 1.12%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century International Bond Funds and Shareholders of International Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Bond Fund (one of the funds constituting American Century International Bond Funds, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
December 18, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

40

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	50	None

41

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

42

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

43

Approval of Management Agreement

At a meeting held on June 19, 2018, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	any economies of scale associated with the Advisor’s management of the Fund and other accounts;

•	services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

44

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods and below its benchmark for the five- and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

45

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different

46

regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

47

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

48

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $2,494,834, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2018.

49

Notes

50

Notes

51

Notes

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90983 1812

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2017:    $127,917
FY 2018:    $116,815

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0

FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0
FY 2018:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2017:    $0
FY 2018:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:    $0
FY 2018:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0
FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0
FY 2018:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2017:    $145,111
FY 2018:    $130,738

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)    A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century International Bond Funds

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 28, 2018

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	December 28, 2018